UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Income Portfolio

BlackRock High Income Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Money Market Portfolio

BlackRock Total Return Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2011

Date of reporting period: 06/30/2011

Item 1 – Report to Stockholders

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Series Fund, Inc.

} BlackRock Balanced Capital Portfolio
} BlackRock Capital Appreciation Portfolio
} BlackRock Global Allocation Portfolio
} BlackRock Government Income Portfolio
} BlackRock High Income Portfolio
} BlackRock Large Cap Core Portfolio
} BlackRock Money Market Portfolio
} BlackRock Total Return Portfolio

Dear Shareholder

The recent downgrade of US long-term debt by Standard & Poor’s marked an historic event for financial markets. Stocks tumbled in the days before and after the announcement on August 5 as investors contemplated the pervasiveness of the lower US credit rating across asset classes and the future direction of the global economy. BlackRock was well prepared for the possibility of a downgrade and the firm had no need to execute any forced selling of securities in response to the S&P action. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets.

The pages that follow reflect your mutual fund’s reporting period ended June 30, 2011. Accordingly, the below discussion is intended to provide you with perspective on the performance of your investments during that period.

Economic conditions in the second quarter of 2011 were strikingly similar to the scenario of the same quarter last year. The sovereign debt crisis in Europe, tightening monetary policy in China and a global economic slowdown were again the key concerns that drove investors away from risky assets. The second-quarter correction in 2010 was significant, but markets were revived toward the end of the summer as positive economic news and robust corporate earnings whetted investor appetite for yield. The global economy had finally gained traction and investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board (the “Fed”). Stock markets rallied despite the ongoing European debt crisis and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industry supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded from each of these events as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Global credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors responded to the Fed’s early 2011 reaffirmation that it will keep interest rates low.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions in Japan finally caught up with economic data. Investors pulled back from riskier assets and stocks generally declined throughout most of May and June, but year-to-date performance in global equity markets was positive, and 12-month returns were remarkably strong. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Markets generally moved higher despite heightened volatility during the reporting period.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2011	6-month	12-month
US large cap equities	6.02%	30.69%
(S&P 500 Index)
US small cap equities	6.21	37.41
(Russell 2000 Index)
International equities	4.98	30.36
(MSCI Europe, Australasia,
Far East Index)
Emerging market equities	0.88	27.80
(MSCI Emerging Markets Index)
3-month Treasury bill	0.08	0.16
(BofA Merrill Lynch 3-Month
Treasury Bill Index)
US Treasury securities	3.26	1.88
(BofA Merrill Lynch 10-Year
US Treasury Index)
US investment grade bonds	2.72	3.90
(Barclays Capital
US Aggregate Bond Index)
Tax-exempt municipal bonds	4.42	3.48
(Barclays Capital Municipal
Bond Index)
US high yield bonds	4.98	15.53
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

BlackRock Series Fund, Inc.
Fund Summary as of June 30, 2011

BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Portfolio”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Portfolio perform?

•	Stocks outperformed bonds during the six-month period ended June 30, 2011, as the Russell 1000® Index advanced 6.37%, while the Barclays Capital US Aggregate Bond Index gained 2.72%. The Portfolio returned 8.23%, outperforming its blended benchmark (60% Russell 1000® Index/40% Barclays Capital US Aggregate Bond Index), which returned 4.93% for the period.

What factors influenced performance?

•	From an asset allocation standpoint, our decision to overweight the equity portion of the Portfolio early in the six-month period proved to be additive to performance. The decision to trim equity exposure as markets became more volatile during the second quarter also added value. Within equities, stock selection in health care accounted for the largest contribution to results, with an overweight in the defensive sector also providing a strong boost. Within the fixed income segment, performance benefited primarily from an allocation outside the benchmark index to high-yield corporate credit, which experienced a broad rally on improving fundamentals and continued signs of a US economic recovery.
•	Conversely, within the equity segment of the Portfolio, stock selection in industrials detracted from performance. In particular, the Portfolio’s positioning in airlines hampered returns, where higher jet fuel prices threatened to either significantly increase operating costs or destroy demand/traffic as airlines attempted to pass through costs in the form of higher ticket prices.
•	Within the fixed income segment, the Portfolio’s short duration bias and yield curve management hurt returns as interest rates moved lower during the period.

Describe recent portfolio activity.

•	During the six-month period, we reduced the Portfolio’s overall weighting to equity relative to fixed income. Uncertainty in global markets coupled with headwinds coming out of Europe presented an environment in which de-risking the Portfolio was prudent. Within the equity segment, we increased exposure to the energy, health care and information technology (IT) sectors, and reduced allocations to consumer discretionary and utilities. Within the fixed income segment, we increased quality and liquidity ahead of the scheduled ending of the government’s monetary stimulus program, but remained underweight relative to the benchmark in government-owned/government-related sectors in favor of non-government spread sectors.

Describe portfolio positioning at period end.

•	At the end of the period, the Portfolio was neutral in its equity and fixed income weightings. Within equities, we continued to maintain a balance between domestic cyclicals and more dependable growth names. Relative to the Russell 1000® Index, the Portfolio’s largest sector overweights were in health care and IT, while financials and consumer staples represented the largest underweights. Compared to the Barclays Capital US Aggregate Bond Index, the fixed income segment held underweights in US Treasuries, agency debentures and FDIC-guaranteed debt, with an overweight in agency mortgage-backed securities (MBS). In spread sectors, the Portfolio was overweight in investment-grade corporate debt, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The Portfolio also held a reduced out-of-index allocation to non-agency residential MBS and high-yield corporate credit. Despite the recent volatility, we believe spread sectors will continue to benefit from gradually improving economic conditions. The Portfolio ended the period with a slightly shorter duration than the benchmark.

BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2011, the Portfolio returned 2.60%, underperforming its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index, which returned 6.83% and 6.02%, respectively. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•	During the period, the Portfolio’s investments in the airline industry negatively impacted performance. In particular, shares of both Delta Air Lines, Inc. and United Continental Holdings Inc. came under pressure as investors began to anticipate the effect elevated future oil prices would have on airline profitability. Also within industrials, employment services firm Manpower, Inc. declined significantly as employment growth struggled to gain positive momentum.
•	The consumer discretionary sector also produced underperformance despite positive stock selection in the internet retail industry. General Motors Co. was the most notable detractor, declining 17% during the reporting period. As with the airlines, higher fuel prices presented a challenge for the company. Within information technology (IT), the Portfolio’s semiconductor holdings caused underperformance. Cree, Inc., an energy-efficient LED lighting company, fell sharply in January after delivering a disappointing quarterly earnings report due to an inventory buildup in Asia. The Portfolio’s investments in Broadcom Corp. and Micron Technology, Inc. also detracted from performance.

•	Conversely, stock selection in the health care and financials sectors aided relative returns. Cerner Corp., a provider of IT for the health care sector, was among the key individual contributors. The company reported earnings ahead of expectations and raised both its revenue and earnings forecasts for the year. Biotechnology holdings Vertex Pharmaceuticals, Inc. and Dendreon Corp. also contributed positively to performance.
•	In financials, bond rating agency Moody’s Corp. delivered excellent performance, as the company reported better-than-expected financial results for both the fourth quarter of 2010 and the first quarter of 2011, and has seen little impact from financial reform.

Describe recent portfolio activity.

•	During the six-month period, we substantially increased the Portfolio’s weighting in the health care sector due to both relative performance and trading activity. This increase came at the expense of the materials and consumer discretionary sectors.

Describe portfolio positioning at period end.

•	At period end, the Portfolio held its most notable overweights in the IT, health care and industrials sectors, while holding substantial underweights in consumer staples, materials and energy.

BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Portfolio”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2011, the Portfolio returned 3.66%, and underperformed its Reference Benchmark, which returned 4.87% and the Financial Times Stock Exchange (FTSE®) World Index, which returned 5.22%. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE® World Index (Excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Portfolio invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Portfolio’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within the equity segment of the Portfolio, stock selection in the United States and Canada detracted from performance, as did overweights in Brazil and India. From a sector perspective, an overweight position and stock selection in materials hampered returns, as did stock selection in industrials and consumer staples. Within financials, stock selection negatively impacted performance, although this was partially offset by an underweight exposure to the sector. Foreign currency exchange translations also hurt returns.
•	Within the equity segment, stock selection in Japan contributed to performance, although this was partially offset by an overweight exposure to the region. The Portfolio’s underweight position in fixed income contributed positively to returns. Within fixed income, an underweight to Japanese government bonds added to performance.

Describe recent portfolio activity.

•	During the six-month period, the Portfolio’s overall equity allocation decreased from 65% of net assets to 64%. Within equities, the Portfolio decreased its weighting in North America and increased its weighting in Europe. On a sector basis, the Portfolio’s weightings in energy, consumer discretionary, health care, utilities and information technology (IT) increased and decreased in financials. The Portfolio’s allocation to fixed income increased from 25% of net assets to 29%. The Portfolio increased exposure to sovereign debt in Asia, US dollar-denominated foreign corporate bonds, sovereign debt in Latin America and Germany, and US dollar-denominated corporates, and decreased exposure to US dollar-denominated foreign convertible bonds. Reflecting the above changes, the Portfolio’s allocation to cash and cash equivalents decreased from 10% of net assets to 7%.
•	The Portfolio’s cash position detracted modestly from relative performance, but helped mitigate Portfolio volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end.

•	Relative to its Reference Benchmark, the Portfolio ended the period overweight in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Portfolio was underweight in Europe and the United States, while it was overweight in Asia, notably Japan, and Brazil. On a sector basis, the Portfolio was overweight in materials, energy, telecommunication services and health care. The Portfolio’s sector underweights included financials, consumer staples and consumer discretionary. Within fixed income, the Portfolio was underweight in nominal US treasuries, sovereign debt in Asia, notably Japan, and Europe, and overweight sovereign debt in Latin America, convertible bonds and corporate debt.
•	With respect to currency exposure, the Portfolio was overweight in the Brazilian real, the Singapore dollar, the Russian ruble, the Swiss franc and the Canadian dollar, and was underweight the US dollar, the euro and the Japanese yen. The Portfolio also held overweight positions in several small Asian currencies.

BlackRock Government Income Portfolio

Investment Objective

BlackRock Government Income Portfolio’s (the “Portfolio”) investment objective is to seek the highest current income consistent with the protection of capital afforded by investing in intermediate term debt securities issued or guaranteed by the US government or its agencies.

On March 18, 2011, the Board of Directors (the “Board”) of BlackRock Series Fund, Inc. approved a proposal to change the Portfolio’s investment objective to seek “to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Portfolio to “BlackRock U.S. Government Bond Portfolio.” These changes are effective on October 1, 2011.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2011, the Portfolio returned 1.30%, underperforming its benchmark, a 50%/50% blend of the Barclays Capital Mortgage-Backed Securities Index and the BofA Merrill Lynch 10-Year US Treasury Index, which returned 3.07% for the same period.

What factors influenced performance?

•	Volatility initially increased in interest rate markets on signs of an economic recovery and anticipated changes in monetary policy, which drove US Treasury yields higher. However, increasing fears regarding the strength of the economic recovery and concern over the European peripheral sovereign debt crisis led to a move toward higher-quality holdings during the second quarter, causing rates to fall across the yield curve. Duration management and positioning within US Treasuries was the largest detractor from performance and modest exposure to commercial mortgage-backed securities (CMBS) detracted later in the period.
•	Conversely, the Portfolio’s overweight exposure to agency mortgage-backed securities (MBS) added to performance as the sector strengthened, benefiting from the aforementioned flight to quality. Security selection within the agency mortgage space, most notably our positioning within the coupon range and exposure to interest-only mortgages (IOs), also contributed positively to performance.
•	The Portfolio uses interest rate derivatives, including futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Portfolio’s interest rate swaps detracted from performance during the period.

Describe recent portfolio activity.

•	During the six-month period, we continued to manage risk in the Portfolio prudently given the economic backdrop. Within the US Treasury space, we initially moved to an underweight position, but later reduced it. We also tactically traded our agency mortgage position, with a focus on purchasing lower- and middle-coupon issues. Finally, we actively managed duration, moving from a short to a long duration bias.

Describe portfolio positioning at period end.

•	As of the end of the period, the Portfolio held modest exposure to non-government spread sectors. Within government-related sectors, the Portfolio was underweight in US Treasuries, agency debentures and FDIC-guaranteed paper. We currently hold an overweight in agency MBS given subdued pre-payment risks and an attractive carry (income) profile. Additionally, we expect the sector to benefit from strong investor demand, particularly as the global macroeconomic backdrop stabilizes. We continue to hold exposure outside the benchmark index to CMBS and will continue to manage risk in the Portfolio. The Portfolio ended the quarter with a long duration relative to the benchmark.

BlackRock High Income Portfolio

Investment Objective

BlackRock High Income Portfolio’s (the “Portfolio”) investment objective is to seek a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective.

On March 18, 2011, the Board of Directors (the “Board”) of BlackRock Series Fund, Inc. approved a proposal to change the Portfolio’s investment objective to seek “to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Portfolio to “BlackRock High Yield Portfolio.” These changes are effective on October 1, 2011.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2011, the Portfolio returned 4.49%, underperforming its benchmark, the Barclays Capital US Corporate High Yield 2% Issuer Capped Index, which returned 4.98%.

What factors influenced performance?

•	Negative security selection in the automotive, banking and consumer services sectors detracted from performance. Portfolio allocations to bank loans and preferred securities of levered issuers also hampered relative performance, as these assets underperformed high-yield bonds during the period.
•	Conversely, strong security selection in the independent energy, media (cable) and wireless sectors contributed. The Portfolio’s exposure to equity warrants issued by high-yield firms also aided performance, as did Portfolio usage of modest leverage.

Describe recent Portfolio activity.

•	During the six-month period, we selectively participated in the high-yield primary calendar, seeking higher-quality new issues that were coming to market with solid risk-reward profiles as well as new-issue senior-secured bonds offering improved downside protection. Early in the period, we were positioned for an improving economy with shorter duration names exhibiting equity beta (higher sensitivity to equity markets) in the Portfolio. Given increasing macroeconomic related risks, we became more conservative later in the period and shifted toward higher-quality, intermediate-maturity names to earn more yield in a slower-growth, low-interest-rate environment. Additionally, the Portfolio increased its exposure to independent energy while reducing exposure to packaging.
•	The Portfolio frequently held cash that was committed for pending transactions. The cash balance did not have a significant impact on performance.

Describe portfolio positioning at period end.

•	As of period end, the Portfolio held primary overweight positions in the chemicals, independent energy and metals sectors, with large underweights in gaming, technology and health care. We remain constructive on high yield and believe its substantial income and limited duration characteristics make it attractive in the current economic environment.

BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2011, the Portfolio returned 12.27%, outperforming its benchmark, the Russell 1000® Index, which returned 6.37%.

What factors influenced performance?

•	Positive performance in the health care, consumer discretionary and financials sectors more than offset negative results in industrials. Stock selection in health care accounted for the largest contribution to results, with an overweight in the defensive sector providing a strong boost as well. Health care providers & services led the way as a combination of benign utilization trends and controlled pricing resulted in stellar earnings reports and healthy outlooks for health maintenance organizations — a segment in which the Portfolio was overweight. Stock selection in biotechnology also enhanced returns owing largely to positive pipeline developments for select holdings.
•	Favorable stock selection aided relative results in the consumer discretionary sector as well. The media industry continued to outperform on strong advertising trends (despite fears of a pullback in spending from auto companies due to disruptions in Japan). Moreover, annual upfront negotiations — whereby broadcasters negotiate with advertisers and sell forward advertising space for the next TV season — were very strong, yielding another year of double-digit price increases. Elsewhere, retail holdings posted strong results thanks to continued sales and margin improvements.
•	Outperformance in financials was due primarily to the Portfolio’s underweight in the sector generally, and in diversified financial services and capital markets in particular. These names underperformed during the period amid familiar concerns with respect to the uncertain impact of regulatory reforms and the continual lack of clarity on business models. An overweight and stock selection in consumer finance also helped.
•	Among the largest individual contributors to performance were National Semiconductor Corp., Biogen Idec Inc., CBS Corp., Aetna, Inc. and Marathon Oil Corp.
•	Conversely, stock selection in industrials detracted from results. Underperformance can be attributed largely to our positioning in airlines, where higher jet fuel prices threatened to either significantly increase operating costs or destroy demand/traffic as airlines attempt to pass through costs in the form of higher ticket prices.
•	Among the largest individual detractors for the period were Tellabs, Inc., Corning, Inc., Expedia, Inc., NVIDIA Corp. and Arch Coal, Inc.

Describe recent portfolio activity.

•	During the six-month period, we increased exposure to the information technology (IT), health care and energy sectors, and we reduced our allocation to consumer discretionary. The largest purchases within the Portfolio were Pfizer, Inc., Microsoft Corp., Corning, Inc., Murphy Oil Corp. and Cliffs Natural Resources, Inc. The largest sales included Lubrizol Corp., Intel Corp., Comcast Corp., Nabors Industries Ltd. and Cephalon, Inc.

Describe portfolio positioning at period end.

•	As of June 30, 2011, we continue to maintain a balance in the Portfolio between domestic cyclicals and more dependable growth names. The Portfolio’s largest sector overweights relative to the benchmark were health care and IT, while financials and consumer discretionary represented the largest underweights.

BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Portfolio”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Money Market Overview for the Six Month Period Ended June 30, 2011

Throughout the six-month period ended June 30, 2011, the Federal Open Market Committee (the “Committee”) maintained the target range for the federal funds rate at 0.00% to 0.25%. At its June 22, 2011 meeting, the Committee indicated the “economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected.” The Committee attributed this unexpected weakness to temporary factors such as the impact of higher food and energy prices on consumer spending and supply chain disruptions in Japan. The Committee also noted that following completion of its $600 billion purchase of long-term US Treasury securities (the “QE2 program”), it would continue reinvesting principal payments from its Treasury holdings, which would maintain the Federal Reserve balance sheet at its current size.

In Europe, leaders have continued their efforts to strengthen the euro-zone financial system. At its summit held in March 2011, the European Union adopted a preliminary framework to address the size and scope of financial stability mechanisms, bank stress tests, fiscal reform, and surveillance of macroeconomic imbalances. In April 2011, the European Central Bank (ECB) raised its key interest rate by 0.25% to 1.25%, signaling one of the first monetary tightening cycles in the developed world since the global credit crisis.

In early June, heightened concerns about sovereign debt risk in certain peripheral European countries led to additional volatility in financial markets. In order to improve liquidity conditions, the ECB extended the term of its longer-term refinancing operations to expire in September 2011. Later in the month, the US Federal Reserve Bank extended the term of its U.S. dollar liquidity swap facilities with the ECB, the Bank of Canada, the Bank of England and the Swiss National Bank to August 1, 2012 for the purpose of maintaining liquidity.

Despite ongoing concerns about peripheral European sovereign debt, London InterBank Offered Rates (LIBOR settings) declined over the six-month period, with some settings decreasing as much as 7 basis points. Overall, the slope of the LIBOR curve, as measured from one month to one year, steepened by ten basis points over the period.

In the tax-exempt space, historically low rates resulted in an overall decline in money fund assets over the past six months as investors continued to move to longer-term securities or equities. The seven-day Securities Industry and Financial Markets Association (SIFMA) Index, which is the benchmark for most municipal money market portfolio holdings, averaged 0.22% for the six-month period, reaching an all-time low of just 0.09% at the end of June 2011. Municipal variable rate demand note (VRDN) issuance was minimal during the later half of this period and dealer inventory remained manageable. Given these conditions, VRDN rates remained low as non-traditional buyers (such as taxable money market funds) continued to find opportunities in the tax-exempt market. Additionally, continued pressure in European financial markets has compelled money fund managers to take a more conservative approach on some historically higher-yielding bank names.

Since the beginning of the year, expiring letters of credit on VRDNs have been successfully substituted and many new banks have entered the letter of credit market. This has provided money funds with diversification opportunities away from the traditional banks.

The beginning of June marked the start of “note season,” when state and local governments typically issue a large amount of one-year, fixed rate securities. Generally speaking, municipal money market funds take advantage of this opportunity to extend their weighted average maturity, pick up yield and diversify beyond bank exposure. The one-year Moody’s Investment Grade scale (MIG-1) rallied 12 basis points over the six-month period from 0.38% to 0.26%, as measured by Thomson Municipal Data.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Portfolio”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the six-month period ended June 30, 2011, the Portfolio returned 2.47%, underperforming its benchmark, the Barclays Capital US Aggregate Bond Index, which returned 2.72%.

What factors influenced performance?

•	During the second half of the reporting period, weaker-than-expected economic data and sovereign debt concerns abroad caused investors to become more risk-averse. The Portfolio’s underweight exposure to US Treasuries and overweight in spread sectors detracted from performance. The Portfolio’s short duration bias was a detractor from performance as interest rates moved lower during the period.
•	Conversely, during the first half of the reporting period, the Portfolio’s allocation outside the benchmark index to high-yield corporate credit and non-agency residential mortgage-backed securities (MBS) contributed to performance; these sectors rallied based on improving fundamentals and continued signs of a US economic recovery. During the second half of the period, the Portfolio’s performance benefited from an overweight in agency MBS and from security selection in investment-grade credit. Agency MBS in particular proved to be a safe haven for investors due to their government support and a pre-payment environment that remains subdued.
•	The Portfolio uses interest rate derivatives, including futures contracts, options, swaps and swaptions, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Portfolio’s interest rate futures detracted from performance during the period.

Describe recent portfolio activity.

•	During the course of the period, we increased quality and liquidity ahead of the scheduled ending of the government’s monetary stimulus program in June mostly through an increase in investment-grade credit. Within corporate credit, the Portfolio added exposure to bonds that are on the cusp of being upgraded to investment grade. The Portfolio actively traded agency MBS throughout the six-month period, resulting in exposure to the sector that is biased toward lower-coupon mortgages. The Portfolio also maintained an out-of-index allocation to non-agency residential MBS.

Describe portfolio positioning at period end.

•	The Portfolio is overweight in investment-grade corporate debt, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The Portfolio also holds out-of-index allocations to non-agency mortgages and high-yield corporate credit. Within the government sectors, the Portfolio holds an underweight in US Treasuries, agency debentures and FDIC-guaranteed debt, but is overweight in agency MBS. At the end of the period, the Portfolio’s duration was slightly short relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BlackRock Series Fund, Inc.
Performance Information
As of June 30, 2011

				Average Annual Total Returns[1]
	Standardized 30-Day Yield		6-Month Total Returns[1]	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	—	[2]	8.23%	22.36%	3.65%	3.89%
BlackRock Capital Appreciation Portfolio	—	[2]	2.60	33.70	5.16	2.98
BlackRock Global Allocation Portfolio	—	[2]	3.66	19.52	7.41	9.26
BlackRock Government Income Portfolio	2.86%		1.30	2.77	5.11	4.84
BlackRock High Income Portfolio	7.13		4.49	16.22	7.73	7.34
BlackRock Large Cap Core Portfolio	—	[2]	12.27	35.40	2.66	4.91
BlackRock Total Return Portfolio	4.37		2.47	4.34	5.27	5.13

[1]	Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[2]	Yields are not applicable for this type of fund.

Yields	7-Day SEC Yield	7-Day Yield

BlackRock Money Market Portfolio	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment

BlackRock Balanced Capital Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in US and foreign equity and fixed income securities of any maturity.

[2]	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

[3]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.

[4]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

      Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (continued)

BlackRock Capital Appreciation Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Capital Appreciation Portfolio invests primarily in a diversified portfolio consisting of primarily common stock of US companies that Portfolio management believes have shown above-average growth rates in earnings over the long term.

[2]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with a greater-than-average growth orientation.

Past performance is not indicative of future results.

BlackRock Global Allocation Portfolio

[4]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.

[5]	This unmanaged market capitalization-weighted index is comprised of over 2,000 equities from 31 countries including the United States.

[6]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (continued)

BlackRock Government Income Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock Government Income Portfolio invests at least 80% of its assets in bonds and other debt securities that are issued or guaranteed by the US government or US government agencies or government-sponsored enterprises.

[2]	The composite index is comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the BofA Merrill Lynch 10-Year US Treasury Index (50%).

[3]	The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

[4]	The BofA Merrill Lynch 10-Year US Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue.

Past performance is not indicative of future results.

BlackRock High Income Portfolio

[5]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock High Income Portfolio invests, under normal circumstances, at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks and government obligations.

[6]	This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (continued)

BlackRock Large Cap Core Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock Large Cap Core Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000® Index.

[2]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.

Past performance is not indicative of future results.

BlackRock Total Return Portfolio

[3]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Total Return Portfolio, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks and government obligations.

[4]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including investment advisory fees and other Portfolio expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Actual	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000.00	$1,082.30	$2.22	0.43%
BlackRock Balanced Capital Portfolio (including interest expense)	$1,000.00	$1,082.30	$2.27	0.44%
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,026.00	$2.16	0.43%
BlackRock Global Allocation Portfolio (excluding dividend and interest expense)	$1,000.00	$1,036.60	$2.12	0.42%
BlackRock Global Allocation Portfolio (including dividend and interest expense)	$1,000.00	$1,036.60	$2.12	0.42%
BlackRock Government Income Portfolio (excluding interest expense)	$1,000.00	$1,013.00	$2.45	0.49%
BlackRock Government Income Portfolio (including interest expense)	$1,000.00	$1,013.00	$2.65	0.53%
BlackRock High Income Portfolio (excluding interest expense)	$1,000.00	$1,044.90	$2.48	0.49%
BlackRock High Income Portfolio (including interest expense)	$1,000.00	$1,044.90	$2.59	0.51%
BlackRock Large Cap Core Portfolio	$1,000.00	$1,122.70	$2.26	0.43%
BlackRock Money Market Portfolio	$1,000.00	$1,000.00	$1.59	0.32%
BlackRock Total Return Portfolio (excluding interest expense)	$1,000.00	$1,024.70	$2.51	0.50%
BlackRock Total Return Portfolio (including interest expense)	$1,000.00	$1,024.70	$2.51	0.50%

Hypothetical (5% annual return before expenses)[2]
BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000.00	$1,022.66	$2.16	0.43%
BlackRock Balanced Capital Portfolio (including interest expense)	$1,000.00	$1,022.61	$2.21	0.44%
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,022.66	$2.16	0.43%
BlackRock Global Allocation Portfolio (excluding dividend and interest expense)	$1,000.00	$1,022.71	$2.11	0.42%
BlackRock Global Allocation Portfolio (including dividend and interest expense)	$1,000.00	$1,022.71	$2.11	0.42%
BlackRock Government Income Portfolio (excluding interest expense)	$1,000.00	$1,022.36	$2.46	0.49%
BlackRock Government Income Portfolio (including interest expense)	$1,000.00	$1,022.17	$2.66	0.53%
BlackRock High Income Portfolio (excluding interest expense)	$1,000.00	$1,022.36	$2.46	0.49%
BlackRock High Income Portfolio (including interest expense)	$1,000.00	$1,022.27	$2.56	0.51%
BlackRock Large Cap Core Portfolio	$1,000.00	$1,022.66	$2.16	0.43%
BlackRock Money Market Portfolio	$1,000.00	$1,023.21	$1.61	0.32%
BlackRock Total Return Portfolio (excluding interest expense)	$1,000.00	$1,022.32	$2.51	0.50%
BlackRock Total Return Portfolio (including interest expense)	$1,000.00	$1,022.32	$2.51	0.50%

[1]	Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2011

Portfolio Composition for BlackRock Balanced Capital Portfolio	Percent of Long-Term Investments
Common Stocks	52%
US Government Sponsored Agency Securities	20
Corporate Bonds	13
US Treasury Obligations	7
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	3

Sector Allocation for BlackRock Capital Appreciation Portfolio	Percent of Long-Term Investments
Information Technology	33%
Consumer Discretionary	17
Industrials	15
Health Care	14
Energy	8
Consumer Staples	6
Financials	3
Materials	2
Telecommunication Services	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Global Allocation Portfolio	Percent of Net Assets		Reference Benchmark[4] Percentages
US Equities	34%[1]		36%
European Equities	9	[1]	12
Asian-Pacific Equities	15	[1]	8
Other Equities	6		4
Total Equities	64	[2]	60
US Dollar Denominated Fixed Income Securities	18		24
US Issuers	12		—
Non-US Issuers	6		—
Non-US Dollar Denominated Fixed Income Securities	11		16
Total Fixed Income Securities	29		40
Cash & Cash Equivalents[3]	7		—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Excluding US Equities); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2011 (concluded)

Portfolio Composition for BlackRock Government Income Portfolio	Percent of Long-Term Investments
US Government Sponsored Agency Securities	80%
US Treasury Obligations	15
Corporate Bonds	5

Credit Quality Allocation for BlackRock High Income Portfolio[1]	Percent of Corporate Bond Investments
BBB/Baa	4%
BB/Ba	33
B	49
CCC/Caa	11
CC/Ca	1
Not Rated	2

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

Sector Allocation for BlackRock Large Cap Core Portfolio	Percent of Long-Term Investments
Information Technology	28%
Health Care	21
Consumer Discretionary	12
Energy	9
Industrials	7
Consumer Staples	7
Materials	6
Financials	6
Telecommunication Services	3
Utilities	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Money Market Portfolio	Percent of Net Assets
Commercial Paper	48%
Certificates of Deposit	18
Municipal Bonds	15
US Government Sponsored Agency Obligations	10
US Treasury Obligations	5
Corporate Notes	2
Repurchase Agreements	2

Portfolio Composition for BlackRock Total Return Portfolio	Percent of Long-Term Investments
US Government Sponsored Agency Securities	41%
Corporate Bonds	27
US Treasury Obligations	17
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	5
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

BlackRock Series Fund, Inc.
The Benefits and Risks of Leveraging

Certain Portfolios may utilize leverage to seek to enhance their yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Portfolios had not used leverage.

Furthermore, the value of the Portfolios’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolios, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolios’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Portfolio will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

Certain Portfolios may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolios’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause a Portfolio to hold an investment that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—1.4%
Lockheed Martin Corp.	46,000	$ 3,724,620
Raytheon Co.	73,000	3,639,050
		7,363,670
Airlines—0.6%
Southwest Airlines Co.	309,000	3,528,780
Auto Components—0.6%
Autoliv, Inc.	44,000	3,451,800
Beverages—0.6%
Dr. Pepper Snapple Group, Inc.	83,000	3,480,190
Biotechnology—1.5%
Amgen, Inc. (a)	77,000	4,492,950
Biogen Idec, Inc. (a)	36,000	3,849,120
		8,342,070
Capital Markets—0.6%
Raymond James Financial, Inc.	9,000	289,350
TD Ameritrade Holding Corp.	165,000	3,219,150
		3,508,500
Chemicals—0.2%
RPM International, Inc.	44,000	1,012,880
Commercial Services & Supplies—0.8%
Avery Dennison Corp.	33,000	1,274,790
Pitney Bowes, Inc.	141,000	3,241,590
		4,516,380
Communications Equipment—0.7%
Motorola Solutions, Inc. (a)	78,000	3,591,120
Computers & Peripherals—3.1%
Apple, Inc. (a)	13,000	4,363,710
Dell, Inc. (a)	253,000	4,217,510
QLogic Corp. (a)	117,000	1,862,640
Seagate Technology (a)	205,000	3,312,800
Western Digital Corp. (a)	94,000	3,419,720
		17,176,380
Construction & Engineering—0.9%
Chicago Bridge & Iron Co. NV	40,000	1,556,000
Fluor Corp.	56,000	3,620,960
		5,176,960
Consumer Finance—0.9%
Capital One Financial Corp.	27,000	1,395,090
Discover Financial Services, Inc.	140,000	3,745,000
		5,140,090
Diversified Consumer Services—1.2%
Apollo Group, Inc., Class A (a)	74,000	3,232,320
ITT Educational Services, Inc. (a)	39,000	3,051,360
		6,283,680

Common Stocks	Shares	Value

Diversified Financial Services—0.7%
JPMorgan Chase & Co.	19,000	$ 777,860
Moody's Corp.	85,000	3,259,750
		4,037,610
Diversified Telecommunication Services—1.4%
AT&T, Inc.	40,000	1,256,400
Level 3 Communications, Inc. (a)	1,428,000	3,484,320
Verizon Communications, Inc.	82,000	3,052,860
		7,793,580
Electronic Equipment, Instruments & Components—0.7%
Corning, Inc.	202,000	3,666,300
Food & Staples Retailing—1.3%
The Kroger Co.	151,000	3,744,800
Safeway, Inc.	142,000	3,318,540
		7,063,340
Gas Utilities—0.4%
Atmos Energy Corp.	61,000	2,028,250
Health Care Providers & Services—6.0%
Aetna, Inc.	82,000	3,615,380
AmerisourceBergen Corp.	89,000	3,684,600
Cardinal Health, Inc.	80,000	3,633,600
Humana, Inc. (a)	40,000	3,221,600
Lincare Holdings, Inc.	99,000	2,897,730
McKesson Corp.	44,000	3,680,600
Tenet Healthcare Corp. (a)	502,000	3,132,480
UnitedHealth Group, Inc.	88,000	4,539,040
WellPoint, Inc. (a)	52,000	4,096,040
		32,501,070
Household Products—0.2%
The Procter & Gamble Co.	21,000	1,334,970
IT Services—1.1%
International Business Machines Corp.	12,000	2,058,600
The Western Union Co.	189,000	3,785,670
		5,844,270
Independent Power Producers & Energy Traders—0.3%
NRG Energy, Inc. (a)	63,000	1,548,540
Industrial Conglomerates—0.8%
General Electric Co.	224,000	4,224,640
Insurance—1.0%
Assurant, Inc.	31,000	1,124,370
Principal Financial Group, Inc.	31,000	943,020
Unum Group	132,000	3,363,360
		5,430,750
Internet Software & Services—0.1%
Rackspace Hosting, Inc. (a)	8,000	341,920

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	LOC	Letter of Credit
AMT	Alternative Minimum Tax	LIBOR	London InterBank Offered Rate
	(subject to)	MosPrime	Moscow Prime Offered Rate
AUD	Australian Dollar	MSCI	Morgan Stanley Capital
BRL	Brazilian Real		International
CAD	Canadian Dollar	MSTR	Municipal Securities Trust
CHF	Swiss Franc		Receipts
CNH	Chinese Offshore Renminbi	MXN	Mexican New Peso
CNY	Chinese Renminbi	MYR	Malaysian Ringgit
COP	Certificates of Participation	NOK	Norwegian Krone
CZK	Czech Republic Koruna	NZD	New Zealand Dollar
EGP	Egyptian Pound	PLN	Polish Zloty
ETF	Exchange-Traded Fund	RB	Revenue Bonds

EUR	Euro	SGD	Singapore Dollar
FKA	Formerly Known As	SPDR	Standard & Poor's
FLOATS	Floating Rate Securities		Depositary Receipts
GBP	British Pound	TBA	To-be-announced
GDR	Global Depositary Receipts	THB	Thai Baht
GO	General Obligation Bonds	TRY	Turkish Lira
HDA	Housing Development	TWD	Taiwan Dollar
	Authority	USD	US Dollar
HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes
HKD	Hong Kong Dollar	ZAR	South African Rand
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc. (a)	73,000	$ 3,731,030
Illumina, Inc. (a)	46,000	3,456,900
		7,187,930
Machinery—0.2%
Timken Co.	25,000	1,260,000
Media—3.4%
CBS Corp., Class B	136,000	3,874,640
DIRECTV, Class A (a)	84,000	4,268,880
DISH Network Corp. (a)	116,000	3,557,720
Gannett Co., Inc.	137,000	1,961,840
Interpublic Group of Cos., Inc.	299,000	3,737,500
Time Warner Cable, Inc.	16,000	1,248,640
		18,649,220
Metals & Mining—2.0%
Alcoa, Inc.	224,000	3,552,640
Cliffs Natural Resources, Inc.	42,000	3,882,900
Walter Industries, Inc.	29,000	3,358,200
		10,793,740
Multi-Utilities—0.6%
Ameren Corp.	116,000	3,345,440
Multiline Retail—0.5%
Dollar Tree, Inc. (a)	43,000	2,864,660
Oil, Gas & Consumable Fuels—5.2%
Chevron Corp.	20,000	2,056,800
Exxon Mobil Corp.	91,000	7,405,580
Frontier Oil Corp.	107,000	3,457,170
HollyFrontier Corp.	3,000	208,200
Marathon Oil Corp.	80,000	4,214,400
Murphy Oil Corp.	53,000	3,479,980
Tesoro Corp. (a)	155,000	3,551,050
Valero Energy Corp.	149,000	3,809,930
		28,183,110
Paper & Forest Products—1.0%
International Paper Co.	128,000	3,816,960
MeadWestvaco Corp.	55,000	1,832,050
		5,649,010
Personal Products—0.5%
Herbalife Ltd.	44,000	2,536,160
Pharmaceuticals—3.7%
Bristol-Myers Squibb Co.	149,000	4,315,040
Eli Lilly & Co.	113,000	4,240,890
Forest Laboratories, Inc. (a)	90,000	3,540,600
Johnson & Johnson	19,000	1,263,880
Pfizer, Inc.	345,000	7,107,000
		20,467,410
Semiconductors & Semiconductor Equipment—8.2%
Altera Corp.	84,000	3,893,400
Analog Devices, Inc.	85,000	3,326,900
Applied Materials, Inc.	285,000	3,707,850
Atmel Corp. (a)	236,000	3,320,520
Cypress Semiconductor Corp. (a)	156,000	3,297,840
KLA-Tencor Corp.	83,000	3,359,840
Lam Research Corp. (a)	79,000	3,498,120
Maxim Integrated Products, Inc.	135,000	3,450,600
National Semiconductor Corp.	133,000	3,273,130
Novellus Systems, Inc. (a)	95,000	3,433,300
Nvidia Corp. (a)	212,000	3,378,220
ON Semiconductor Corp. (a)	312,000	3,266,640
Teradyne, Inc. (a)	233,000	3,448,400
		44,654,760

Common Stocks	Shares		Value

Software—2.4%
Autodesk, Inc. (a)		93,000	$ 3,589,800
CA, Inc.		123,000	2,809,320
Microsoft Corp.		102,000	2,652,000
Symantec Corp. (a)		195,000	3,845,400
			12,896,520
Specialty Retail—1.2%
GameStop Corp., Class A (a)		1,000	26,670
Limited Brands, Inc.		88,000	3,383,600
Williams-Sonoma, Inc.		79,000	2,882,710
			6,292,980
Textiles, Apparel & Luxury Goods—0.3%
Coach, Inc.		23,000	1,470,390
Tobacco—1.1%
Philip Morris International, Inc.		90,000	6,009,300
Wireless Telecommunication Services—1.3%
MetroPCS Communications, Inc. (a)		200,000	3,442,000
Sprint Nextel Corp. (a)		701,000	3,778,390
			7,220,390
Total Common Stocks—60.0%			327,868,760

Fixed Income Securities
	Par
Asset-Backed Securities	(000)

321 Henderson Receivables I LLC,
Class A (b):
Series 2010-1A, 5.56%, 7/15/59	USD	708	758,238
Series 2010-3A, 3.82%, 12/15/48		481	475,620
ACE Securities Corp., Series 2005-ASP1,
Class M1, 0.87%, 9/25/35 (c)		950	307,176
AmeriCredit Automobile Receivables
Trust, Series 2011-2, Class C, 2.89%,
10/12/16		505	518,271
Bear Stearns Asset-Backed Securities
Trust, Series 2005-4, Class A, 0.52%,
1/25/36 (c)		10	10,466
Capital One Multi-Asset Execution Trust,
Series 2006-A5, Class A5, 0.25%,
1/15/16 (c)		180	179,469
Carrington Mortgage Loan Trust, Series
2006-NC5, Class A1, 0.24%,
1/25/37 (c)		239	235,845
Citibank Omni Master Trust (b):
Series 2009-A8, Class A8, 2.29%,
5/16/16 (c)		1,365	1,381,430
Series 2009-A12, Class A12, 3.35%,
8/15/16		320	327,602
Series 2009-A13, Class A13, 5.35%,
8/15/18		445	486,536
Series 2009-A14A, Class A14, 2.94%,
8/15/18 (c)		380	399,480
DT Auto Owner Trust, Series 2011-2A,
Class B, 2.12%, 2/16/16 (b)		250	248,516
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16 (b)	EUR	238	348,074
Lehman XS Trust, Series 2005-5N,
Class 3A2, 0.55%, 11/25/35 (c)	USD	481	185,019
Morgan Stanley ABS Capital I, Series
2005-HE1, Class A2MZ, 0.49%,
12/25/34 (c)		78	69,684

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value

Nelnet Student Loan Trust, Series 2006-1,
Class A5, 0.37%, 8/23/27 (c)	USD	590	$ 558,431
New Century Home Equity Loan Trust,
Series 2005-2, Class A2MZ, 0.45%,
6/25/35 (c)		231	221,709
RAAC, Series 2005-SP2, Class 2A, 0.49%,
6/25/44 (c)		586	417,244
SLM Student Loan Trust (c):
Series 2004-A, Class A3, 0.65%,
6/15/33		115	100,430
Series 2004-B, Class A2, 0.45%,
6/15/21		448	436,805
Series 2008-5, Class A3, 1.57%,
1/25/18		430	441,739
Series 2008-5, Class A4, 1.97%,
7/25/23		1,410	1,473,422
Series 2010-C, Class A1, 1.84%,
12/15/17 (b)		384	386,408
Santander Consumer Acquired
Receivables Trust (b):
Series 2011-S1A, Class B, 1.66%,
8/15/16		348	348,491
Series 2011-S1A, Class C, 2.01%,
8/15/16		301	300,709
Series 2011-WO, Class C, 3.19%,
10/15/15		316	319,353
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%,
12/15/14		430	431,415
Series 2010-2, Class C, 3.89%,
7/17/17		505	517,090
Series 2010-B, Class B, 2.10%,
9/15/14 (b)		360	363,118
Series 2010-B, Class C, 3.02%,
10/17/16 (b)		380	388,520
Series 2011-1, Class D, 4.07%,
2/15/17		480	476,637
Series 2011-S1A, Class B, 1.48%,
5/15/17 (b)		273	273,553
Series 2011-S1A, Class D, 3.10%,
5/15/17 (b)		295	294,981
Scholar Funding Trust, Series 2011-A,
Class A, 1.17%, 10/28/43 (b)		320	318,412
Soundview Home Equity Loan Trust,
Series 2005-OPT3, Class A4, 0.49%,
11/25/35 (c)		1,106	1,046,085
Structured Asset Investment Loan Trust (c):
Series 2003-BC6, Class M1, 1.31%,
7/25/33		1,083	884,044
Series 2003-BC7, Class M1, 1.31%,
7/25/33		842	667,192
Series 2004-8, Class M4, 1.19%,
9/25/34		110	48,734
Structured Asset Securities Corp. (c):
Series 2004-23XS, Class 2A1, 0.49%,
1/25/35		222	156,171
Series 2005-GEL2, Class A, 0.47%,
4/25/35		67	60,516
Total Asset-Backed Securities—3.1%			16,862,635

Corporate Bonds	Par (000)		Value

Auto Components—0.0%
BorgWarner, Inc., 4.63%, 9/15/20	USD	140	$ 142,681
Beverages—0.0%
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 1/15/20		195	214,812
Capital Markets—1.1%
CDP Financial, Inc., 3.00%, 11/25/14 (b)		1,095	1,139,064
Credit Suisse AG:
2.60%, 5/27/16 (b)		350	349,167
5.40%, 1/14/20		140	141,733
The Goldman Sachs Group, Inc.,
3.70%, 8/01/15		410	417,490
3.63%, 2/07/16		1,956	1,977,238
Lehman Brothers Holdings, Inc., 6.75%,
12/28/17 (a)(d)		490	245
Morgan Stanley:
2.76%, 5/14/13 (c)		529	543,135
4.20%, 11/20/14		400	415,404
4.00%, 7/24/15		210	213,715
6.25%, 8/28/17		190	205,472
5.63%, 9/23/19		345	354,022
			5,756,685
Chemicals—0.1%
CF Industries, Inc., 7.13%, 5/01/20		435	506,231
Dow Chemical Co., 4.25%, 11/15/20		110	107,355
			613,586
Commercial Banks—2.3%
CIT Group, Inc.:
7.00%, 5/01/17		336	334,863
6.63%, 4/01/18 (b)		83	86,528
Canadian Imperial Bank of Commerce,
2.75%, 1/27/16 (b)		820	838,983
Corporacion Andina de Fomento, 6.88%,
3/15/12		435	452,020
DnB NOR Boligkreditt (b):
2.10%, 10/14/15		2,070	2,045,767
2.90%, 3/29/16		1,455	1,480,980
Eksportfinans ASA:
2.00%, 9/15/15		1,250	1,246,639
5.50%, 5/25/16		575	657,075
HSBC Bank Brasil SA—Banco Multiplo,
4.00%, 5/11/16 (b)		760	767,600
HSBC Bank Plc, 3.10%, 5/24/16 (b)		430	427,157
HSBC Holdings Plc, 5.10%, 4/05/21 (g)		360	368,922
Royal Bank of Canada, 3.13%, 4/14/15 (b)		1,980	2,058,325
Sparebanken 1 Boligkreditt (b):
1.25%, 10/25/13		805	804,176
2.63%, 5/27/17		1,030	1,031,304
			12,600,339
Construction Materials—0.0%
Inversiones CMPC SA, 4.75%, 1/19/18 (b)		120	119,884
Lafarge SA, 7.13%, 7/15/36		90	88,513
			208,397
Consumer Finance—0.3%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		580	619,150
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		190	201,978
SLM Corp.:
5.40%, 10/25/11		475	479,736
6.25%, 1/25/16		367	380,762
			1,681,626

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Diversified Financial Services—1.8%
Ally Financial, Inc., 8.00%, 3/15/20	USD	490	$ 520,625
Bank of America Corp.:
3.63%, 3/17/16		170	170,490
5.63%, 7/01/20 (g)		650	671,133
5.00%, 5/13/21		260	256,840
Barrick North America Finance LLC,
4.40%, 5/30/21 (b)		10	9,954
Citigroup, Inc.:
5.00%, 9/15/14		75	78,597
4.75%, 5/19/15		190	200,937
4.59%, 12/15/15		2,860	3,007,602
3.95%, 6/15/16		945	967,404
6.00%, 8/15/17		50	54,754
5.38%, 8/09/20		110	114,792
General Electric Capital Corp.:
0.41%, 4/10/12 (c)		590	590,607
5.50%, 1/08/20		250	267,724
JPMorgan Chase & Co.:
0.91%, 2/26/13 (c)		345	347,441
3.15%, 7/05/16		680	684,160
JPMorgan Chase Bank NA:
6.00%, 7/05/17		570	630,247
Series BKNT, 6.00%, 10/01/17		605	672,319
Novus USA Trust, 1.51%, 11/18/11 (b)(c)		450	447,213
			9,692,839
Diversified Telecommunication Services—0.7%
GTE Corp., 6.84%, 4/15/18		293	340,838
Level 3 Escrow, Inc., 8.13%, 7/01/19 (b)		30	30,150
Level 3 Financing, Inc.:
8.75%, 2/15/17		50	51,000
10.00%, 2/01/18		100	107,375
Qwest Communications International, Inc.:
8.00%, 10/01/15		314	341,475
7.13%, 4/01/18		146	156,768
Qwest Corp.:
7.63%, 6/15/15		107	120,910
8.38%, 5/01/16		337	397,660
6.50%, 6/01/17		58	62,930
Telefonica Emisiones SAU, 4.95%, 1/15/15		625	665,088
Verizon Communications, Inc.:
6.10%, 4/15/18		127	145,535
8.75%, 11/01/18		491	638,843
6.40%, 2/15/38		613	664,358
			3,722,930
Electric Utilities—0.8%
Alabama Power Co., 3.95%, 6/01/21		280	279,356
Cleveland Electric Illuminating Co.,
8.88%, 11/15/18		85	108,941
Duke Energy Carolinas LLC, 3.90%,
6/15/21		225	224,850
Florida Power & Light Co., 5.95%,
2/01/38		325	358,925
Georgia Power Co., 3.00%, 4/15/16		445	455,614
Hydro-Quebec:
9.40%, 2/01/21		245	351,069
8.40%, 1/15/22		412	568,284
8.05%, 7/07/24		1,180	1,626,131
Jersey Central Power & Light Co., 7.35%,
2/01/19		135	163,906
Southern California Edison Co., 3.88%,
6/01/21		295	294,438
Trans-Allegheny Interstate Line Co., 4.00%,
1/15/15 (b)		140	145,999
			4,577,513

Corporate Bonds	Par (000)		Value

Energy Equipment & Services—0.2%
Ensco Plc:
3.25%, 3/15/16	USD	90	$ 91,382
4.70%, 3/15/21		200	202,037
MEG Energy Corp., 6.50%, 3/15/21 (b)		315	316,575
Pride International, Inc., 6.88%, 8/15/20		125	145,372
Transocean, Inc., 6.00%, 3/15/18		320	354,298
			1,109,664
Food Products—0.1%
Kraft Foods, Inc.:
6.50%, 8/11/17		165	193,969
5.38%, 2/10/20 (g)		250	273,300
			467,269
Health Care Equipment & Supplies—0.0%
CareFusion Corp., 6.38%, 8/01/19		180	203,165
Health Care Providers & Services—0.2%
HCA, Inc., 7.25%, 9/15/20		350	375,813
Tenet Healthcare Corp.:
9.00%, 5/01/15		160	171,600
8.88%, 7/01/19		340	375,275
WellPoint, Inc., 5.25%, 1/15/16		190	211,895
			1,134,583
Hotels, Restaurants & Leisure—0.1%
Caesars Entertainment Operating Co., Inc.,
10.00%, 12/15/18		120	108,300
Yum! Brands, Inc.:
6.25%, 4/15/16		146	167,466
5.30%, 9/15/19		97	104,262
			380,028
IT Services—0.2%
First Data Corp. (b):
7.38%, 6/15/19		340	342,550
12.63%, 1/15/21		695	743,650
			1,086,200
Independent Power Producers & Energy Traders—0.1%
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		515	549,227
Insurance—1.1%
American International Group, Inc.:
5.45%, 5/18/17		210	219,327
8.18%, 5/15/58		65	71,019
Fairfax Financial Holdings, Ltd., 5.80%,
5/15/21 (b)		330	319,674
Hartford Life Global Funding Trusts, 0.43%,
6/16/14		1,050	1,024,027
Lincoln National Corp., 7.00%,
6/15/40		180	202,977
Manulife Financial Corp., 3.40%,
9/17/15		400	412,362
Metropolitan Life Global Funding I (b):
2.88%, 9/17/12		675	689,820
2.50%, 1/11/13		1,440	1,466,070
5.13%, 6/10/14		375	409,710
Prudential Financial, Inc.:
4.75%, 9/17/15		480	516,420
5.38%, 6/21/20 (g)		590	621,566
			5,952,972
Life Sciences Tools & Services—0.0%
Life Technologies Corp., 5.00%, 1/15/21		54	54,784
Machinery—0.0%
Navistar International Corp., 3.00%,
10/15/14 (e)		120	157,050

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media—1.3%
CBS Corp.:
4.63%, 5/15/18	USD	90	$ 92,752
8.88%, 5/15/19		155	197,588
5.75%, 4/15/20		140	151,737
CCH II LLC, 13.50%, 11/30/16		660	777,150
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		111	120,713
Series B, 9.25%, 12/15/17		578	630,020
Comcast Cable Communications
Holdings, Inc., 9.46%, 11/15/22		100	139,114
Comcast Corp.:
5.88%, 2/15/18		328	367,877
6.45%, 3/15/37		113	120,860
Cox Communications, Inc., 8.38%,
3/01/39 (b)		623	814,629
DIRECTV Holdings LLC, 3.13%,
2/15/16		275	278,989
Discovery Communications LLC, 3.70%,
6/01/15		280	294,614
NBC Universal Media LLC (b):
5.15%, 4/30/20		910	960,871
4.38%, 4/01/21		490	484,880
News America, Inc.:
6.40%, 12/15/35		280	292,814
6.15%, 2/15/41 (b)		535	529,990
Time Warner Cable, Inc., 5.88%, 11/15/40		235	231,937
Time Warner, Inc.:
4.70%, 1/15/21		110	111,449
6.10%, 7/15/40		70	71,159
Virgin Media Secured Finance Plc, 6.50%,
1/15/18		295	323,394
			6,992,537
Metals & Mining—0.5%
AngloGold Ashanti Holdings Plc, 5.38%,
4/15/20		180	177,230
Barrick Gold Corp., 2.90%, 5/30/16 (b)		1,390	1,388,906
Cliffs Natural Resources, Inc., 4.88%,
4/01/21		380	381,049
Corporacion Nacional del Cobre de Chile,
3.75%, 11/04/20 (b)		132	125,410
Novelis, Inc., 8.75%, 12/15/20		365	394,200
			2,466,795
Multi-Utilities—0.0%
Xcel Energy, Inc., 6.50%, 7/01/36		215	245,001
Multiline Retail—0.3%
Dollar General Corp., 11.88%, 7/15/17 (f)		440	501,600
Macy's Retail Holdings, Inc., 5.90%,
12/01/16 (g)		590	662,312
Wal-Mart Stores, Inc., 5.63%, 4/15/41 (g)		320	330,143
			1,494,055
Oil, Gas & Consumable Fuels—1.8%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		719	809,297
6.38%, 9/15/17 (g)		429	491,777
Arch Coal, Inc., 7.25%, 10/01/20		460	468,050
BP Capital Markets Plc:
3.13%, 3/10/12		765	778,267
3.13%, 10/01/15		180	184,805
Chesapeake Energy Corp., 6.63%,
8/15/20		260	273,650

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Consol Energy, Inc.:
8.00%, 4/01/17	USD	154	$ 167,860
8.25%, 4/01/20		116	126,440
El Paso Pipeline Partners Operating Co., LLC,
6.50%, 4/01/20		340	380,613
Enterprise Products Operating LLC:
5.20%, 9/01/20		450	474,497
6.13%, 10/15/39		250	254,236
KeySpan Gas East Corp., 5.82%,
4/01/41 (b)		235	241,731
Kinder Morgan Energy Partners LP:
5.30%, 9/15/20		357	375,564
6.55%, 9/15/40		60	62,819
6.38%, 3/01/41		80	81,892
Marathon Petroleum Corp., 6.50%,
3/01/41 (b)		396	409,279
MidAmerican Energy Holdings Co., 5.95%,
5/15/37		500	525,900
Nexen, Inc., 7.50%, 7/30/39		540	604,020
Petrobras International Finance Co.:
3.88%, 1/27/16		740	753,555
5.88%, 3/01/18		260	279,752
5.75%, 1/20/20		755	805,400
Rockies Express Pipeline LLC (b):
3.90%, 4/15/15		478	485,001
6.85%, 7/15/18		112	125,578
Valero Energy Corp.:
6.13%, 2/01/20		140	153,851
6.63%, 6/15/37		25	26,066
Western Gas Partners LP, 5.38%, 6/01/21		410	422,198
Williams Partners LP, 4.13%, 11/15/20 (g)		200	191,979
Woodside Finance, Ltd., 4.60%, 5/10/21 (b)		110	107,962
			10,062,039
Paper & Forest Products—0.0%
International Paper Co., 5.30%, 4/01/15		23	25,153
Pharmaceuticals—0.1%
Teva Pharmaceutical Finance LLC, 3.00%,
6/15/15		290	298,412
Wyeth, 6.00%, 2/15/36		250	270,311
			568,723
Real Estate Investment Trusts (REITs)—0.1%
Hospitality Properties Trust, 5.63%, 3/15/17		171	176,812
Mack-Cali Realty LP, 7.75%, 8/15/19		125	150,375
Ventas Realty LP, 4.75%, 6/01/21		165	161,066
			488,253
Real Estate Management & Development—0.2%
Realogy Corp., 7.88%, 2/15/19 (b)		665	658,350
WEA Finance LLC, 4.63%, 5/10/21 (b)		170	164,978
			823,328
Road & Rail—0.2%
Burlington Northern Santa Fe LLC, 5.75%,
5/01/40		571	588,195
CSX Corp., 4.25%, 6/01/21		245	243,853
			832,048
Software—0.0%
Oracle Corp., 3.88%, 7/15/20 (b)		165	163,955
Thrifts & Mortgage Finance—0.4%
Northern Rock Plc, 5.63%, 6/22/17 (b)		200	210,446
PMI Group Inc., 6.00%, 9/15/16		720	406,800

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Thrifts & Mortgage Finance (concluded)
Radian Group, Inc.:
5.63%, 2/15/13	USD	720	$ 698,400
5.38%, 6/15/15		720	585,000
			1,900,646
Tobacco—0.1%
Philip Morris International, Inc., 4.50%,
3/26/20		529	549,946
Wireless Telecommunication Services—0.4%
Cricket Communications, Inc., 7.75%,
5/15/16		251	266,060
Crown Castle Towers LLC, 6.11%,
1/15/40 (b)		805	878,351
Intelsat Jackson Holdings SA, 7.25%,
4/01/19 (b)		208	206,440
Sprint Capital Corp., 6.88%, 11/15/28		110	104,225
Vodafone Group Plc, 4.15%, 6/10/14		719	771,443
			2,226,519
Total Corporate Bonds—14.5%			79,145,348

Foreign Agency Obligations

Hellenic Republic Government Bond,
4.60%, 9/20/40	EUR	90	53,993
Kreditanstalt fuer Wiederaufbau, 1.38%,
7/15/13	USD	335	339,776
Mexico Government International Bond:
6.38%, 1/16/13		157	169,168
5.63%, 1/15/17		190	215,935
5.13%, 1/15/20		155	167,400
Poland Government International Bond,
5.13%, 4/21/21		435	449,681
Total Foreign Agency Obligations—0.3%			1,395,953

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—1.4%
Arkle Master Issuer Plc, Series 2010-1A,
Class 2A, 1.41%, 5/17/60 (b)(c)		860	858,614
Countrywide Alternative Loan Trust, Series
2006-0A21, Class A1, 0.38%, 3/20/47 (c)		2,264	1,147,809
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.39%,
4/25/46 (c)		245	131,266
Series 2006-0A5, Class 3A1, 0.39%,
4/25/46 (c)		408	255,996
Series 2007-J3, Class A10, 6.00%,
7/25/37		1,149	967,744
Credit Suisse Mortgage Capital
Certificates, Class 2A1:
Series 2011-2R, 4.74%, 7/27/36 (b)(c)		809	801,422
Series 2011-5R, 4.74%, 8/26/46		589	505,395
First Horizon Asset Securities, Inc.,
Series 2005-AR3, Class 3A1, 5.52%,
8/25/35 (c)		174	154,074
Impac Secured Assets CMN Owner Trust,
Series 2004-3, Class 1A4, 0.99%,
11/25/34 (c)		103	95,532

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36	USD	70	$ 68,219
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		70	68,382
Residential Accredit Loans, Inc., Series
2006-Q02, Class A1, 0.41%, 2/25/46 (c)		308	114,260
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1, 0.31%,
10/25/46 (c)		838	832,451
WaMu Mortgage Pass-Through Certificates,
Series 2007-0A4, Class 1A, 1.05%,
5/25/47 (c)		904	602,840
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR18, Class 2A1, 5.42%,
11/25/36 (c)		1,238	997,561
			7,601,565
Commercial Mortgage-Backed Securities—3.9%
Banc of America Commercial Mortgage, Inc.:
Series 2003-2, Class A3, 4.87%,
3/11/41 (c)		1,890	1,947,213
Series 2006-4, Class AM, 5.68%,
7/10/46		150	149,063
Series 2006-5, Class AM, 5.45%,
9/10/47		60	59,969
Series 2007-1, Class A4, 5.45%,
1/15/49		320	346,074
Series 2007-3, Class A4, 5.80%,
6/10/49 (c)		280	301,286
Bear Stearns Commercial Mortgage
Securities (c):
Series 2005-PW10, Class AM, 5.45%,
12/11/40		70	70,241
Series 2007-PW17, Class A4, 5.69%,
6/11/50		480	521,316
CS First Boston Mortgage Securities Corp.,
Series 2002-CP5, Class A1, 4.11%,
12/15/35		262	264,324
Citigroup Commercial Mortgage Trust,
Series 2008-C7, Class A4, 5.82%,
12/10/49 (c)		930	1,029,726
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2007-CD4,
Class A4, 5.32%, 12/11/49		500	530,521
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-C2,
Class A4, 4.83%, 4/15/37		580	617,689
DBUBS Mortgage Trust, Series 2011-LC2A,
Class A4, 4.54%, 5/10/21 (b)(c)		490	491,363
Extended Stay America Trust, Series 2010-ESHA (b):
Class A, 2.95%, 11/05/27		793	788,875
Class C, 4.86%, 11/05/27		525	524,109
Class D, 5.50%, 11/05/27		780	778,690
GMAC Commercial Mortgage Securities, Inc.:
Series 2004-C3, Class AAB, 4.70%,
12/10/41		1,732	1,802,983
Series 2006-C1, Class AM, 5.29%,
11/10/45 (c)		110	109,078
GS Mortgage Securities Corp. II, Series
2006-GG6, Class AM, 5.62%, 4/10/38 (c)		130	129,328

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7 (c):
Class AJ, 6.08%, 7/10/38	USD	160	$ 145,873
Class AM, 6.08%, 7/10/38		170	174,673
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2004-CB8, Class A1A, 4.16%,
1/12/39 (b)		518	536,739
Series 2006-CB14, Class AM, 5.62%,
12/12/44 (c)		180	177,116
Series 2007-CB18, Class A3, 5.45%,
6/12/47		465	488,410
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A1A, 4.48%,
10/15/29		1,383	1,418,004
Series 2006-C4, Class AM, 6.09%,
6/15/38 (c)		80	83,738
Series 2006-C7, Class AM, 5.38%,
11/15/38		80	78,047
Series 2007-C1, Class A4, 5.42%,
2/15/40		745	802,937
Series 2007-C6, Class A4, 5.86%,
7/15/40 (c)		235	254,962
Series 2007-C7, Class A3, 5.87%,
9/15/45 (c)		430	467,563
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-9, Class A4,
5.70%, 9/12/49		680	732,277
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (b)(c)		270	286,011
Series 2003-IQ4, Class A2, 4.07%,
5/15/40		1,443	1,484,361
Series 2007-HQ12, Class A2FL, 1.00%,
4/12/49		112	104,538
Series 2007-HQ12, Class A2FX, 5.78%,
4/12/49 (c)		243	256,675
Morgan Stanley Reremic Trust, Series 2011-IO,
Class A, 2.50%, 3/23/51 (b)(g)		235	234,302
RBSCF Trust, Series 2010-RR3, Class WBTA,
6.10%, 2/16/51 (b)(c)		910	1,016,635
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C20, Class A6A, 5.11%,
7/15/42 (c)		1,675	1,721,692
Series 2006-C28, Class A4, 5.57%,
10/15/48		680	735,293
			21,661,694
Total Non-Agency Mortgage-Backed Securities—5.3%			29,263,259

Taxable Municipal Bonds
New York City Municipal Water Finance
Authority, RB, Second General Resolution,
Series EE:
5.38%, 6/15/43		215	227,489
5.50%, 6/15/43		255	274,258
State of California, GO, Various Purpose,
Series 3, 5.45%, 4/01/15		630	687,405
Total Taxable Municipal Bonds—0.2%			1,189,152

US Government Sponsored Agency Securities		Par (000)	Value

Agency Obligations—0.7%
Fannie Mae:
5.25%, 8/01/12	USD	1,050	$ 1,104,578
4.60%, 10/09/19 (h)		650	455,019
Federal Home Loan Bank of Chicago,
5.63%, 6/13/16		450	499,950
Freddie Mac, 3.53%, 9/30/19		455	456,763
Tennessee Valley Authority, 5.25%, 9/15/39		975	1,032,340
			3,548,650
Collateralized Mortgage Obligations—0.3%
Freddie Mac Mortgage-Backed Securities:
Series 3068, Class VA, 5.50%,
10/15/16		537	544,760
Series K013, Class A2, 3.97%,
1/25/21 (c)		1,160	1,173,818
			1,718,578
Federal Deposit Insurance Corporation Guaranteed—0.1%
General Electric Capital Corp., 2.13%,
12/21/12		410	419,772
Interest Only Collateralized Mortgage Obligations—0.4%
Ginnie Mae Mortgage-Backed Securities:
Series 2009-106, Class SU, 6.01%,
5/20/37 (c)		940	127,535
Series 2009-108, Class WI, 5.00%,
9/20/38		635	132,797
Series 2010-43, Class JI, 5.00%,
9/20/37		1,212	212,410
Series 2010-121, Class IB, 5.00%,
8/20/40		859	195,042
Series 2010-158, Class AI, 4.50%,
10/16/39		1,518	293,468
Series 2010-165, Class IP, 4.00%,
4/20/38		2,053	350,383
Series 2011-41, Class AI, 4.50%,
12/20/39		1,860	373,184
Series 2011-41, Class BI, 5.00%,
5/20/40		3,225	616,280
			2,301,099
Mortgage-Backed Securities—21.7%
Fannie Mae Mortgage-Backed Securities:
3.06%, 3/01/41 (c)		278	287,755
3.15%, 3/01/41 (c)		385	397,530
3.32%, 12/01/40 (c)		467	483,858
3.50%, 3/01/41 (i)		4,300	4,130,437
4.00%, 1/01/26-2/01/41 (i)(j)		22,108	22,412,370
4.50%, 10/01/40-6/01/41 (i)(j)		26,739	27,746,360
4.81%, 6/01/41 (c)		748	800,902
5.00%, 3/01/40-6/01/41 (i)(j)		16,836	17,934,897
5.50%, 6/01/33-9/01/36 (i)(j)		12,213	13,250,685
6.00%, 12/01/27-4/01/35 (i)(j)		7,540	8,293,666
6.50%, 12/01/41 (i)		4,700	5,321,284
Freddie Mac Mortgage-Backed Securities:
3.06%, 2/01/41 (c)		396	409,355
4.00%, 5/01/26		3,250	3,398,092
4.50%, 2/01/41-4/01/41		3,418	3,537,746
5.00%, 6/01/41 (i)		6,795	7,217,321
5.50%, 6/01/41 (i)		200	216,110
6.00%, 1/01/34		486	539,174
6.50%, 6/01/41 (i)		1,900	2,141,657
Ginnie Mae Mortgage-Backed Securities,
7.50%, 3/15/32		10	11,239
			118,530,438
Total US Government Sponsored
Agency Securities—23.2%			126,518,537

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations		Par (000)	Value

US Treasury Bonds:
8.13%, 5/15/21	USD	1,810	$ 2,584,624
8.13%, 8/15/21		490	701,313
6.25%, 8/15/23		1,800	2,283,469
3.50%, 2/15/39 (j)		3,635	3,121,556
4.38%, 5/15/40 (k)		334	333,793
4.75%, 2/15/41		1,434	1,524,298
4.38%, 5/15/41 (g)		8,000	7,987,520
US Treasury Notes:
0.75%, 6/15/14 (j)		625	624,268
1.75%, 5/31/16 (j)		2,200	2,203,432
1.50%, 6/30/16 (j)		2,895	2,859,710
2.50%, 5/31/18 (j)		1,290	1,283,150
2.63%, 8/15/20		570	551,742
3.25%, 5/15/21 (j)		16,750	16,702,932
Total US Treasury Obligations—7.8%			42,761,807
Total Fixed Income Securities—54.4%			297,136,692

Preferred Securities

Capital Trusts

Capital Markets—0.1%
Credit Suisse Guernsey Ltd., 5.86% (c)(l)		424	405,132
Lehman Brothers Holdings Capital Trust VII,
5.86% (a)(d)(l)		130	13
State Street Capital Trust IV, 1.25%,
6/01/67 (c)		40	32,384
			437,529
Commercial Banks—0.1%
ABN AMRO North America Holding Preferred
Capital Repackaging Trust I, 6.52% (b)(c)(l)		360	333,000
Barclays Bank Plc, 5.93% (b)(c)(l)		100	93,000
Fifth Third Capital Trust IV, 6.50%,
4/15/67 (c)		170	167,025
Wachovia Capital Trust III, 5.57% (c)(l)		30	27,450
			620,475
Insurance—0.1%
Genworth Financial, Inc., 6.15%,
11/15/66		45	32,738
Liberty Mutual Group, Inc., 10.75%,
6/15/88 (b)		45	59,737
Swiss Re Capital I LP, 6.85%, (b)(c)(l)		300	288,446
XL Capital Ltd., Series E, 6.50%,
12/29/49		215	197,263
			578,184
Total Capital Trusts—0.3%			1,636,188

Preferred Stocks		Shares

Thrifts & Mortgage Finance—0.0%
Fannie Mae, Series S (a)(c)(l)		10,000	21,500
Freddie Mac, Series Z (a)(c)(l)		10,000	29,500
Total Preferred Stocks—0.0%			51,000

Trust Preferreds—0.0%		Par (000)

Commercial Banks—0.0%
SunTrust Capital VIII, 6.10%, 12/01/66 (c)	USD	30	29,400
Total Preferred Securities—0.3%			1,716,588
Total Long-Term Investments
(Cost—$590,149,487)—114.7%			626,722,040

Short-Term Securities		Par (000)	Value

Borrowed Bond Agreements—0.0%
Bank of America Merrill Lynch		— (m)	$ 8
Total Short-Term Securities
(Cost—$8)—0.0%			8

Options Purchased		Contracts
Exchange-Traded Call Options—0.0%
10-Year US Treasury Note, Strike Price
USD 121.50, Expires 8/26/11		39	73,734
Exchange-Traded Put Options—0.0%
5-Year US Treasury Note:
Strike Price USD 116.00,
Expires 8/26/11		38	7,422
Strike Price USD 117.00,
Expires 8/26/11		62	19,859
Strike Price USD 119.00,
Expires 8/26/11		12	10,219
10-Year US Treasury Note, Strike Price
USD 121.50, Expires 8/26/11		39	41,438
Euro Dollar 1-Year Mid-Curve Options:
Strike Price USD 98.25, Expires
9/16/11		440	3,300
Strike Price USD 98.50, Expires
9/16/11		310	5,425
			87,663

		Notional Amount (000)
Over-the-Counter Call Swaptions—0.3%
Receive a fixed rate of 4.38% and pay a
floating rate based on 3-month LIBOR,
Expires 10/24/11, Broker Citibank NA	USD	1,600	137,232
Receive a fixed rate of 3.54% and pay a
floating rate based on 3-month LIBOR,
Expires 12/01/11, Broker Citibank NA		3,300	89,172
Receive a fixed rate of 3.63% and pay a
floating rate based on 3-month LIBOR,
Expires 12/02/11, Broker Deutsche
Bank AG		900	28,720
Receive a fixed rate of 1.76% and pay a
floating rate based on 3-month LIBOR,
Expires 1/26/12, Broker Deutsche
Bank AG		5,100	71,267
Receive a fixed rate of 3.15% and pay a
floating rate based on 3-month LIBOR,
Expires 6/11/12, Broker Deutsche
Bank AG		900	14,295
Receive a fixed rate of 3.52% and pay a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Bank of
America NA		3,000	83,409
Receive a fixed rate of 3.89% and pay a
floating rate based on 3-month LIBOR,
Expires 7/09/12, Broker Goldman
Sachs Bank USA		2,300	101,088
Receive a fixed rate of 3.93% and pay a
floating rate based on 3-month LIBOR,
Expires 7/16/12, Broker Goldman
Sachs Bank USA		2,200	100,790

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)	Value
Over-the-Counter Call Swaptions (concluded)
Receive a fixed rate of 3.70% and pay a
floating rate based on 3-month LIBOR,
Expires 8/03/12, Broker Credit Suisse
International	USD	2,400	$ 84,237
Receive a fixed rate of 3.30% and pay a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker JPMorgan
Chase Bank NA		2,000	41,191
Receive a fixed rate of 3.46% and pay a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker UBS AG		5,000	126,773
Receive a fixed rate of 3.99% and pay a
floating rate based on 3-month LIBOR,
Expires 6/03/13, Broker Goldman
Sachs Bank USA		4,400	189,689
Receive a fixed rate of 3.99% and pay a
floating rate based on 3-month LIBOR,
Expires 6/03/13, Broker Royal Bank of
Scotland Plc		1,800	77,783
Receive a fixed rate of 3.88% and pay a
floating rate based on 3-month LIBOR,
Expires 10/28/13, Broker Deutsche
Bank AG		1,100	41,418
Receive a fixed rate of 4.49% and pay a
floating rate based on 3-month LIBOR,
Expires 5/20/14, Broker Morgan Stanley
Capital Services, Inc.		400	23,402
Receive a fixed rate of 5.20% and pay a
floating rate based on 3-month LIBOR,
Expires 4/28/15, Broker Citibank NA		5,500	465,914
Receive a fixed rate of 4.88% and pay a
floating rate based on 3-month LIBOR,
Expires 5/16/16, Broker Royal Bank of
Scotland Plc		1,000	66,599
Receive a fixed rate of 4.76% and pay a
floating rate based on 3-month LIBOR,
Expires 5/17/16, Broker Goldman
Sachs Bank USA		1,100	68,671
			1,811,650
Over-the-Counter Put Swaptions—0.4%
Pay a fixed rate of 2.55% and receive a
floating rate based on 3-month LIBOR,
Expires 8/19/11, Broker Credit Suisse
International		7,600	11,677
Pay a fixed rate of 2.30% and receive a
floating rate based on 3-month LIBOR,
Expires 10/13/11, Broker BNP
Paribas SA		5,800	53,161
Pay a fixed rate of 3.75% and receive a
floating rate based on 3-month LIBOR,
Expires 10/24/11, Broker Credit Suisse
International		3,400	33,472
Pay a fixed rate of 4.38% and receive a
floating rate based on 3-month LIBOR,
Expires 10/24/11, Broker Citibank NA		1,600	2,973
Pay a fixed rate of 3.54% and receive a
floating rate based on 3-month LIBOR,
Expires 12/01/11, Broker Citibank NA		3,300	70,668
Pay a fixed rate of 3.63% and receive a
floating rate based on 3-month LIBOR,
Expires 12/02/11, Broker Deutsche Bank AG		900	16,333
Pay a fixed rate of 1.76% and receive a
floating rate based on 3-month LIBOR,
Expires 1/26/12, Broker Deutsche Bank AG		5,100	6,811

Options Purchased		Notional Amount (000)	Value
Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 2.50% and receive a
floating rate based on 3-month LIBOR,
Expires 1/26/12, Broker Deutsche
Bank AG	USD	2,500	$ 1,037
Pay a fixed rate of 3.52% and receive a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Bank of
America NA		3,000	139,138
Pay a fixed rate of 3.89% and receive a
floating rate based on 3-month LIBOR,
Expires 7/09/12, Broker Goldman
Sachs Bank USA		2,300	76,962
Pay a fixed rate of 3.93% and receive a
floating rate based on 3-month LIBOR,
Expires 7/16/12, Broker Goldman
Sachs Bank USA		2,200	71,996
Pay a fixed rate of 3.70% and receive a
floating rate based on 3-month LIBOR,
Expires 8/03/12, Broker Credit Suisse
International		2,400	103,501
Pay a fixed rate of 3.30% and receive a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker JPMorgan
Chase Bank NA		2,000	141,552
Pay a fixed rate of 3.46% and receive a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker UBS AG		5,000	312,643
Pay a fixed rate of 3.99% and receive a
floating rate based on 3-month LIBOR,
Expires 6/03/13, Broker Goldman
Sachs Bank USA		4,400	253,825
Pay a fixed rate of 3.99% and receive a
floating rate based on 3-month LIBOR,
Expires 6/03/13, Broker Royal Bank of
Scotland Plc		1,800	103,652
Pay a fixed rate of 3.88% and receive a
floating rate based on 3-month LIBOR,
Expires 10/28/13, Broker Deutsche
Bank AG		1,100	80,584
Pay a fixed rate of 4.49% and receive a
floating rate based on 3-month LIBOR,
Expires 5/20/14, Broker Morgan Stanley
Capital Services, Inc.		400	24,365
Pay a fixed rate of 5.20% and receive a
floating rate based on 3-month LIBOR,
Expires 4/28/15, Broker Citibank NA		5,500	281,675
Pay a fixed rate of 4.88% and receive a
floating rate based on 3-month LIBOR,
Expires 5/16/16, Broker Royal Bank of
Scotland Plc		1,000	69,818
Pay a fixed rate of 4.76% and receive a
floating rate based on 3-month LIBOR,
Expires 5/17/16, Broker Goldman
Sachs Bank USA		1,100	81,067
			1,936,910
Total Options Purchased
(Cost—$4,441,556)—0.7%			3,909,957
Total Investments Before TBA Sale
Commitments and Outstanding Options
Written (Cost—$594,591,043*)—115.4%			630,632,005

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

TBA Sale Commitments (i)		Par (000)	Value

Fannie Mae Mortgage-Backed Securities:
3.50%, 1/01/26—3/01/26	USD	2,000	$ (1,912,500)
4.00%, 4/01/26—4/15/41		4,900	(5,074,561)
4.50%, 4/15/26—5/15/41		5,700	(5,896,827)
5.00%, 4/15/26—5/15/41		3,400	(3,612,500)
6.00%, 4/15/26—5/15/41		1,300	(1,427,970)
6.50%, 12/01/27—4/15/41		1,900	(2,151,157)
Freddie Mac Mortgage-Backed Securities:
4.00%, 6/01/41		3,200	(3,330,499)
4.50%, 12/01/40—4/01/41		3,600	(3,718,689)
5.00%, 7/01/35—4/15/41		5,300	(5,622,971)
6.50%, 6/01/41		1,900	(2,141,657)
Total TBA Sale Commitments
(Proceeds $35,016,520)—(6.4)%			(34,889,331)

Options Written		Contracts
Exchange-Traded Call Options—0.0%
30-Year US Treasury Bond, Strike Price
USD 124.00, Expires 8/26/11		24	(39,750)
Exchange-Traded Put Options—0.0%
30-Year US Treasury Bond, Strike Price
USD 124.00, Expires 8/26/11		24	(63,000)
Euro Dollar 1-Year Mid-Curve Options,
Expires 9/16/11:
Strike Price USD 97.75		176	(1,100)
Strike Price USD 98.00		124	(775)
			(64,875)

		Notional Amount (000)
Over-the-Counter Call Swaptions—(0.6)%
Pay a fixed rate of 2.90% and receive a
floating rate based on 3-month LIBOR,
Expires 11/30/11, Broker UBS AG	USD	5,800	(38,570)
Pay a fixed rate of 3.00% and receive a
floating rate based on 3-month LIBOR,
Expires 12/29/11, Broker UBS AG		1,400	(12,652)
Pay a fixed rate of 2.08% and receive a
floating rate based on 3-month LIBOR,
Expires 2/07/12, Broker Goldman
Sachs Bank USA		4,600	(89,627)
Pay a fixed rate of 3.90% and receive a
floating rate based on 3-month LIBOR,
Expires 3/19/12, Broker UBS AG		3,000	(138,486)
Pay a fixed rate of 3.98% and receive a
floating rate based on 3-month LIBOR,
Expires 4/20/12, Broker Citibank NA		700	(34,920)
Pay a fixed rate of 3.98% and receive a
floating rate based on 3-month LIBOR,
Expires 4/20/12, Broker Deutsche
Bank AG		2,400	(119,725)
Pay a fixed rate of 3.93% and receive a
floating rate based on 3-month LIBOR,
Expires 4/27/12, Broker Deutsche
Bank AG		4,200	(197,296)
Pay a fixed rate of 3.93% and receive a
floating rate based on 3-month LIBOR,
Expires 4/27/12, Broker UBS AG		3,500	(164,414)

Options Written		Notional Amount (000)	Value
Over-the-Counter Call Swaptions (continued)
Pay a fixed rate of 3.75% and receive a
floating rate based on 3-month LIBOR,
Expires 5/14/12, Broker Goldman
Sachs Bank USA	USD	1,600	$ (60,749)
Pay a fixed rate of 3.57% and receive a
floating rate based on 3-month LIBOR,
Expires 6/01/12, Broker Goldman
Sachs Bank USA		6,200	(183,266)
Pay a fixed rate of 2.65% and receive a
floating rate based on 3-month LIBOR,
Expires 6/11/12, Broker Deutsche
Bank AG		900	(5,544)
Pay a fixed rate of 2.90% and receive a
floating rate based on 3-month LIBOR,
Expires 6/11/12, Broker Deutsche
Bank AG		900	(9,148)
Pay a fixed rate of 4.14% and receive a
floating rate based on 3-month LIBOR,
Expires 6/15/12, Broker Deutsche
Bank AG		2,200	(127,655)
Pay a fixed rate of 4.05% and receive a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Deutsche
Bank AG		2,100	(111,311)
Pay a fixed rate of 4.52% and receive a
floating rate based on 3-month LIBOR,
Expires 3/01/13, Broker UBS AG		1,200	(84,698)
Pay a fixed rate of 3.77% and receive a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker UBS AG		1,700	(62,406)
Pay a fixed rate of 4.90% and receive a
floating rate based on 3-month LIBOR,
Expires 3/04/13, Broker Deutsche
Bank AG		2,900	(268,502)
Pay a fixed rate of 3.86% and receive a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker Deutsche
Bank AG		2,400	(96,387)
Pay a fixed rate of 4.92% and receive a
floating rate based on 3-month LIBOR,
Expires 3/05/13, Broker Deutsche
Bank AG		4,000	(376,371)
Pay a fixed rate of 4.03% and receive a
floating rate based on 3-month LIBOR,
Expires 12/06/12, Broker UBS AG		1,000	(47,780)
Pay a fixed rate of 5.00% and receive a
floating rate based on 3-month LIBOR,
Expires 4/22/13, Broker JPMorgan
Chase Bank NA		3,600	(348,331)
Pay a fixed rate of 4.32% and receive a
floating rate based on 3-month LIBOR,
Expires 5/28/13, Broker Royal Bank of
Scotland Plc		3,300	(190,167)
Pay a fixed rate of 4.07% and receive a
floating rate based on 3-month LIBOR,
Expires 7/08/13, Broker Deutsche
Bank AG		900	(41,300)
Pay a fixed rate of 5.07% and receive a
floating rate based on 3-month LIBOR,
Expires 2/10/14, Broker Deutsche
Bank AG		1,900	(169,400)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	Value
Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 5.11% and receive a
floating rate based on 3-month LIBOR,
Expires 2/10/14, Broker Citibank NA	USD	2,100	$ (191,237)
Pay a fixed rate of 3.90% and receive a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank of
Scotland Plc		3,700	(110,539)
Pay a fixed rate of 3.96% and receive a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank of
Scotland Plc		1,300	(40,858)
Pay a fixed rate of 4.89% and receive a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche
Bank AG		1,600	(116,743)
			(3,438,082)
Over-the-Counter Put Swaptions—(0.4)%
Receive a fixed rate of 2.15% and pay a
floating rate based on 3-month LIBOR,
Expires 8/26/11, Broker Citibank NA		1,400	(10,318)
Receive a fixed rate of 3.95% and pay a
floating rate based on 3-month LIBOR,
Expires 11/30/11, Broker UBS AG		5,800	(52,200)
Receive a fixed rate of 4.00% and pay a
floating rate based on 3-month LIBOR,
Expires 12/29/11, Broker UBS AG		1,400	(15,842)
Receive a fixed rate of 2.08% and pay a
floating rate based on 3-month LIBOR,
Expires 2/07/12, Broker Goldman
Sachs Bank USA		4,600	(4,336)
Receive a fixed rate of 3.90% and pay a
floating rate based on 3-month LIBOR,
Expires 3/19/12, Broker UBS AG		3,000	(65,235)
Receive a fixed rate of 3.98% and pay a
floating rate based on 3-month LIBOR,
Expires 4/20/12, Broker Citibank NA		700	(15,905)
Receive a fixed rate of 3.98% and pay a
floating rate based on 3-month LIBOR,
Expires 4/20/12, Broker Deutsche
Bank AG		2,400	(54,533)
Receive a fixed rate of 3.93% and pay a
floating rate based on 3-month LIBOR,
Expires 4/27/12, Broker Deutsche
Bank AG		4,200	(104,782)
Receive a fixed rate of 3.93% and pay a
floating rate based on 3-month LIBOR,
Expires 4/27/12, Broker UBS AG		3,500	(87,318)
Receive a fixed rate of 3.75% and pay a
floating rate based on 3-month LIBOR,
Expires 5/14/12, Broker Goldman
Sachs Bank USA		1,600	(52,127)
Receive a fixed rate of 3.57% and pay a
floating rate based on 3-month LIBOR,
Expires 6/01/12, Broker Goldman
Sachs Bank USA		6,200	(263,032)
Receive a fixed rate of 4.14% and pay a
floating rate based on 3-month LIBOR,
Expires 6/15/12, Broker Deutsche
Bank AG		2,200	(51,371)
Receive a fixed rate of 4.05% and pay a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Deutsche
Bank AG		2,100	(54,774)

Options Written		Notional Amount (000)	Value
Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 3.77% and pay a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker UBS AG	USD	1,700	$ (86,400)
Receive a fixed rate of 3.86% and pay a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker Deutsche
Bank AG		2,400	(113,705)
Receive a fixed rate of 4.03% and pay a
floating rate based on 3-month LIBOR,
Expires 12/06/12, Broker UBS AG		1,000	(41,783)
Receive a fixed rate of 4.52% and pay a
floating rate based on 3-month LIBOR,
Expires 3/01/13, Broker UBS AG		1,200	(39,249)
Receive a fixed rate of 4.90% and pay a
floating rate based on 3-month LIBOR,
Expires 3/04/13, Broker Deutsche
Bank AG		2,900	(69,025)
Receive a fixed rate of 4.92% and pay a
floating rate based on 3-month LIBOR,
Expires 3/05/13, Broker Deutsche
Bank AG		4,000	(93,390)
Receive a fixed rate of 5.00% and pay a
floating rate based on 3-month LIBOR,
Expires 4/22/13, Broker JPMorgan
Chase Bank NA		3,600	(87,908)
Receive a fixed rate of 4.32% and pay a
floating rate based on 3-month LIBOR,
Expires 5/28/13, Broker Royal Bank of
Scotland Plc		3,300	(148,734)
Receive a fixed rate of 4.07% and pay a
floating rate based on 3-month LIBOR,
Expires 7/08/13, Broker Deutsche
Bank AG		900	(51,363)
Receive a fixed rate of 5.07% and pay a
floating rate based on 3-month LIBOR,
Expires 2/10/14, Broker Deutsche
Bank AG		1,900	(72,235)
Receive a fixed rate of 5.11% and pay a
floating rate based on 3-month LIBOR,
Expires 2/10/14, Broker Citibank NA		2,100	(78,007)
Receive a fixed rate of 3.90% and pay a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank of
Scotland Plc		3,700	(141,233)
Receive a fixed rate of 3.96% and pay a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank of
Scotland Plc		1,300	(47,803)
Receive a fixed rate of 4.89% and pay a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche
Bank AG		1,600	(89,266)
			(1,991,874)
Total Options Written
(Premium Received—$5,850,623)—(1.0)%			(5,534,581)
Total Investments, Net of TBA Sale Commitments
and Outstanding Options Written—108.0%			590,208,093
Liabilities in Excess of Other Assets—(8.0)%			(43,726,700)
Net Assets—100.0%			$ 546,481,393

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$598,051,047
Gross unrealized appreciation	$46,515,853
Gross unrealized depreciation	(13,934,895)
Net unrealized appreciation	$32,580,958

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Nomura Securities	$2,655,747	$(6,006)
Morgan Stanley & Co., Inc.	$ 234,302	—

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Represents or includes TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$1,000,000	$(9,844)
Bank of America Securities	$643,125	$(4,688)
Barclays Capital	$(310,359)	$1,289
Citigroup Global Markets	$6,950,721	$(11,791)
Credit Suisse Securities (USA) LLC	$(11,313,719)	$27,281
Goldman Sachs & Co.	$(3,088,095)	$10,905
Greenwich Capital Markets	$(1,150,282)	$987
JPMorgan Securities, Inc	$7,983,674	$(11,427)
Morgan Stanley & Co., Inc	$10,648,912	$(74,746)
Nomura Securities International Inc	$5,436,253	$(15,380)
UBS Securities	$965,531	$703
Wells Fargo Bank, N.A.	$(312,469)	$(269)

(j)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(k)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Amount less than $1,000.

•	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at June 30, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	1,381,817	(1,381,817)	—	$2,356

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2011 were as follows:
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Bank of America NA	0.04%	5/06/11	7/01/11	$ 2,905,400	$ 2,905,219
BNP Paribas	0.16%	6/13/11	7/14/11	20,998,959	20,997,279
Bank of America NA	(0.07)%	6/30/11	7/01/11	1,293,222	1,293,225
BNP Paribas	(0.40)%	6/30/11	7/01/11	624,993	625,000
Credit Suisse Securities (USA) LLC	0.01%	6/30/11	7/01/11	4,025,001	4,025,000
Deutsche Bank AG	0.03%	6/30/11	7/01/11	2,873,290	2,873,287
Deutsche Bank AG	(0.08)%	6/30/11	7/01/11	2,216,495	2,216,500
Total				$34,937,360	$34,935,510

•	Foreign currency exchange contracts as of June 30, 2011 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD 489,883	EUR	337,000	UBS AG	7/27/11	$1,482

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

•	Financial futures contracts purchased as of June 30, 2011 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
114	2-Year US Treasury Note	Chicago Board of Trade	September 2011	$25,003,826	$ 1,361
71	30-Year US Treasury Bond	Chicago Board of Trade	September 2011	$ 8,893,343	(158,124)
1	90 Day Euro Dollars	Chicago Mercantile	September 2011	$ 248,928	210
2	German Euro Bund Futures	Chicago Mercantile	September 2011	$ 363,342	838
5	90 Day Euro Dollars	Chicago Mercantile	June 2012	$ 1,241,148	1,165
8	90 Day Euro Dollars	Chicago Mercantile	September 2012	$ 1,968,260	15,341
9	90 Day Euro Dollars	Chicago Mercantile	December 2012	$ 2,227,228	(1,303)
5	90 Day Euro Dollars	Chicago Mercantile	March 2013	$ 1,223,076	10,424
9	90 Day Euro Dollars	Chicago Mercantile	June 2013	$ 2,216,189	(1,852)
11	90 Day Euro Dollars	Chicago Mercantile	September 2013	$ 2,674,780	24,482
8	90 Day Euro Dollars	Chicago Mercantile	December 2013	$ 1,939,822	17,878
1	90 Day Euro Dollars	Chicago Mercantile	March 2014	$ 242,878	1,197
Total					$ (88,383)

•	Financial futures contracts sold as of June 30, 2011 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
36	5-Year US Treasury Bond	Chicago Board of Trade	September 2011	$ 4,290,606	$ (426)
149	10-Year US Treasury Bond	Chicago Board of Trade	September 2011	$18,373,801	146,910
67	Ultra Long Term US Treasury Bond	Chicago Board of Trade	September 2011	$ 8,596,830	138,080
53	90 Day Euro Dollars	Chicago Mercantile	December 2011	$13,167,301	(27,049)
3	90 Day Euro Dollars	Chicago Mercantile	March 2012	$ 742,792	(3,571)
Total					$ 253,944

•	Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2011 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$720	$ 12,652
Eastman Chemical Co.	0.68%	Morgan Stanley & Co., Inc.	9/20/13	$690	(4,429)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$720	60,879
Spain (Kingdom of)	1.00%	Citibank NA	3/20/16	$258	223
Spain (Kingdom of)	1.00%	JPMorgan Chase Bank NA	3/20/16	$644	1,878
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	$720	191,431
Total					$262,634

•	Credit default swaps on single-name issues—sold protection outstanding as of June 30, 2011 were as follows:
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	BBB+	$710	$437

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes—buy protection outstanding as of June 30, 2011 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX Emerging Markets Series 14	0.00%	Morgan Stanley Capital Services, Inc.	12/20/15	$ 510	$ (4,573)
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Credit Suisse Securities (USA) LLC	6/20/16	$4,880	(15,631)
MCDX North America Series 16	1.00%	Morgan Stanley Capital Services, Inc.	6/20/21	$1,120	7,246
Total					$(12,958)

•	Credit default swaps on traded indexes—sold protection outstanding as of June 30, 2011 were as follows:
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
MCDX North America Series 14	0.00%	Goldman Sachs & Co.	6/20/20	AA	$560	$38,765

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

• Interest rate swaps outstanding as of June 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.92%(a)	3-month LIBOR	Deutsche Bank AG	2/28/13	$ 4,600	$(26,510)
0.65%(a)	3-month LIBOR	JP Morgan Chase & Co.	6/22/13	$ 8,100	5,751
0.65%(a)	3-month LIBOR	UBS AG	6/22/13	$ 6,400	4,393
0.67%(a)	3-month LIBOR	Bank of America, NA	6/29/13	$ 3,700	1,210
0.71%(a)	3-month LIBOR	Citibank N.A.	7/01/13	$12,200	(5,941)
0.71%(b)	3-month LIBOR	Deutsche Bank AG	7/01/13	$12,900	(4,360)
1.32%(a)	3-month LIBOR	Citibank N.A.	12/17/13	$ 1,400	(14,917)
1.41%(a)	3-month LIBOR	Deutsche Bank AG	12/20/13	$ 2,300	(29,445)
1.26%(a)	3-month LIBOR	Deutsche Bank AG	12/24/13	$ 2,200	(19,676)
1.59%(a)	3-month LIBOR	Deutsche Bank AG	3/08/14	$ 1,600	(25,585)
1.32%(b)	3-month LIBOR	Morgan Stanley & Co. Inc.	10/22/15	$ 300	(4,456)
2.48%(a)	3-month LIBOR	Deutsche Bank AG	2/22/16	$ 300	(8,314)
2.39%(b)	3-month LIBOR	Royal Bank of Scotland	4/06/16	$ 1,300	27,999
2.39%(a)	3-month LIBOR	Deutsche Bank AG	4/14/16	$ 800	17,290
2.15%(b)	3-month LIBOR	Deutsche Bank AG	4/28/16	$ 1,900	28,156
2.10%(b)	3-month LIBOR	Deutsche Bank AG	5/10/16	$ 1,400	9,105
1.95%(a)	3-month LIBOR	Citibank N.A.	7/01/16	$ 600	(1,786)
2.31%(b)	3-month LIBOR	Credit Suisse Securities (USA) LLC	8/23/16	$ 2,400	21,391
2.57%(a)	3-month LIBOR	Deutsche Bank AG	10/27/20	$ 300	(14,667)
3.64%(b)	3-month LIBOR	Citibank N.A.	2/07/21	$ 100	3,742
2.80%(b)	3-month LIBOR	Deutsche Bank AG	2/10/21	$ 1,500	(27,305)
3.77%(b)	3-month LIBOR	Morgan Stanley & Co. Inc.	2/15/21	$ 700	33,699
3.57%(b)	3-month LIBOR	JP Morgan Chase & Co.	2/28/21	$ 200	6,181
3.39%(a)	3-month LIBOR	Morgan Stanley & Co. Inc.	5/04/21	$ 200	(2,580)
3.27%(a)	3-month LIBOR	Deutsche Bank AG	5/16/21	$ 1,160	(2,556)
3.27%(b)	3-month LIBOR	UBS AG	5/20/21	$ 1,100	2,597
3.86%(b)	3-month LIBOR	JPMorgan Chase Bank	5/23/21	$ 6,300	84,449
3.06%(a)	3-month LIBOR	Citibank N.A.	6/15/21	$ 200	(3,384)
3.08%(a)	3-month LIBOR	Citibank N.A.	6/15/21	$ 1,400	(20,738)
3.24%(a)	3-month LIBOR	Deutsche Bank AG	7/01/21	$ 1,000	1,671
3.25%(a)	3-month LIBOR	Credit Suisse Securities (USA) LLC	7/05/21	$ 100	119
3.25%(a)	3-month LIBOR	UBS AG	7/05/21	$ 700	—
4.34%(a)	3-month LIBOR	Citibank NA	4/14/41	$ 200	(9,581)
4.35%(a)	3-month LIBOR	Deutsche Bank AG	4/14/41	$ 400	(20,176)
4.06%(a)	3-month LIBOR	Deutsche Bank AG	7/05/41	$ 400	1,262
Total					$ 7,038

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating rate and receives fixed rate.

•	Total return swaps outstanding as of June 30, 2011 were as follows:
Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Gross return on the Market IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR plus 0.00%	Bank of America, NA	1/12/40	$645	$(2,813)
Gross return on the Market IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Receives	1-month LIBOR plus 0.00%	Credit Suisse Securities (USA) LLC	1/12/40	$403	6,347
Gross return on the Market IOS 4.50%, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pool	Pays	1-month LIBOR plus 0.00%	JPMorgan Chase & Co.	1/12/40	$403	(2,573)
Total						$ 961

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments (concluded)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes, as follows:
•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$327,868,760	—	—	$327,868,760
Asset-Backed Securities	—	$ 15,226,724	$1,635,911	16,862,635
Corporate Bonds	—	79,145,348	—	79,145,348
Foreign Agency Obligations	—	1,395,953	—	1,395,953
Non-Agency Mortgage-Backed Securities	—	28,009,827	1,253,432	29,263,259
Taxable Municipal Bonds	—	1,189,153	—	1,189,153
US Government Sponsored Securities	—	126,518,537	—	126,518,537
US Treasury Obligations	—	42,761,807	—	42,761,807
Preferred Securities	51,000	1,665,588	—	1,716,588
Short-Term Securities:
Borrowed Bond Agreements	—	8	—	8
Liabilities:
Investments:
Long-Term Investments:
TBA Sale Commitments	—	(34,889,331)	—	(34,889,331)
Total	$327,919,760	$261,023,614	$2,889,343	$591,832,717

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$ 274,746	$38,765	$ 313,511
Foreign currency exchange contracts	—	1,482	—	1,482
Interest rate contracts	$ 519,283	3,997,575	—	4,516,858
Other contracts	—	6,347	—	6,347
Liabilities:
Credit contracts	—	(24,633)	—	(24,633)
Interest rate contracts	(296,950)	(5,671,933)	—	(5,968,883)
Other contracts	—	(5,386)	—	(5,386)
Total	$ 222,333	$(1,421,802)	$38,765	$(1,160,704)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Capital Appreciation Portfolio
Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—6.1%
Boeing Co.	78,700	$ 5,818,291
General Dynamics Corp.	37,600	2,801,952
Precision Castparts Corp.	13,000	2,140,450
		10,760,693
Air Freight & Logistics—1.7%
United Parcel Service, Inc., Class B	41,200	3,004,716
Airlines—1.2%
Delta Air Lines, Inc. (a)	64,700	593,299
United Continental Holdings Inc. (a)	70,100	1,586,363
		2,179,662
Auto Components—2.0%
BorgWarner, Inc. (a)	20,000	1,615,800
Johnson Controls, Inc.	43,700	1,820,542
		3,436,342
Automobiles—1.5%
Ford Motor Co. (a)	128,000	1,765,120
Tesla Motors Inc. (a)	29,100	847,683
		2,612,803
Beverages—2.4%
The Coca-Cola Co.	62,600	4,212,354
Biotechnology—3.3%
Biogen Idec, Inc. (a)	17,900	1,913,868
Dendreon Corp. (a)	73,300	2,890,952
Vertex Pharmaceuticals, Inc. (a)	18,000	935,820
		5,740,640
Capital Markets—1.1%
Jefferies Group, Inc.	92,600	1,889,040
Communications Equipment—6.9%
Acme Packet, Inc. (a)	8,900	624,157
Alcatel-Lucent–ADR (a)	353,500	2,039,695
Juniper Networks, Inc. (a)	48,100	1,515,150
QUALCOMM, Inc.	137,800	7,825,662
		12,004,664
Computers & Peripherals—8.1%
Apple, Inc. (a)	32,100	10,775,007
NetApp, Inc. (a)	65,700	3,467,646
		14,242,653
Diversified Consumer Services—0.5%
Apollo Group, Inc., Class A (a)	18,900	825,552
Diversified Financial Services—1.5%
Moody's Corp.	68,600	2,630,810
Diversified Telecommunication Services—1.3%
Verizon Communications, Inc.	62,300	2,319,429
Energy Equipment & Services—4.4%
Halliburton Co.	48,100	2,453,100
Schlumberger Ltd.	60,300	5,209,920
		7,663,020
Food & Staples Retailing—0.8%
Whole Foods Market, Inc.	22,800	1,446,660
Health Care Providers & Services—4.1%
AmerisourceBergen Corp.	49,500	2,049,300
Express Scripts, Inc. (a)	54,800	2,958,104
Lincare Holdings, Inc.	72,450	2,120,612
		7,128,016
Health Care Technology—1.5%
Cerner Corp. (a)	44,400	2,713,284

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure—4.0%
Las Vegas Sands Corp. (a)	64,000	$ 2,701,440
Starbucks Corp.	68,000	2,685,320
Starwood Hotels & Resorts Worldwide, Inc.	27,300	1,529,892
		6,916,652
Household Durables—1.1%
Stanley Black & Decker, Inc.	27,500	1,981,375
Household Products—3.0%
The Procter & Gamble Co.	82,600	5,250,882
IT Services—4.0%
Accenture Plc	35,800	2,163,036
Cognizant Technology Solutions Corp. (a)	29,400	2,156,196
International Business Machines Corp.	8,100	1,389,555
VeriFone Systems, Inc. (a)	30,600	1,357,110
		7,065,897
Internet & Catalog Retail—2.8%
Amazon.com, Inc. (a)	24,000	4,907,760
Internet Software & Services—1.6%
Google, Inc., Class A (a)	5,500	2,785,090
Life Sciences Tools & Services—2.3%
Covance, Inc. (a)	38,300	2,273,871
Thermo Fisher Scientific, Inc. (a)	27,700	1,783,603
		4,057,474
Machinery—4.7%
Caterpillar, Inc.	16,800	1,788,528
Danaher Corp.	96,200	5,097,638
Terex Corp. (a)	44,400	1,263,180
		8,149,346
Media—2.5%
Viacom, Inc., Class B	58,400	2,978,400
Walt Disney Co.	34,300	1,339,072
		4,317,472
Metals & Mining—2.2%
Freeport-McMoRan Copper & Gold, Inc., Class B	71,200	3,766,480
Oil, Gas & Consumable Fuels—3.7%
Alpha Natural Resources, Inc. (a)	43,160	1,961,190
Anadarko Petroleum Corp.	47,400	3,638,424
Exxon Mobil Corp.	10,600	862,628
		6,462,242
Pharmaceuticals—2.4%
Allergan, Inc.	28,300	2,355,975
Johnson & Johnson	27,800	1,849,256
		4,205,231
Professional Services—1.1%
Manpower, Inc.	36,000	1,931,400
Semiconductors & Semiconductor Equipment—2.4%
Altera Corp.	28,800	1,334,880
Broadcom Corp., Class A (a)	34,600	1,163,944
Micron Technology, Inc. (a)	217,400	1,626,152
		4,124,976
Software—9.7%
Check Point Software Technologies Ltd. (a)	62,900	3,575,865
Oracle Corp.	148,400	4,883,844
Red Hat, Inc. (a)	58,000	2,662,200
Salesforce.com, Inc. (a)	24,000	3,575,520
VMware, Inc. (a)	22,800	2,285,244
		16,982,673

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Capital Appreciation Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail—2.6%
Home Depot, Inc.	73,700	$ 2,669,414
Tiffany & Co.	24,100	1,892,332
		4,561,746
Textiles, Apparel & Luxury Goods—0.2%
Coach, Inc.	6,700	428,331
Wireless Telecommunication Services—0.8%
MetroPCS Communications, Inc. (a)	76,900	1,323,449
Total Long-Term Investments
(Cost—$137,740,827)—99.5%		174,028,814

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.08% (b)(c)	783,174	783,174
Total Short-Term Securities
(Cost—$783,174)—0.5%		783,174
Total Investments
(Cost—$138,524,001*)—100.0%		174,811,988
Other Assets Less Liabilities—0.0%		62,263
Net Assets—100.0%		$ 174,874,251

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$140,029,583
Gross unrealized appreciation	$36,373,547
Gross unrealized depreciation	(1,591,142)
Net unrealized appreciation	$34,782,405

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Net Activity	Shares/ Beneficial Interest Held at June 30, 2011	Income
BlackRock Liquidity Funds,
TempFund, Institutional Class	1,127,148	(343,974)	783,174	$ 693
BlackRock Liquidity Series, LLC
Money Market Series	$1,292,500	$(1,292,500)	—	$1,649

(c)	Represents the current yield as of report date.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:
•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$174,028,814	—	—	$174,028,814
Short-Term Securities	783,174	—	—	783,174
Total	$174,811,988	—	—	$174,811,988
[1] See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina—0.1%
Banco Macro SA—ADR	2,400	$ 90,576
Cresud S A Sponsored—ADR	6,300	102,312
IRSA Inversiones y
Representaciones SA—ADR	7,200	99,072
Pampa Energia SA—ADR	7,600	116,584
Telecom Argentina Stet-France
Telecom SA—ADR	2,400	62,544
Tenaris SA—ADR	1,375	62,879
		533,967
Australia—1.2%
Asciano Ltd.	69,700	123,228
BHP Billiton Ltd.	58,200	2,750,584
CSL Ltd.	18,352	652,341
Newcrest Mining Ltd.	43,652	1,768,768
Rio Tinto Ltd.	16,667	1,483,546
Telstra Corp., Ltd.	92,156	286,364
Woodside Petroleum Ltd.	6,800	299,996
		7,364,827
Austria—0.0%
Telekom Austria AG	10,695	136,482
Belgium—0.1%
RHJ International (a)	60,900	438,921
Brazil—2.2%
All America Latina Logistica SA	26,230	221,350
Banco do Brasil SA	5,400	96,260
Banco Santander Brasil SA	20,200	234,404
Cia Brasileira de Distribuicao
Grupo Pao de Acucar	25,558	1,176,980
Cia Energetica de Minas Gerais	12,297	253,810
Cosan, Ltd. Class A	40,200	494,058
Cyrela Brazil Realty SA
Empreendimentos e Participacoes	50,800	485,654
Hypermarcas SA	124,700	1,174,568
Itau Unibanco Holding SA	22,800	528,710
MRV Engenharia e Participacoes SA	59,600	499,515
OGX Petroleo e Gas Participacoes SA (a)	24,800	231,211
Petroleo Brasileiro SA—ADR	135,381	4,153,489
Qualicorp SA (a)	39,500	376,612
SLC Agricola SA	41,000	486,541
Telecomunicacoes de Sao Paulo
SA—ADR	52,046	1,545,774
Usinas Siderurgicas de Minas
Gerais SA, Preference ‘A’ Shares	12,100	106,296
Vale SA, Preference ‘A’ Shares	38,400	1,096,897
		13,162,129
Canada—2.4%
Alamos Gold, Inc.	31,880	527,890
BCE, Inc.	1,400	55,006
Barrick Gold Corp.	43,184	1,955,803
Canadian Natural Resources Ltd.	18,900	791,154
Canadian Pacific Railway Ltd.	15,950	994,560
Cenovus Energy, Inc.	4,710	177,714
Daylight Energy Ltd.	56,890	551,528
Eldorado Gold Corp.	72,924	1,075,959
Goldcorp, Inc.	43,417	2,095,739
IAMGOLD Corp.	42,227	792,179
IAMGOLD, International African
Mining Gold Corp.	23,817	447,966
Kinross Gold Corp.	106,979	1,689,546
Magna International, Inc., Class A	1,200	64,848

Common Stocks	Shares	Value

Canada (concluded)
Potash Corp. of Saskatchewan, Inc.	6,260	$ 356,757
Rogers Communications, Inc., Class B	12,700	502,044
Silver Wheaton Corp.	26,400	871,200
Sino-Forest Corp. (a)	27,080	89,850
Suncor Energy, Inc.	11,195	438,769
TELUS Corp.	4,430	243,904
Talisman Energy, Inc.	12,400	254,699
Teck Resources, Ltd., Class B	1,200	60,888
Valeant Pharmaceuticals
International, Inc. (b)	6,300	327,348
Viterra, Inc.	13,400	145,608
		14,510,959
Chile—0.1%
E.CL SA	118,800	334,247
Sociedad Quimica y Minera de
Chile SA—ADR	5,100	330,072
		664,319
China—1.0%
CSR Corp. Ltd.	116,400	109,603
Chaoda Modern Agriculture
Holdings Ltd.	1,044,416	455,286
China BlueChemical Ltd.	358,800	297,456
China Huiyuan Juice Group Ltd.	56,500	28,970
China Life Insurance Co. Ltd.	81,100	280,016
China Life Insurance Co. Ltd.—ADR	5,780	299,635
China Shenhua Energy Co. Ltd.	74,079	354,981
China Telecom Corp., Ltd.	375,100	244,877
China Unicom Ltd. (b)(c)	150,300	305,111
Dongfang Electric Corp. Ltd.	77,700	289,403
Dongfeng Motor Group Co. Ltd.	99,200	188,323
Guangshen Railway Co. Ltd.	468,600	196,790
Guangzhou Automobile Group Co. Ltd.	247,433	303,417
Huaneng Power International, Inc.	210,000	111,139
Jiangsu Expressway Co. Ltd.	95,300	88,223
Mindray Medical International Ltd.—ADR (c)	2,700	75,735
Ping An Insurance Group Co.	19,494	202,185
Shanghai Electric Group Co. Ltd.	388,400	205,821
Shanghai Pharmaceuticals
Holding Co. Ltd. (a)	141,500	380,948
Sinopharm Group Co.	190,100	640,711
Tianjin Port Development Holdings Ltd.	1,564,100	298,795
Xiamen International Port Co. Ltd.	433,400	77,638
Zhongsheng Group Holdings Ltd.	171,100	374,812
		5,809,875
Czech Republic—0.1%
CEZ AS	8,500	437,601
Egypt—0.1%
Telecom Egypt	132,361	336,757
Finland—0.1%
Fortum Oyj	26,230	760,545
France—1.4%
Atos Origin SA	3,100	175,113
BNP Paribas SA	6,080	468,822
Cie Generale d'Optique Essilor
International SA	14,369	1,165,883
France Telecom SA	18,636	396,266
GDF Suez	36,700	1,341,296
LVMH Moët Hennessy Louis Vuitton SA	4,690	842,779

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

France (concluded)
Sanofi-Aventis	11,360	$ 913,805
Sanofi-Aventis—ADR	1,593	63,991
Technip SA	1,770	189,729
Total SA	18,189	1,051,569
Total SA—ADR	18,500	1,070,040
Vivendi SA	28,410	791,870
		8,471,163
Germany—1.4%
Allianz AG, Registered Shares	2,838	395,750
BASF SE	13,080	1,282,119
Bayer AG	8,840	709,998
Bayer AG—ADR	300	24,168
Bayerische Motoren Werke AG	3,250	324,541
Beiersdorf AG (b)	1,070	69,520
Daimler AG	11,510	867,986
Deutsche Bank AG, Registered Shares	7,160	422,587
Deutsche Telekom AG—ADR	3,400	53,142
Infineon Technologies AG	31,820	357,540
Kabel Deutschland Holding AG (a)	9,540	587,669
Lanxess AG	3,360	275,616
Muenchener Rueckversicherungs AG,
Registered Shares	1,540	235,089
Siemens AG	8,900	1,223,045
Volkswagen AG, Preference Shares	6,954	1,438,057
		8,266,827
Hong Kong—1.2%
AIA Group Ltd. (a)	70,700	246,109
Beijing Enterprises Holdings Ltd.	226,720	1,184,874
Cheung Kong Holdings Ltd.	29,000	425,866
Cheung Kong Infrastructure Holdings Ltd.	54,400	283,025
China Dongxiang Group Co.	317,101	100,927
China Mobile Ltd.	149,500	1,391,812
China Resources Gas Group Ltd.	172,000	240,983
China Resources Power Holdings Co. Ltd.	90,000	175,971
Hutchison Whampoa Ltd. (b)	53,170	576,094
The Link Real Estate Investment Trust	294,364	1,005,543
Mongolian Mining Corp. (a)	160,500	198,876
Shougang Concord International
Enterprises Co. Ltd.	386,300	37,906
Tianjin Development Holdings Ltd. (a)	967,979	609,808
Wharf Holdings Ltd.	74,525	519,701
Yuanda China Holdings Ltd. (a)	1,512,000	283,681
		7,281,176
India—0.8%
Adani Enterprises Ltd.	41,175	659,486
Adani Power Ltd. (a)	185,400	456,976
Bharat Heavy Electricals Ltd.	21,260	977,320
Container Corp. of India	3,840	89,577
Housing Development Finance Corp.	65,220	1,033,910
Larsen & Toubro Ltd.	8,300	339,492
Reliance Industries Ltd.	32,380	652,329
State Bank of India Ltd.	11,580	624,382
		4,833,472
Indonesia—0.1%
Bumi Resources Tbk PT	1,631,134	563,159
Telekomunikasi Indonesia Tbk PT	192,600	165,849
		729,008
Israel—0.2%
Check Point Software Technologies Ltd. (a)	1,400	79,590
Teva Pharmaceutical Industries—ADR	22,671	1,093,196
		1,172,786

Common Stocks	Shares	Value

Italy—0.4%
Assicurazioni Generali SpA	11,760	$ 247,929
ENI SpA	30,730	728,268
Enel SpA	91,500	597,877
Intesa Sanpaolo SpA	121,474	323,461
Telecom Italia SpA	161,050	224,019
		2,121,554
Japan—6.4%
Aisin Seiki Co., Ltd.	10,220	395,468
Asahi Kasei Corp.	37,300	251,366
Astellas Pharma, Inc.	7,390	286,740
The Bank of Kyoto Ltd.	19,990	184,055
Bridgestone Corp.	16,600	382,473
Canon, Inc.	20,831	990,853
Daihatsu Motor Co., Ltd.	21,300	362,497
Daiwa House Industry Co., Ltd.	22,070	278,494
Denso Corp.	13,630	506,933
East Japan Railway Co.	21,676	1,241,402
Fanuc Ltd.	2,500	418,058
Fuji Heavy Industries Ltd.	103,260	802,435
Futaba Industrial Co., Ltd.	22,670	165,822
Hitachi Chemical Co., Ltd.	17,100	339,251
Hitachi Ltd.	48,100	285,474
Honda Motor Co., Ltd.	25,540	983,978
Hoya Corp.	29,201	646,467
Inpex Holdings, Inc.	195	1,441,670
JGC Corp.	30,080	824,105
JSR Corp.	8,800	170,572
Japan Real Estate Investment Corp.	5	49,194
Japan Retail Fund Investment Corp.	12	18,492
KDDI Corp.	156	1,122,410
Kinden Corp.	22,740	194,558
Kirin Holdings Co., Ltd.	40,990	571,438
Komatsu Ltd.	13,000	405,901
Kubota Corp.	99,580	883,431
Kuraray Co., Ltd.	28,720	420,748
Kyowa Hakko Kirin Co. Ltd.	31,770	303,051
MS&AD Insurance Group Holdings, Inc.	35,915	840,656
Marubeni Corp.	55,000	365,519
Mikuni Coca-Cola Bottling Co., Ltd.	900	7,870
Mitsubishi Corp.	65,090	1,625,808
Mitsubishi Tanabe Pharma Corp.	15,000	251,049
Mitsubishi UFJ Financial Group, Inc.	107,920	525,930
Mitsui & Co., Ltd.	76,020	1,314,395
Mitsui Fudosan Co., Ltd.	13,000	223,898
Mitsui OSK Lines Ltd.	38,330	206,245
Murata Manufacturing Co., Ltd.	8,240	550,913
NGK Insulators Ltd.	19,800	368,865
NKSJ Holdings, Inc.	100,450	662,988
NTT DoCoMo, Inc.	1,150	2,053,833
NTT Urban Development Corp.	97	83,208
Nintendo Co., Ltd.	970	182,155
Nippon Building Fund, Inc.	7	68,405
Nippon Electric Glass Co., Ltd.	22,440	287,931
Nippon Telegraph & Telephone Corp.	16,010	772,192
Okumura Corp.	78,270	286,099
Rinnai Corp.	4,750	343,019
Rohm Co., Ltd.	5,860	336,197
Sekisui House Ltd.	64,930	604,569
Seven & I Holdings Co., Ltd.	14,090	378,936
Shin-Etsu Chemical Co., Ltd.	23,020	1,233,912
Shionogi & Co., Ltd.	17,220	281,987
Sony Financial Holdings, Inc.	14,100	254,922
Sumitomo Chemical Co., Ltd.	248,930	1,242,930

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)
Sumitomo Electric Industries Ltd.	22,700	$ 331,094
Sumitomo Mitsui Financial Group, Inc.	12,200	376,183
Suzuki Motor Corp.	56,461	1,272,717
TDK Corp.	6,460	356,343
Tadano Ltd.	5,000	30,291
Terumo Corp.	5,800	313,980
Toda Corp.	76,600	278,459
Toho Co., Ltd.	13,100	217,520
Tokio Marine Holdings, Inc.	55,702	1,559,343
Tokyo Gas Co., Ltd.	138,581	625,466
Toyota Industries Corp.	26,414	872,066
Toyota Motor Corp.	14,600	601,216
Ube Industries Ltd.	132,400	398,609
West Japan Railway Co.	6,400	249,849
Yahoo Japan Corp.	500	172,073
Yamada Denki Co., Ltd.	3,800	309,622
		38,246,598
Kazakhstan—0.1%
KazMunaiGas Exploration Production—GDR	42,200	839,780
Luxembourg—0.0%
Millicom International Cellular SA	1,600	167,631
Malaysia—0.6%
Axiata Group Bhd	685,251	1,138,762
British American Tobacco Malaysia Bhd	13,800	213,433
IOI Corp. Bhd	64,661	113,615
PLUS Expressways Bhd	338,854	507,243
Telekom Malaysia Bhd	522,014	683,812
Tenaga Nasional Bhd	11,108	24,934
YTL Power International Bhd	864,803	630,374
		3,312,173
Mexico—0.2%
America Movil, SA de CV—ADR	14,102	759,816
Fomento Economico Mexicano,
SA de CV—ADR	3,300	219,417
		979,233
Netherlands—0.4%
ASML Holding NV	7,400	272,947
CNH Global NV (a)	1,800	69,570
ING Groep NV CVA (a)	19,060	234,886
Koninklijke KPN NV	29,275	425,805
Koninklijke Philips Electronics NV	27,185	698,656
Koninklijke Philips Electronics NV,
New York Registered Shares	2,180	55,982
LyondellBasell Industries NV—Class A	1,900	73,188
Unilever NV	12,120	397,786
Unilever NV—ADR	4,600	151,110
		2,379,930
Norway—0.2%
DnB NOR ASA	27,210	379,076
Statoil ASA	19,810	501,510
Telenor ASA	11,600	189,837
		1,070,423
Philippines—0.0%
Philippine Long Distance
Telephone Co.—ADR	4,200	226,968
Poland—0.0%
Powszechny Zaklad Ubezpieczen SA	800	109,349

Common Stocks	Shares	Value

Portugal—0.0%
Zon Multimedia Servicos de
Telecomunicacoes e Multimedia
SGPS SA	35,200	$ 163,396
Russia—1.3%
AFI Development Plc, Class B (a)	20,000	19,200
Federal Hydrogenerating Co. JSC	137,000	6,489
Federal Hydrogenerating Co. JSC—ADR	232,516	1,117,239
JSC RushHydro—GDR	1,987,994	91,448
Kuzbassrazrezugol (a)	570,762	207,472
LSR Group—GDR	76,800	556,624
MMC Norilsk Nickel (a)	14,858	389,280
Magnitogorsk Iron & Steel Works—GDR (a)	42,500	483,650
Novorossiysk Commercial Sea
Port PJSC—GDR (a)	41,397	371,745
OAO Gazprom—ADR (a)	51,000	742,050
Polyus Gold Co. ZAO—ADR	30,300	951,420
Rosneft Oil Co.—GDR	78,900	655,076
Sberbank	463,800	1,706,784
Uralkali—GDR (a)	1,000	45,000
VimpelCom Ltd.—ADR	32,600	415,976
		7,759,453
Singapore—0.8%
CapitaLand Ltd.	93,400	221,884
DBS Group Holdings Ltd.	24,510	293,195
Fraser and Neave Ltd.	112,300	530,599
Global Logistic Properties Ltd. (a)	131,800	221,420
Keppel Corp., Ltd.	95,750	866,313
M1 Ltd.	127,800	263,530
Noble Group Ltd.	96,387	155,218
Oversea-Chinese Banking Corp. Ltd.	102,400	782,167
Raffles Medical Group Ltd.	101,300	193,326
SembCorp Marine Ltd.	58,000	251,001
Singapore Press Holdings Ltd.	36,370	115,585
Singapore Telecommunications Ltd.	272,000	701,089
United Overseas Bank Ltd.	13,480	216,423
		4,811,750
South Africa—0.4%
Anglo Platinum Ltd.	1,083	100,778
AngloGold Ashanti Ltd.—ADR	2,700	113,643
Harmony Gold Mining Co. Ltd.—ADR	50,300	664,966
Impala Platinum Holdings Ltd.	3,800	102,540
Katanga Mining Ltd. (a)	73,782	127,758
Life Healthcare Group Holdings Ltd.	101,900	265,080
Randgold Resources, Ltd.—ADR	7,300	613,565
Sasol Ltd.	1,900	100,233
		2,088,563
South Korea—0.9%
Cheil Industries, Inc.	3,400	407,770
Hyundai Motor Co.	2,100	468,161
KT Corp.	1,800	68,631
KT Corp.—ADR	28,020	544,709
KT&G Corp.	8,164	507,741
LG Corp.	4,800	362,514
LG Display Co. Ltd.	5,700	159,096
Mando Corp.	600	124,764
POSCO	800	347,565
POSCO—ADR	3,620	393,204
SK Telecom Co. Ltd.	3,340	505,231
Samsung Electronics Co. Ltd.	1,450	1,126,982
Samsung Fine Chemicals Co. Ltd.	4,200	270,474
		5,286,842

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Spain—0.5%
Banco Santander SA	66,310	$ 763,900
Repsol YPF SA	15,630	542,134
Telefonica SA	46,601	1,138,170
Telefonica SA—ADR	8,000	195,920
		2,640,124
Switzerland—1.1%
Garmin Ltd.	2,300	75,969
Nestle SA, Registered Shares	29,605	1,842,275
Noble Corp.	1,573	61,992
Novartis AG, Registered Shares	14,149	867,151
Roche Holding AG	4,205	704,004
Swiss Reinsurance Co., Registered Shares (a)	1,100	61,767
Swisscom AG	1,020	467,605
TE Connectivity Ltd.	4,370	160,641
Transocean Ltd.	7,901	510,089
Tyco International Ltd.	4,344	214,724
UBS AG (a)	26,340	480,694
Weatherford International Ltd. (a)	21,814	409,013
Zurich Financial Services AG	1,776	449,398
		6,305,322
Taiwan—1.0%
ASUSTek Computer, Inc. (a)	13,761	136,964
Catcher Technology Co., Ltd.	28,900	182,963
Cheng Shin Rubber Industry Co. Ltd.	87,250	251,190
Chunghwa Telecom Co., Ltd.	117,732	405,130
Chunghwa Telecom Co., Ltd.—ADR	22,960	793,268
Compal Electronics, Inc.	25,789	31,686
Delta Electronics, Inc.	159,255	586,690
Far EasTone Telecommunications Co. Ltd.	194,000	309,635
Formosa Chemicals & Fibre Corp.	59,000	220,172
HTC Corp.	37,407	1,264,777
HON HAI Precision Industry Co., Ltd.	72,648	250,112
MediaTek, Inc.	19,015	207,115
Nan Ya Plastics Corp.	71,000	189,903
Taiwan Semiconductor
Manufacturing Co., Ltd.	333,192	839,730
Yulon Motor Co. Ltd.	161,000	396,464
		6,065,799
Thailand—0.3%
Hana Microelectronics Plc	132,477	100,463
PTT Chemical Plc	153,408	733,962
PTT Chemical Plc—ADR	4,100	19,705
PTT Plc	39,279	428,266
Siam Commercial Bank Plc	135,946	491,131
		1,773,527
Turkey—0.3%
BIM Birlesik Magazalar AS	10,600	344,516
Tupras Turkiye Petrol Rafinerileri AS	13,170	323,451
Turk Telekomunikasyon AS	70,815	374,364
Turkcell Iletisim Hizmet AS (a)	32,892	177,508
Turkiye Garanti Bankasi AS	95,592	433,778
		1,653,617
United Kingdom—2.9%
Amlin Plc	18,500	120,596
Anglo American Plc	16,300	808,381
Antofagasta Plc	40,400	904,077
AstraZeneca Plc—ADR	1,200	60,084
BG Group Plc	83,600	1,898,215
BP Plc	105,588	777,444
BP Plc—ADR	21,700	961,093
BT Group Plc	226,100	733,108
British America Tobacco Plc	8,319	364,801

Common Stocks	Shares	Value

United Kingdom (concluded)
Diageo Plc—ADR	16,761	$ 1,372,223
Ensco Plc—ADR	1,477	78,724
GlaxoSmithKline Plc—ADR	2,000	85,800
Glencore International Plc (a)	40,900	322,305
Guinness Peat Group Plc (a)	455,369	296,301
HSBC Holdings Plc	127,316	1,262,304
HSBC Holdings Plc, Registered Shares	30,100	299,341
International Power Plc	128,400	663,154
Lloyds Banking Group Plc (a)	494,694	388,747
National Grid Plc	110,100	1,083,846
Petropavlovsk Plc	7,064	82,776
Prudential Plc	8,700	100,457
Royal Dutch Shell Plc—ADR	8,641	614,634
Scottish & Southern Energy Plc	33,100	740,301
Standard Chartered Plc	13,962	366,749
Unilever Plc	7,985	257,644
Unilever Plc—ADR	5,100	165,189
Vallares Plc (a)	36,300	585,510
Vodafone Group Plc	358,895	951,661
Vodafone Group Plc—ADR	24,022	641,868
		16,987,333
United States—33.4%
3M Co.	9,323	884,287
ACE Ltd.	22,106	1,455,017
The AES Corp. (a)	29,181	371,766
AT&T, Inc.	115,834	3,638,346
Abbott Laboratories	23,954	1,260,459
AboveNet, Inc.	99	6,976
Accenture Plc	1,281	77,398
Activision Blizzard, Inc.	72,300	844,464
Adobe Systems, Inc. (a)	6,000	188,700
Advanced Micro Devices, Inc. (a)	3,700	25,863
Aetna, Inc.	28,582	1,260,180
Aflac, Inc.	2,600	121,368
Agilent Technologies, Inc. (a)	15,300	781,983
Albemarle Corp.	1,300	89,960
Alcoa, Inc.	57,400	910,364
Allergan, Inc.	3,200	266,400
Alliance Resource Partners LP	4,451	344,730
The Allstate Corp.	6,000	183,180
Altera Corp.	2,000	92,700
Altria Group, Inc.	23,077	609,464
Amdocs Ltd. (a)	2,508	76,218
American Eagle Outfitters, Inc. (b)	46,000	586,500
American Electric Power Co., Inc.	7,475	281,658
American Tower Corp., Class A (a)	11,390	596,039
American Water Works Co, Inc.	11,614	342,032
Ameriprise Financial, Inc.	1,200	69,216
AmerisourceBergen Corp.	13,607	563,330
Amgen, Inc. (a)	11,417	666,182
Anadarko Petroleum Corp.	12,599	967,099
Analog Devices, Inc.	1,900	74,366
Apache Corp.	10,925	1,348,036
Apple, Inc. (a)	17,749	5,957,807
Arch Capital Group Ltd. (a)	11,246	358,972
Arrow Electronics, Inc. (a)	1,800	74,700
Autodesk, Inc. (a)	1,800	69,480
Autoliv, Inc.	900	70,605
Axis Capital Holdings Ltd.	1,721	53,282
BMC Software, Inc. (a)	1,800	98,460
Ball Corp.	2,000	76,920
Bank of America Corp.	159,394	1,746,958
The Bank of New York Mellon Corp.	43,073	1,103,530
Baxter International, Inc.	1,300	77,597

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Becton Dickinson & Co.	900	$ 77,553
Biogen Idec, Inc. (a)	1,100	117,612
Boeing Co.	16,637	1,229,973
BorgWarner, Inc. (a)	4,600	371,634
Bristol-Myers Squibb Co.	128,766	3,729,063
Broadcom Corp., Class A (a)	9,078	305,384
CA, Inc.	45,701	1,043,811
CMS Energy Corp.	18,250	359,342
CNA Financial Corp.	1,700	49,385
CVS Caremark Corp.	25,062	941,830
Capital One Financial Corp.	3,700	191,179
Cardinal Health, Inc.	1,798	81,665
Celgene Corp. (a)	5,400	325,728
CenturyLink, Inc.	25,512	1,031,450
Cephalon, Inc. (a)(b)	5,200	415,480
Charter Communications, Inc. (a)	100	5,426
Chevron Corp.	39,717	4,084,496
Chubb Corp.	9,901	619,902
Cigna Corp.	11,164	574,165
Cimarex Energy Co.	800	71,936
Cisco Systems, Inc. (a)(b)	130,845	2,042,490
Citigroup, Inc.	47,501	1,977,942
Coach, Inc.	1,300	83,109
The Coca-Cola Co.	6,932	466,454
Coca-Cola Enterprises, Inc.	2,700	78,786
Cognizant Technology Solutions Corp. (a)	2,662	195,231
Colgate-Palmolive Co.	11,197	978,730
Comcast Corp., Class A	70,460	1,785,456
Complete Production Services, Inc. (a)	12,130	404,657
Computer Sciences Corp.	2,464	93,533
Comverse Technology, Inc. (a)	31,063	240,738
ConAgra Foods, Inc.	7,005	180,799
ConocoPhillips	30,406	2,286,227
Consol Energy, Inc.	48,260	2,339,645
Consolidated Edison, Inc.	6,800	362,032
Constellation Brands, Inc., Class A (a)	8,236	171,474
Corning, Inc.	73,416	1,332,500
Coventry Health Care, Inc. (a)	2,100	76,587
Covidien Plc	7,795	414,928
Crown Holdings, Inc. (a)	7,699	298,875
DISH Network Corp. (a)	7,613	233,491
DaVita, Inc. (a)	7,034	609,215
Dell, Inc. (a)(b)	48,546	809,262
Devon Energy Corp.	14,485	1,141,563
Dominion Resources, Inc.	6,600	318,582
Dr. Pepper Snapple Group, Inc.	4,922	206,379
The Dow Chemical Co.	26,590	957,240
E.I. du Pont de Nemours & Co.	18,316	989,980
EMC Corp. (a)	30,579	842,451
EOG Resources, Inc. (b)	6,400	669,120
Eastman Chemical Co.	900	91,863
Eaton Corp.	1,300	66,885
eBay, Inc. (a)	13,497	435,548
Edison International	1,800	69,750
El Paso Corp.	114,684	2,316,617
Electronic Arts, Inc. (a)	25,047	591,109
Eli Lilly & Co.	11,261	422,625
Endurance Specialty Holdings Ltd.	9,759	403,339
Entergy Corp.	6,278	428,662
Exelon Corp.	11,311	484,563
Expedia, Inc.	1,854	53,747
Exxon Mobil Corp.	87,727	7,139,223
FMC Corp.	19,405	1,669,218
Fidelity National Information Services, Inc.	1,472	45,323

Common Stocks	Shares	Value

United States (continued)
Fidelity National Title Group, Inc., Class A	44,014	$ 692,780
Fluor Corp.	1,200	77,592
Ford Motor Co. (a)	60,000	827,400
Forest Laboratories, Inc. (a)	3,491	137,336
Freeport-McMoRan Copper
& Gold, Inc., Class B	16,112	852,325
Freescale Semiconductor
Holdings I Ltd. (a)	39,000	717,210
General Dynamics Corp.	6,300	469,476
General Electric Co.	194,936	3,676,493
General Mills, Inc.	21,327	793,791
General Motors Co. (a)	32,800	995,808
Gilead Sciences, Inc. (a)	16,431	680,408
Global Industries Ltd. (a)	57,381	314,448
The Goldman Sachs Group, Inc.	9,448	1,257,434
Google, Inc., Class A (a)	4,768	2,414,420
H.J. Heinz Co.	5,064	269,810
HCA Holdings, Inc. (a)	9,500	313,500
Halliburton Co.	26,794	1,366,494
Harris Corp.	1,300	58,578
HealthSouth Corp. (a)	14,383	377,554
Hecla Mining Co. (a)	24,900	191,481
Helmerich & Payne, Inc.	1,200	79,344
Hess Corp.	10,974	820,416
Hewlett-Packard Co.	45,132	1,642,805
Hologic, Inc. (a)	34,269	691,206
Humana, Inc.	10,263	826,582
Huntington Ingalls Industries Inc. (a)	1,497	51,646
ITC Holdings Corp.	3,500	251,195
Ingersoll-Rand Plc	900	40,869
Intel Corp.	65,134	1,443,369
International Business Machines Corp.	26,076	4,473,338
International Game Technology	21,820	383,596
International Paper Co.	6,608	197,051
Intuit, Inc. (a)	1,500	77,790
JPMorgan Chase & Co.	48,423	1,982,438
Johnson & Johnson	55,104	3,665,518
KBR, Inc.	16,458	620,302
KLA-Tencor Corp.	1,600	64,768
Kinetic Concepts, Inc. (a)	1,300	74,919
Kraft Foods, Inc. (b)	36,621	1,290,158
The Kroger Co.	3,200	79,360
L-3 Communications Holdings, Inc.	900	78,705
Lam Research Corp. (a)	1,400	61,992
Leucadia National Corp.	2,100	71,610
Lexmark International, Inc., Class A (a)	4,518	132,197
Liberty Global, Inc. (a)	1,900	85,576
Life Technologies Corp. (a)	11,429	595,108
Limited Brands, Inc.	2,521	96,932
Lincoln National Corp.	2,500	71,225
Lockheed Martin Corp.	11,705	947,754
Lorillard, Inc.	2,649	288,397
Lubrizol Corp.	700	93,989
Macy’s, Inc.	2,100	61,404
Marathon Oil Corp.	20,564	1,083,312
Marco Holdings Bhd	105	—
Marvell Technology Group Ltd. (a)(b)	19,700	290,870
MasterCard, Inc., Class A (b)	1,200	361,608
Mattel, Inc.	18,076	496,909
McDermott International, Inc. (a)	30,755	609,257
McDonald’s Corp.	7,798	657,527
The McGraw-Hill Cos., Inc.	2,000	83,820
McKesson Corp.	8,906	744,987
Mead Johnson Nutrition Co.	16,339	1,103,699

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
MeadWestvaco Corp.	2,500	$ 83,275
Medco Health Solutions, Inc. (a)	16,962	958,692
Medtronic, Inc.	29,939	1,153,550
Merck & Co., Inc.	60,196	2,124,317
MetLife, Inc.	5,095	223,518
MetroPCS Communications, Inc. (a)	13,600	234,056
Mettler-Toledo International, Inc. (a)	2,107	355,388
Micron Technology, Inc. (a)	5,300	39,644
Microsoft Corp.	192,803	5,012,878
Molson Coors Brewing Co., Class B	1,500	67,110
Morgan Stanley	29,505	678,910
Motorola Mobility Holdings, Inc. (a)	17,600	387,904
Motorola Solutions, Inc. (a)	7,878	362,703
Murphy Oil Corp.	1,000	65,660
Mylan, Inc. (a)	30,536	753,323
NCB Holdings Ltd.	860	—
NII Holdings, Inc. (a)	1,400	59,332
NRG Energy, Inc. (a)	6,050	148,709
National Oilwell Varco, Inc.	20,592	1,610,500
Newmont Mining Corp.	24,849	1,341,101
News Corp., Class A	27,093	479,546
NextEra Energy, Inc.	18,260	1,049,220
Northrop Grumman Corp.	8,587	595,508
Occidental Petroleum Corp.	24,908	2,591,428
Oceaneering International, Inc.	1,800	72,900
Oracle Corp.	60,573	1,993,457
PACCAR, Inc.	3,600	183,924
PG&E Corp.	8,187	344,100
PPG Industries, Inc.	800	72,632
PPL Corp.	23,267	647,521
Pall Corp.	3,790	213,112
Parker Hannifin Corp.	800	71,792
PartnerRe Ltd.	2,158	148,578
PerkinElmer, Inc.	9,235	248,514
Perrigo Co.	6,300	553,581
Pfizer, Inc.	152,591	3,143,375
Philip Morris International, Inc.	16,346	1,091,422
Platinum Underwriters Holdings Ltd.	4,574	152,040
Polo Ralph Lauren Corp.	600	79,566
Polycom, Inc. (a)	13,432	863,678
Praxair, Inc.	3,293	356,928
Precision Castparts Corp.	4,532	746,194
Principal Financial Group, Inc.	5,508	167,553
The Procter & Gamble Co.	31,598	2,008,685
The Progressive Corp.	13,005	278,047
Pulte Group, Inc. (a)(b)	62,600	479,516
QEP Resources, Inc.	19,400	811,502
QUALCOMM, Inc.	47,997	2,725,750
Quicksilver Resources, Inc. (a)	63,100	931,356
Raytheon Co.	8,060	401,791
Reinsurance Group of America, Inc.	1,200	73,032
RenaissanceRe Holdings Ltd.	4,588	320,931
Ross Stores, Inc.	700	56,084
Ryder System, Inc.	1,300	73,905
SM Energy Co. (b)	12,760	937,605
Safeway, Inc.	1,554	36,317
SanDisk Corp. (a)(b)	11,682	484,803
Sara Lee Corp. (b)	54,002	1,025,498
Schlumberger Ltd.	27,246	2,354,054
Sempra Energy	3,800	200,944
Simon Property Group, Inc.	3,300	383,559
The Southern Co.	26,283	1,061,308
Southwest Airlines Co.	3,800	43,396

Common Stocks		Shares	Value

United States (concluded)
Spirit Aerosystems Holdings, Inc., Class A (a)		28,309	$ 622,798
The St. Joe Co. (a)		83,866	1,747,767
State Street Corp.		13,034	587,703
SunTrust Banks, Inc.		6,600	170,280
Symantec Corp. (a)(b)		35,079	691,758
TRW Automotive Holdings Corp. (a)		1,300	76,739
Teradata Corp. (a)		2,110	127,022
Texas Instruments, Inc.		29,203	958,734
Thermo Fisher Scientific, Inc. (a)		11,594	746,538
Time Warner Cable, Inc.		3,542	276,418
Time Warner, Inc.		7,115	258,773
Torchmark Corp.		1,100	70,554
The Travelers Cos., Inc.		21,596	1,260,774
U.S. Bancorp		47,961	1,223,485
Union Pacific Corp.		23,480	2,451,312
United Technologies Corp. (b)		13,510	1,195,770
UnitedHealth Group, Inc.		18,160	936,693
Unum Group		1,636	41,685
Urban Outfitters, Inc. (a)(b)		1,900	53,485
Valero Energy Corp.		23,664	605,088
Validus Holdings Ltd.		6,927	214,391
Vanguard Health Systems, Inc. (a)		15,000	257,550
VeriSign, Inc.		2,200	73,612
Verizon Communications, Inc.		52,343	1,948,730
Viacom, Inc., Class B		17,607	897,957
Visa, Inc., Class A		5,400	455,004
Wal-Mart Stores, Inc.		34,178	1,816,219
Walt Disney Co.		17,900	698,816
Waters Corp. (a)		6,524	624,608
WellPoint, Inc.		20,927	1,648,420
Wells Fargo & Co.		65,425	1,835,825
Western Digital Corp. (a)		3,506	127,548
The Western Union Co.		3,400	68,102
Whiting Petroleum Corp. (a)		5,100	290,241
Williams Cos., Inc.		2,100	63,525
Wisconsin Energy Corp.		5,848	183,335
Wyndham Worldwide Corp.		1,600	53,840
XL Group Plc		65,677	1,443,580
Xerox Corp.		64,614	672,632
			198,055,973
Total Common Stocks—63.6%			377,956,152

Fixed Income Securities
Asset-Backed Securities		Par (000)

Latitude CLO, Ltd., Series 2005-1I,
Class SUB, 13.00%, 12/15/17 (d)	USD	100	56,000
Total Asset-Backed Securities—0.0%			56,000

Corporate Bonds
Argentina—0.0%
Empresa Distribuidora Y Comercializadora
Norte, 9.75%, 10/25/22 (e)		45	45,338
Australia—0.1%
TFS Corp., Ltd., 11.00%, 7/15/18 (e)		620	612,071
Brazil—0.3%
Cosan Finance Ltd., 7.00%, 2/01/17 (e)		100	108,000

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Brazil (concluded)
Hypermarcas SA, 6.50%, 4/20/21 (e)	USD	235	$ 234,706
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (e)		890	915,365
Odebrecht Drilling Norbe VIII/IX, Ltd.,
6.35%, 6/30/21 (e)		481	507,455
			1,765,526
Canada—0.3%
Daylight Resources Trust, 6.25%,
12/31/14 (f)	CAD	145	156,735
PetroBakken Energy, Ltd., 3.13%,
2/08/16 (f)	USD	800	756,000
Sino-Forest Corp., 5.00%, 8/01/13 (e)(f)		681	320,070
Valeant Pharmaceuticals International,
6.88%, 12/01/18 (e)		86	84,280
Viterra, Inc., 5.95%, 8/01/20 (e)		233	236,937
			1,554,022
Chile—0.1%
Inversiones Alsacia SA, 8.00%,
8/18/18 (e)		579	549,535
China—0.2%
Celestial Nutrifoods Ltd., 0.00%,
6/12/49 (d)(f)	SGD	800	97,696
China Milk Products Group Ltd.,
55.37%, 1/05/12 (d)(f)	USD	400	128,000
China Petroleum & Chemical Corp.,
Series SINO, 9.55%, 4/24/14 (d)(f)	HKD	6,270	924,583
			1,150,279
Europe—0.1%
European Investment Bank:
4.38%, 4/15/13	EUR	310	468,441
Series 1158/0100, 3.63%,
10/15/11		147	214,513
			682,954
Germany—0.3%
Fresenius Finance Jersey, Ltd.,
Series FME, 5.63%, 8/14/11 (f)		650	1,364,881
Hong Kong—0.2%
FU JI Food and Catering Services
Holdings Ltd., 0.00%, 10/18/10
(a)(d)(f)(g)	CNY	1,900	52,909
Hongkong Land CB 2005 Ltd., 2.75%,
12/21/12 (f)	USD	100	184,500
Hutchinson Whampoa International Ltd.:
(03/33), 6.25%, 1/24/14		100	110,419
(09/16), 4.63%, 9/11/15		763	813,251
(09/16), 4.63%, 9/11/15 (e)		100	106,267
			1,267,346
India—0.6%
REI Agro Ltd. (f):
5.50%, 11/13/14		280	288,400
5.50%, 11/13/14 (e)		405	417,150
Reliance Communications Ltd., 0.00%,
3/01/12 (d)(f)		800	936,000
Suzlon Energy Ltd. (d)(f):
56.86%, 6/12/12		211	284,850
31.78%, 10/11/12		250	290,000
10.66%, 7/25/14		791	696,080
Tata Steel Ltd., 1.00%, 9/05/12 (f)		400	480,000
			3,392,480

Corporate Bonds		Par (000)	Value

Indonesia—0.0%
Bumi Investment Pte Ltd., 10.75%,
10/06/17 (e)	USD	151	$ 171,566
Ireland—0.0%
Ono Finance II Plc, 10.88%, 7/15/19 (e)	USD	150	159,750
Japan—0.0%
The Mie Bank Ltd., Series 2, 1.00%,
10/31/11 (f)	JPY	6,000	74,390
Nagoya Railroad Co. Ltd.,
Series 9, 0.00%, 3/30/12 (d)(f)		2,000	24,772
			99,162
Luxembourg—0.3%
Evraz Group SA:
8.25%, 11/10/15	USD	100	111,438
9.50%, 4/24/18 (e)		300	345,750
Intelsat Jackson Holdings SA, 7.50%,
4/01/21 (e)		471	468,056
Subsea 7 SA, Series ACY, 2.25%,
10/11/13 (f)		100	122,050
TNK-BP Finance SA:
7.50%, 7/18/16 (e)		100	113,750
6.63%, 3/20/17 (e)		650	704,340
Series 2, 7.50%, 7/18/16		200	224,750
			2,090,134
Malaysia—0.3%
Berjaya Land Bhd, 8.00%, 8/15/11 (f)	MYR	780	256,329
IOI Capital Bhd, Series IOI, 0.00%,
12/18/11 (d)(f)	USD	525	687,488
Johor Corp., Series P3, 3.66%,
7/31/12 (d)	MYR	1,741	727,939
Paka Capital Ltd., 3.76%, 3/12/13 (d)(f)	USD	100	99,710
			1,771,466
Mexico—0.3%
BBVA Bancomer SA, 6.50%, 3/10/21 (e)		581	592,620
Pemex Project Funding Master Trust, Series
13, 6.63%, 6/15/35		429	452,176
Petroleos Mexicanos, 6.00%, 3/05/20		666	730,935
			1,775,731
Singapore—1.2%
CapitaLand Ltd.:
2.10%, 11/15/16	SGD	750	604,443
3.13%, 3/05/18		1,750	1,500,719
2.95%, 6/20/22		1,750	1,355,278
Keppel Land Ltd., 2.50%, 6/23/13		400	$326,101
Olam International Ltd., 6.00%,
10/15/16 (f)	USD	800	1,026,000
Wilmar International Ltd., 8.61%,
12/18/12 (d)(f)		400	509,400
Yanlord Land Group Ltd.:
5.85%, 7/13/14 (f)	SGD	750	617,978
9.50%, 5/04/17 (e)	USD	240	244,800
Ying Li International Real Estate Ltd.,
4.00%, 3/03/15	SGD	1,000	716,437
			6,901,156
South Korea—0.3%
Hana Bank, 4.50%, 10/30/15 (e)	USD	100	104,512
Hyundai Capital Services, Inc., 4.38%,
7/27/16 (e)		200	205,085
Hyundai Motor Manufacturing Czech sro,
4.50%, 4/15/15 (e)		100	104,341
Korea Electric Power Corp.:
5.13%, 4/23/34		340	358,900
7.83%, 4/01/96 (h)		280	199,236

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

South Korea (concluded)
Zeus Cayman, 0.00%, 8/19/13 (d)(f)	JPY	75,000	$ 940,819
			1,912,893
Sweden—0.1%
Swedish Exportkredit AB, 10.50%,
9/29/15 (g)	TRY	504	316,666
Switzerland—0.3%
Credit Suisse/Nassau, 10.25%, 7/17/22	IDR	2,619,670	352,833
UBS AG, 4.88%, 8/04/20	USD	1,318	1,333,087
			1,685,920
Trinidad—0.0%
Petroleum Co. of Trinidad & Tobago Ltd.,
9.75%, 8/14/19 (e)		115	138,863
United Arab Emirates—0.5%
Aldar Funding, Ltd., 5.77%, 11/10/11 (f)		150	150,702
Dana Gas Sukuk, Ltd., 7.50%, 10/31/12 (f)		2,430	2,265,368
Pyrus Ltd., 7.50%, 12/20/15 (e)(f)		300	313,200
			2,729,270
United Kingdom—0.3%
BP Capital Markets Plc, 3.13%, 10/01/15		128	131,417
Essar Energy Plc, 4.25%, 2/01/16 (f)		600	552,480
Lloyds TSB Bank Plc, 13.00%, 1/29/49	GBP	655	1,340,335
Petropavlovsk 2010 Ltd., 4.00%, 2/18/15	USD	100	98,850
			2,123,082
United States—3.0%
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (f)		1,078	1,092,822
8.13%, 12/15/17		91	95,095
Alberto-Culver Co., 5.15%, 6/01/20		57	62,050
Ally Financial, Inc., 4.50%, 2/11/14		955	955,000
Amylin Pharmaceuticals, Inc., 3.00%,
6/15/14 (f)		621	562,005
Building Materials Corp. of America,
6.88%, 8/15/18 (e)		70	71,400
CF Industries, Inc., 7.13%, 5/01/20		160	186,200
Calpine Corp. (e):
7.88%, 7/31/20		112	117,040
7.50%, 2/15/21		46	46,920
Chesapeake Energy Corp., 2.50%,
5/15/37 (f)		625	657,812
Chrysler Group LLC/CG Co-Issuer, Inc. (e):
8.00%, 6/15/19		559	549,217
8.25%, 6/15/21		559	547,820
Consol Energy, Inc., 8.00%, 4/01/17		825	899,250
Crown Cork & Seal Co., Inc., 7.50%,
12/15/96		150	119,250
DJO Finance LLC, 9.75%, 10/15/17 (e)		22	22,330
DaVita, Inc.:
6.38%, 11/01/18		402	407,025
6.63%, 11/01/20		91	92,593
EH Holding Corp. (e):
6.50%, 6/15/19		372	378,510
7.63%, 6/15/21		107	109,140
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		100	108,016
8.00%, 12/15/16		100	112,449
6.63%, 8/15/17		100	106,304
5.75%, 2/01/21		307	306,622
Gilead Sciences, Inc.:
1.63%, 5/01/16 (e)(f)		94	108,923
Series B, 0.63%, 5/01/13		811	962,049

Corporate Bonds		Par (000)	Value

United States (concluded)
HSBC Finance Corp., 6.68%, 1/15/21 (e)	USD	83	$ 85,159
The Hertz Corp., 7.50%, 10/15/18 (e)		117	120,510
Hologic, Inc., Series 2010, 2.00%,
12/15/37 (f)(i)		1,057	1,207,622
Intel Corp. (f):
2.95%, 12/15/35		434	448,647
3.25%, 8/01/39		1,196	1,459,120
Kinetic Concepts, Inc., 3.25%,
4/15/15 (e)(f)		70	89,338
Kraft Foods, Inc., 4.13%, 2/09/16		255	272,671
Lam Research Corp., 1.25%,
5/15/18 (e)(f)		90	89,325
Linn Energy LLC, 7.75%, 2/01/21 (e)		391	406,640
McMoRan Exploration Co. (f):
5.25%, 10/06/11 (e)		125	146,563
5.25%, 10/06/11		75	87,938
Morgan Stanley, 3.80%, 4/29/16		191	188,782
Mylan, Inc. (f):
1.25%, 3/15/12		402	447,225
3.75%, 9/15/15		237	466,001
NRG Energy, Inc., 8.25%, 9/01/20		71	72,420
Omnicare, Inc., 3.75%, 12/15/25		524	698,885
Phibro Animal Health Corp., 9.25%,
7/01/18 (e)		33	34,815
Reliance Holdings USA, Inc., 4.50%,
10/19/20 (e)		250	233,580
SBA Communications Corp.:
1.88%, 5/01/13		136	149,430
4.00%, 10/01/14		234	328,185
SM Energy Co., 3.50%, 4/01/27		133	187,530
SanDisk Corp., 1.00%, 5/15/13 (f)		1,162	1,122,782
SonoSite, Inc., 3.75%, 7/15/14 (f)		92	105,570
SunGard Data Systems, Inc., 7.38%,
11/15/18		320	320,000
Texas Industries, Inc., 9.25%, 8/15/20		309	298,957
Thermo Fisher Scientific, Inc., 3.20%,
5/01/15		68	70,687
Valeant Pharmaceuticals International,
6.75%, 10/01/17 (e)		92	90,160
			17,904,384
Total Corporate Bonds—8.8%			52,164,475

Floating Rate Loan Interests—(j)

Indonesia—0.0%
PT Multi Daerah Bersaing, Term Loan,
7.25%, 4/13/12		220	220,322
Spain—0.1%
Globalspace Energy Investments SA
Term Loan B, 8.30%, 12/01/15		493	493,000
United States—0.2%
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/30/15		756	764,042
Vodafone Americas Finance 2, Term Loan B,
1.00%, 7/11/16		450	450,000
			1,214,042
Total Floating Rate Loan Interests—0.3%			1,927,364

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value

Australia Government Bond, 5.50%,
12/15/13	AUD	1,650	$ 1,801,278
Brazil Notas do Tesouro Nacional (k):
Series B, 6.00%, 5/15/15	BRL	1,230	1,586,517
Series F, 10.00%, 1/01/17		7,327	4,032,036
Series F, 10.00%, 1/01/21		6,193	3,280,703
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	4,300	6,836,136
3.50%, 7/04/19		3,465	5,274,499
Canadian Government Bond:
4.00%, 6/01/16	CAD	635	709,420
3.50%, 6/01/20		758	815,350
Deutsche Bundesrepublik Inflation
Linked, Series I/L, 1.50%, 4/15/16	EUR	441	665,671
Export-Import Bank of Korea, 4.13%,
9/09/15	USD	900	937,017
Federal Republic of Germany, 1.50%,
9/21/12 (e)		1,500	1,522,281
Hong Kong Government Bond:
4.10%, 2/22/13	HKD	3,850	526,226
2.03%, 3/18/13		11,800	1,561,143
1.67%, 3/24/14		2,300	304,811
Korea Development Bank:
4.38%, 8/10/15	USD	580	608,781
4.00%, 9/09/16		646	660,620
Kreditanstalt fuer Wiederaufbau,
Series DTE, 3.25%, 6/27/13 (f)		1,000	1,516,131
Malaysia Government Bond:
3.46%, 7/31/13	MYR	2,768	922,308
Series 0109, 2.51%, 8/27/12		7,570	2,495,583
Series 1/01, 3.83%, 9/28/11		962	319,764
Netherlands Government Bond, 3.75%,
7/15/14	EUR	295	449,783
New Zealand Government Bond, Series 216,
4.50%, 2/15/16	NZD	235	313,872
Poland Government Bond, 3.00%,
8/24/16	PLN	1,200	541,844
Turkey Government Bond:
10.00%, 1/09/13	TRY	180	112,569
10.50%, 1/15/20		2,250	1,473,660
4.00%, 4/01/20		561	378,965
Ukraine Government International
Bond (e):
6.88%, 9/23/15	USD	70	72,275
7.75%, 9/23/20		184	190,900
United Kingdom Gilt:
4.00%, 9/07/16	GBP	1,800	3,141,143
4.75%, 3/07/20		3,809	6,807,457
Vietnam Government International Bond,
6.75%, 1/29/20	USD	319	331,760
Total Foreign Agency Obligations—8.4%			50,190,503

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities—0.2%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 1.94%,
11/15/15 (e)(g)		1,369	1,269,780
Total Non-Agency Mortgage-Backed
Securities—0.2%			1,269,780

US Treasury Obligations		Par (000)	Value

US Treasury Inflation Indexed Bonds,
2.38%, 1/15/27	USD	927	$ 1,056,583
US Treasury Notes:
2.63%, 12/31/14		4,599	4,847,947
2.25%, 1/31/15		5,915	6,154,835
2.38%, 2/28/15 (l)		4,473	4,672,898
2.50%, 3/31/15		5,224	5,480,289
2.25%, 3/31/16		5,980	6,150,550
3.50%, 5/15/20		9,824	10,255,537
2.63%, 8/15/20		8,097	7,837,355
Total US Treasury Obligations—7.8%			46,455,994
Total Fixed Income Securities—25.5%			152,064,116

Investment Companies		Shares

United States—3.6%
Consumer Staples Select Sector
SPDR Fund		17,072	533,159
ETFS Gold Trust (a)		16,100	2,397,451
ETFS Palladium Trust (a)		5,500	415,250
ETFS Platinum Trust (a)		4,600	787,198
Energy Select Sector SPDR Fund		43,048	3,243,667
Health Care Select Sector SPDR Fund		17,083	606,788
iShares Dow Jones US Telecommunications
Sector Index Fund (m)		5,555	138,319
iShares Gold Trust (a)(m)		142,968	2,093,052
iShares Silver Trust (a)(m)		25,077	848,856
SPDR Gold Shares (a)		63,628	9,288,415
Technology Select Sector SPDR Fund		27,300	701,610
Utilities Select Sector SPDR Fund		2,100	70,308
Vanguard Telecommunication Services ETF		300	21,378
			21,145,451
Vietnam—0.0%
Vietnam Enterprise Investments Ltd.,
R Shares (a)		31,875	57,375
Vinaland, Ltd. (a)		176,400	137,151
			194,526
Total Investment Companies—3.6%			21,339,977

Preferred Securities

Capital Trusts		Par (000)
Switzerland—0.0%
Credit Suisse Group Guernsey I Ltd.,
7.88%, 2/24/41 (j)	USD	320	328,800
Total Capital Trusts—0.0%			328,800

Preferred Stocks		Shares

Switzerland—0.1%
UBS AG, 9.38% (f)		16,025	433,156
United Kingdom—0.1%
HSBC Holdings Plc, 8.00%		12,220	331,596
United States—0.5%
Bunge, Ltd., 4.88% (f)		424	42,549
Chesapeake Energy Corp., 5.75% (e)(f)		1,112	1,401,120
General Motors Co., 4.75%		17,770	862,698
Health Care Reit, Inc., 6.50% (a)(f)		8,100	417,231
PPL Corp., 8.75%		7,700	422,807
SandRidge Energy, Inc., 7.00% (a)(e)(f)		3,000	491,625
XL Group Plc, 4.00% (f)		2,945	87,643
			3,725,673
Total Preferred Stocks—0.8%			4,490,425

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Trust Preferreds		Par (000)	Value

United States—0.2%
Citigroup Capital XIII, 7.88% (f)(j)	USD	244	$ 271,216
GMAC Capital Trust I, Series 2, 8.13% (f)(j)		800	798,617
Omnicare Capital, 4.00% (f)(j)		200	192,044
Total Trust Preferreds—0.2%			1,261,877
Total Preferred Securities—1.0%			6,081,102

Warrants (n)		Shares

Canada—0.0%
Kinross Gold Corp. (Expires 9/13/13)		6,330	7,482
United States—0.0%
Bank of America Corp. (Expires 1/16/19)		14,358	79,544
Citigroup, Inc. (Expires 10/28/18)		16,062	1,847
Ford Motor Co. (Expires 1/01/13)		28,529	149,492
			230,883
Total Warrants—0.0%			238,365
Total Long-Term Investments
(Cost—$511,353,771)—93.7%			557,679,712

Short-Term Securities		Par (000)

Foreign Agency Obligations—1.0%
Bank Negara Malaysia Monetary Notes,
2.70%, 9/15/11 (o)	MYR	5,762	1,897,650
Mexico Cetes (o):
4.49%, 8/11/11	MXN	9,759	829,268
9.84%, 8/11/11		9,850	836,982
9.85%, 8/11/11		4,880	414,645
4.50%, 9/08/11		9,877	836,455
4.49%, 9/22/11		4,832	408,533
4.66%, 9/22/11		9,692	819,092
			4,144,975
Total Foreign Agency Obligations—1.0%			6,042,625

		Beneficial Interest
		(000)
Money Market Funds—0.0%
BlackRock Liquidity Series, LLC Money
Market Series, 0.10% (m)(p)(q)	USD	169	168,500

		Par (000)
Time Deposits—0.1%
Canada—0.0%
Brown Brothers Harriman & Co., 0.23%,
7/04/11	CAD	7	6,912
Hong-Kong—0.0%
Citibank NA, 0.01%, 7/04/11	HKD	233	29,909
Japan—0.0%
JPMorgan Chase Bank NA, 0.01%,
7/01/11	JPY	11,041	139,339
United Kingdom—0.1%
JPMorgan Chase Bank NA, 0.10%,
7/01/11	GBP	169	270,715

Short-Term Securities		Par (000)	Value

Time Deposits (concluded)
South Africa—0.0%
Brown Brothers Harriman & Co., 3.72%,
7/04/11	ZAR	22	$ 3,174
			450,049
US Treasury Obligations—4.5%
US Treasury Bills (o):
0.05%, 7/14/11	USD	2,080	2,079,981
0.06%, 7/21/11		10,269	10,268,663
0.07%, 7/28/11		1,253	1,252,934
0.02%, 9/08/11		2,650	2,649,806
0.05%, 8/25/11		1,500	1,499,915
0.03%, 9/15/11		4,615	4,614,878
0.03%, 9/29/11		4,235	4,234,712
			26,600,889
Total Short-Term Securities
(Cost—$33,144,107)—5.6%			33,262,063

Options Purchased		Contracts

Exchange-Traded Call Options—0.0%
General Mills, Inc., Strike Price USD 38.00,
Expires 7/16/11		69	690
JPMorgan Chase & Co., Strike Price
USD 43.00, Expires 8/20/11		145	8,845
Wells Fargo & Co., Strike Price USD 28.00,
Expires 10/22/11		228	40,014
			49,549
Exchange-Traded Put Options—0.1%
S&P 500 Index:
Strike Price USD 1,260.00,
Expires 7/16/11		210	53,025
Strike Price USD 1,260.00,
Expires 8/20/11		140	178,500
Strike Price USD 1,275.00,
Expires 8/20/11		44	68,860
Strike Price USD 1,250.00,
Expires 9/17/11		165	307,725
SPDR Gold Trust:
Strike Price USD 145.00,
Expires 7/16/11		41	4,674
Strike Price USD 143.00,
Expires 8/20/11		105	18,532
Strike Price USD 127.00,
Expires 9/17/11		83	2,366
Strike Price USD 132.00,
Expires 9/30/11		105	6,877
Strike Price USD 135.00,
Expires 12/17/11		42	9,744
Strike Price USD 125.00,
Expires 1/21/12		68	7,480
			657,783
Over-the-Counter Call Options—0.1%
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 104.71,
Expires 6/15/12,
Broker Goldman Sachs Bank USA		13	74,203
Strike Price USD 102.90,
Expires 6/15/12,
Broker Deutsche Bank AG		6	42,605

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Over-the-Counter Call Options (concluded)
Taiwan Taiex Index:
Strike Price USD 9,041.74,
Expires 9/19/12, Broker
JPMorgan Chase Bank NA	2	$ 22,614
Strike Price USD 9,047.46,
Expires 9/19/12, Broker
Citibank NA	3	40,559
Strike Price USD 8,818.93,
Expires 3/20/13, Broker
Citibank NA	2	45,048
Strike Price USD 8,807.55,
Expires 6/19/13, Broker
JPMorgan Chase Bank NA	2	71,326
Strike Price USD 8,646.24,
Expires 9/18/13, Broker
Credit Suisse International	2	29,910
Strike Price USD 8,807.55,
Expires 9/18/13, Broker
Credit Suisse International	1	30,800
Strike Price USD 8,646.11,
Expires 12/18/13, Broker
JPMorgan Chase Bank NA	3	63,728
		420,793

	Notional Amount (000)
USD Call Option, Strike Price USD 1.34,
Expires 9/30/11, Broker UBS AG	5,898	39,045

	Contracts
Over-the-Counter Put Options—0.0%
KOSPI Index, Strike Price KRW 230.71,
Expires 12/08/11, Broker Citibank NA	1,900	4,917
SPDR Gold Trust:
Strike Price USD 137.00,
Expires 11/19/11, Broker
UBS AG	4	10,163
Strike Price USD 129.11,
Expires 1/20/12, Broker
JPMorgan Chase NA	7	12,471
		27,551
Total Options Purchased
(Cost—$2,665,146)—0.2%		1,194,721
Total Investments Before Structured
Options and Options Written
(Cost—$547,163,024*)—99.5%		592,136,496

Over-the-Counter Structured Options	Units

Brazil BOVESPA Index Initial Reference
Strike Price 66,514, one written call
strike 75,043, one written put strike
63,229, one put strike 53,246,
Expires 10/13/11, Broker Goldman
Sachs Bank USA	23	44,266
DJ Euro Stoxx 50 Index:
Initial Reference Strike Price 2,819.34,
one written put strike 2,523.38, one
call option strike 2,943.94, Expires
7/11/11, Broker Credit Suisse International	353	895
Initial Reference Strike Price 2,901.28,
one written put strike 2,437.08, one
call strike 3,069.55, Expires on
12/16/11, Broker UBS AG	310	158

Over-the-Counter Structured Options	Units	Value

DJ Euro Stoxx 50 Index (concluded)
Initial Reference Strike Price 2,901.28,
one written put strike 2,437.08, one
call strike 3,069.55, Expires on 4/4/12,
Broker Credit Suisse International	680	$ (27,678)
Initial Reference Strike Price 3,011.25,
one written put strike 2,747.77, one
call option 3,011.25, Expires 6/15/12,
Broker JPMorgan Chase Bank NA	308	(31,351)
iShares Russell 2000 Index, Initial Reference
Strike Price 78.04, one written put strike 65.72,
one call strike 87.28, Expires 10/12/11,
Broker Goldman Sachs Bank USA	14,121	4,660
MSCI EM Index, Initial Reference Strike
1,128.89, one written put strike 1,128.89,
1.07 calls strike 1,128.89, Expires
12/14/11, Broker JPMorgan Chase Bank NA	753	13,567
MSCI Europe excluding United Kingdom Index:
Initial Reference Strike Price 96.02,
one written put strike 89.97, one
call strike 96.02, Expires 9/16/11,
Broker Goldman Sachs Bank USA	3,645	26,609
Initial Reference Strike Price 96.02,
1.29 calls strike 96.02, Expires 9/16/11,
Broker Goldman Sachs Bank USA	7,290	64,445
Nikkei 225 Index:
Initial Reference Strike Price 9,583, one
written call strike 10,996.49, Expires
11/18/11, Broker JPMorgan Chase Bank NA	63	(5,839)
Initial Reference Strike Price 9,583, one
written call strike 11,019.32, Expires
11/18/11, Broker UBS AG	63	(4,847)
S&P 500 Index:
Initial Reference Strike Price 1,328.17, one
written put strike 1,130.08, one call options
strike 1,403.95, one put strike 1,263.03,
Expires 10/10/11, Broker Citibank NA	469	5,122
Initial Reference Strike Price 1,300.35, one
call strike 1,379.67, Expires 3/16/12,
Broker JPMorgan Chase Bank NA	1,615	18,010
Taiwan Taiex Index:
Initial Reference Strike Price TWD 8,571.82,
one written put strike USD 243.41, one
call strike USD 290.81, Expires 12/19/11,
Broker Citibank NA	2,077	3,805
Initial Reference Strike Price TWD 8,900, one
written put strike 8,400, 1.35 calls strike 9,000,
Expires 12/19/12, Broker Citibank NA	2,063	(4,189)
Initial Reference Strike Price TWD 8,775.89, one
written put strike 7,345.42, 1.45, calls
strike 8,775.89, Expires 12/21/11,
Broker Citibank NA	3,150	(29,575)
Total Over-the-Counter Structured Options
(Premiums Received—$12,798)—0.0%		78,058

Options Written	Contracts
Exchange-Traded Call Options—(0.1)%
Cephalon, Inc., Strike Price USD 65.00,
Expires 1/21/12	23	(35,765)
Cisco Systems, Inc.:
Strike Price USD 17.50, Expires 1/21/12	161	(9,016)
Strike Price USD 20.00, Expires 1/19/13	102	(8,517)

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Contracts	Value

Exchange-Traded Call Options (concluded)
Dell, Inc.:
Strike Price USD 16.00, Expires 8/20/11		86	$ (9,632)
Strike Price USD 15.00, Expires 1/21/12		60	(15,450)
EOG Resources, Inc., Strike Price USD
100.00, Expires 1/21/12		19	(22,705)
Kraft Foods, Inc., Strike Price USD 35.00,
Expires 1/21/12		174	(27,579)
Marvell Technology Group, Ltd., Strike Price
USD 17.50, Expires 1/21/12		197	(13,002)
MasterCard, Inc., Strike Price USD 285.00,
Expires 10/22/11		12	(32,190)
Plycom, Inc., Strike Price USD 32.50,
Expires 1/21/12		32	(24,160)
Pultegroup, Inc., Strike Price USD 10.00,
Expires 1/19/13		220	(22,550)
SM Energy Co., Strike Price USD 65.00,
Expires 8/20/11		20	(20,200)
SanDisk Corp., Strike Price USD 46.00,
Expires 10/22/11		73	(14,892)
Sara Lee Corp., Strike Price USD 19.00,
Expires 1/21/12		540	(66,150)
Symantec Corp., Strike Price USD 17.50,
Expires 1/21/12		123	(38,437)
United Technologies Corp., Strike Price
USD 80.00, Expires 1/21/12		41	(44,280)
Valeant Pharmaceuticals International,
Strike Price USD 50.00, Expires 1/21/12		33	(24,585)
			(429,110)
Exchange-Traded Put Options—(0.0)%
Broadcom Corp., Strike Price USD 35.00,
Expires 8/20/11		54	(13,257)
General Mills, Inc., Strike Price USD 34.00,
Expires 7/16/11		69	(207)
JPMorgan Chase & Co., Strike Price
USD 38.00, Expires 8/20/11		145	(9,498)
KBR, Inc., Strike Price USD 36.00,
Expires 9/17/11		15	(2,512)
MasterCard, Inc., Strike Price USD 220.00,
Expires 10/22/11		12	(2,490)
Motorola Mobility Holdings, Strike Price
USD 24.00, Expires 10/22/11		59	(16,520)
S&P 500 Index:
Strike Price USD 1,200.00,
Expires 8/20/11		44	(25,080)
Strike Price USD 1,150.00,
Expires 9/17/11		165	(107,250)
SPDR Gold Trust:
Strike Price USD 120.00,
Expires 9/30/11		210	(3,990)
Strike Price USD 105.00,
Expires 1/21/12		130	(2,795)
Urban Outfitters, Inc., Strike Price
USD 27.00, Expires 9/17/11		115	(14,375)
Visa, Inc., Strike Price USD 70.00,
Expires 7/16/11		42	(294)
Wells Fargo & Co., Strike Price USD 24.00,
Expires 10/22/11		228	(14,136)
			(212,404)
Over-the-Counter Call Options—(0.0)%
EUR Call Option, Strike Price USD 1.51,
Expires 9/30/11, Broker UBS AG	USD	5,898	(42,820)

Options Written	Notional Amount (000)	Value

Over-the-Counter Call Options—(0.0)%	Contracts

China Unicom (Hong Kong) Ltd.:
Strike Price USD 17.24, Expires
9/28/11, Broker Citibank NA	51,488	$ (3,390)
Strike Price USD 17.56, Expires
10/28/11, Broker Citibank NA	51,488	(3,788)
Hutchison Whampoa Ltd., Strike Price
USD 103.02, Expires 7/08/11,
Broker Citibank NA	205	(6)
Kraft Foods, Inc., Strike Price USD 34.00,
Expires 1/20/12, Broker Deutsche Bank AG	192	(38,460)
Urban Outfitters, Inc., Strike Price USD 34.00,
Expires 1/20/12, Broker Deutsche Bank AG	19	(1,508)
		47,152
Over-the-Counter Put Options—(0.1)%
American Eagle Outfitters:
Strike Price USD 11.75, Expires 3/16/12,
Broker Bank of America	143	(17,445)
Strike Price USD 12.00, Expires 3/16/12,
Broker Bank of America	358	(48,264)
Beiersdorf AG:
Strike Price USD 38.00, Expires 12/16/11,
Broker JPMorgan Chase Bank NA	49	(3,027)
Strike Price USD 38.00, Expires 1/20/12,
Broker JPMorgan Chase Bank NA	28	(2,277)
DJ Euro Stoxx 50 Index:
Strike Price USD 276.16, Expires 9/16/11,
Broker JPMorgan Chase Bank NA	4	(27,272)
Strike Price USD 254.03, Expires 1/20/12,
Broker JPMorgan Chase Bank NA	4	(32,698)
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 98.12, Expires 6/15/12,
Broker Deutsche Bank AG	2	(44,530)
Strike Price USD 99.84, Expires 6/15/12,
Broker Goldman Sachs USA	4	(98,671)
QEP Resources, Inc., Strike Price USD 39.50,
Expires 7/22/11, Broker Citibank NA	35	(1,308)
S&P Equity Option, Strike Price
USD 988.57, Expires 12/08/11,
Broker JPMorgan Chase Bank NA	3	(2,465)
Taiwan Taiex Index:
Strike Price USD 7,758.20,
Expires 9/19/12, Broker Citibank NA	29	(72,929)
Strike Price USD 7,608.62,
Expires 9/19/12, Broker JPMorgan
Chase Bank NA	19	(41,782)
Strike Price USD 7,557.82,
Expires 3/20/13, Broker Citibank NA	19	(54,997)
Strike Price USD 7,574.49,
Expires 6/19/13, Broker Credit
Suisse International	19	(60,454)
Strike Price USD 6,957.96,
Expires 9/18/13, Broker Credit
Suisse International	10	(26,602)
Strike Price USD 7,176.38,
Expires 9/18/13, Broker Credit
Suisse International	10	(29,915)
Strike Price USD 7,180.59,
Expires 12/18/13, Broker JPMorgan
Chase Bank NA	19	(63,739)
		(628,375)

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

		Notional Amount (000)

Over-the-Counter Put Swaptions—0.0%
Receive a fixed rate of 3.15% and pay a
floating rate based on 3-month LIBOR,
Expires 4/30/13, Broker Morgan Stanley
& Co., Inc.	USD	229,776	(13,863)
Total Options Written
(Premiums Received $1,690,915)—(0.2)%			(1,373,724)
Total Investments, Net of Structured Options
and Outstanding Options Written—99.3%			590,840,830
Other Assets Less Liabilities—0.7%			4,039,582
Net Assets—100.0%			$594,880,412

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$549,326,283
Gross unrealized appreciation	$ 58,487,365
Gross unrealized depreciation	(15,677,152)
Net unrealized appreciation	$ 42,810,213

(a)	Non-income producing security.

(b)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.

(c)	Security, or a portion of security, is on loan.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Convertible security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(i)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(j)	Variable rate security. Rate shown is as of report date.

(k)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(m)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at June 30, 2011	Value at June 30, 2011	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,597	—	(14,597)[1]	—	—	—	$ 45
BlackRock Liquidity Series, LLC Money Market Series	—	$168,500[2]	—	$168,500	$ 168,500	—	$ 51
iShares Dow Jones US Telecommunication Sector Index Fund	5,555	—	—	5,555	$ 138,319	$ 5,555	$ 910
iShares Gold Trust	—	142,968	—	142,968	$2,093,052	—	—
iShares MSCI Brazil (Free) Index Fund	5,780	—	(5,780)	—	—	$(16,190)	$1,147
iShares MSCI South Korea Index Fund	—	4,900	(4,900)	—	—	$ 32,693	—
iShares Silver Trust	28,577	—	(3,500)	25,077	$ 848,856	$ 771,144	—

[1]	Represents net shares/beneficial interest sold.

[2]	Represents net shares/beneficial interest purchased.

(n)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(p)	Security was purchased with the cash collateral from loaned securities.

(q)	Represents the current yield as of report date.

• Financial futures contracts sold as of June 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
35	DJ Euro Stoxx	Eurex	September
	50 Index		2011	USD	964,476	$ (46,875)
93	Russell 2000	Chicago	September	USD	7,261,241	(414,979)
	Mini Index	Mercantile	2011
25	S&P 500 Index	Chicago	September	USD	7,942,016	(279,859)
		Mercantile	2011
Total						$(741,713)

• Foreign currency exchange contracts as of June 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	523,980	USD	333,787	Brown Brothers	7/01/11	$ 1,958
				Harriman & Co.
CHF	4,077,225	USD	4,851,240	JPMorgan Chase	7/01/11	(1,731)
				Bank NA
EUR	493,500	USD	710,640	Barclays Bank PLC	7/01/11	5,009
EUR	1,035,400	USD	1,493,047	Credit Suisse	7/01/11	8,438
				International
JPY	69,281,771	USD	857,235	Deutsche Bank AG	7/01/11	3,354
JPY	178,549,680	USD	2,209,773	UBS AG	7/01/11	8,097
USD	178,193	AUD	167,832	Brown Brothers	7/01/11	(1,816)
				Harriman & Co.
USD	1,454	BRL	2,286	Brown Brothers	7/01/11	(11)
				Harriman & Co.
USD	118,785	CHF	99,091	Credit Suisse	7/01/11	925
				International
USD	4,884,659	CHF	4,077,225	JPMorgan Chase	7/01/11	35,150
				Bank NA
USD	10,178	CZK	171,797	BNP Paribas	7/01/11	(66)
USD	711,489	EUR	493,500	Bank of America	7/01/11	(4,160)
				NA

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of June 30, 2011 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	520,961	EUR	361,114	Brown Brothers	7/01/11	$ (2,708)
				Harriman & Co
USD	1,476,116	EUR	1,035,400	Credit Suisse	7/01/11	(25,369)
				International
USD	295,777	GBP	184,503	Brown Brothers	7/01/11	(342)
				Harriman & Co.
USD	816,946	JPY	66,220,781	Brown Brothers	7/01/11	(5,621)
				Harriman & Co.
USD	857,129	JPY	69,281,771	Deutsche Bank AG	7/01/11	(3,460)
USD	2,209,226	JPY	178,549,680	UBS AG	7/01/11	(8,644)
USD	166,612	MYR	504,000	Brown Brothers	7/01/11	(304)
				Harriman & Co.
USD	27,626	NOK	149,520	Brown Brothers	7/01/11	(88)
				Harriman & Co.
USD	8,128	NZD	9,894	Deutsche Bank AG	7/01/11	(69)
USD	13,594	PLN	37,677	Brown Brothers	7/01/11	(143)
				Harriman & Co.
USD	103,626	SGD	127,864	Brown Brothers	7/01/11	(473)
				Harriman & Co.
USD	137,521	TWD	3,951,109	Brown Brothers	7/01/11	(36)
				Harriman & Co.
USD	9,020	EGP	53,932	Brown Brothers	7/05/11	(16)
				Harriman & Co.
USD	17,482	HKD	136,093	Brown Brothers	7/05/11	(6)
				Harriman & Co.
USD	126,328	JPY	10,188,388	Brown Brothers	7/05/11	(228)
				Harriman & Co.
USD	43,720	THB	1,353,997	Brown Brothers	7/05/11	(349)
				Harriman & Co.
USD	7,032	ZAR	719,085	Brown Brothers	7/05/11	(94)
				Harriman & Co.
USD	6,882	CAD	6,663	Brown Brothers	7/06/11	(27)
				Harriman & Co.
USD	20,788	HKD	161,791	Brown Brothers	7/06/11	(4)
				Harriman & Co.
KRW	927,830,000	USD	858,148	Deutsche Bank AG	7/07/11	10,783
KRW	342,015,000	USD	316,388	UBS AG	7/07/11	3,916
USD	867,942	KRW	927,830,000	Deutsche Bank AG	7/07/11	(990)
USD	319,939	KRW	342,015,000	UBS AG	7/07/11	(365)
CHF	1,385,552	EUR	1,133,840	Credit Suisse	7/08/11	1,962
				International
CHF	1,783,986	EUR	1,459,520	UBS AG	7/08/11	2,796
CHF	1,438,113	USD	1,709,822	JPMorgan Chase	7/14/11	779
				Bank NA
EUR	736,871	USD	1,081,211	Deutsche Bank AG	7/14/11	(12,905)
EUR	912,420	USD	1,339,433	UBS AG	7/14/11	(16,618)
USD	1,290,908	EUR	905,900	UBS AG	7/14/11	(22,454)
CAD	1,120,287	USD	1,142,800	Credit Suisse	7/15/11	18,490
				International
CAD	741,494	USD	757,864	Deutsche Bank AG	7/15/11	10,769
GBP	1,107,749	USD	1,812,277	Credit Suisse	7/15/11	(34,613)
				International
NOK	6,749,130	USD	1,253,664	Deutsche Bank AG	7/15/11	(3,466)
NOK	6,912,390	USD	1,282,828	UBS AG	7/15/11	(2,388)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,771,989	GBP	1,107,749	Credit Suisse	7/15/11	$ (5,676)
				International
CHF	1,736,876	EUR	1,425,960	UBS AG	7/21/11	(440)
EUR	2,046,800	USD	2,920,170	Credit Suisse	7/22/11	46,592
				International
EUR	807,163	USD	1,151,014	Deutsche Bank AG	7/22/11	18,939
EUR	549,775	USD	784,622	UBS AG	7/22/11	12,257
EUR	681,200	USD	980,247	Credit Suisse	7/28/11	6,963
				International
EUR	450,200	USD	648,302	Deutsche Bank AG	7/28/11	4,138
EUR	2,224,550	USD	3,192,897	Bank of America NA	7/29/11	30,881
EUR	311,320	USD	448,923	Deutsche Bank AG	7/29/11	2,236
USD	104,840	ZAR	719,085	Bank of America NA	7/29/11	(1,141)
CHF	4,077,225	USD	4,885,771	JPMorgan Chase	8/04/11	(35,425)
				Bank NA
EUR	1,409,270	USD	2,021,851	UBS AG	8/04/11	20,096
EUR	493,500	USD	710,837	Bank of America NA	8/05/11	4,195
EUR	307,400	USD	442,656	Credit Suisse	8/05/11	2,736
				International
JPY	69,281,771	USD	857,299	Deutsche Bank AG	8/05/11	3,419
JPY	178,549,680	USD	2,209,664	UBS AG	8/05/11	8,539
USD	867,049	KRW	927,830,000	Deutsche Bank AG	8/08/11	168
USD	319,342	KRW	342,015,000	UBS AG	8/08/11	331
USD	1,990,109	MXN	24,488,310	UBS AG	8/11/11	(94,657)
USD	807,611	MXN	9,876,920	Credit Suisse	9/08/11	(31,132)
				International
SGD	1,013,280	USD	800,000	JPMorgan Chase	9/12/11	25,009
				Bank NA
USD	1,896,892	MYR	5,762,000	HSBC Securities	9/15/11	(1,206)
USD	796,259	MXN	9,692,070	Credit Suisse	9/22/11	(25,732)
				International
USD	393,652	MXN	4,832,350	UBS AG	9/22/11	(16,183)
USD	321,887	MYR	980,437	HSBC Securities	9/28/11	(782)
CNY	10,255,600	USD	1,600,000	Credit Suisse	3/12/12	1,156
				International
CNH	10,846,933	USD	1,697,030	UBS AG	4/11/12	(1,230)
Total						$(63,087)

• Interest rate swaps outstanding as of June 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
2.19%[a]	3-month LIBOR	Morgan Stanley
		& Co., Inc.	5/16/14	USD 2,996	$9,057

[a]	Pays floating interest amount and receives fixed rate.

•	Cross-currency swaps outstanding as of June 30, 2011 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
IDR	6-month	Credit Suisse	6/03/18	USD 50,000	$4,163
8.25%[b]	LIBOR	International

[b]	Pays floating interest amount and receives fixed rate.

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

• Total return swaps outstanding as of June 30, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Return on the RTS Index			Credit Suisse
Future September 2011	Receives	Overnight MosPrime Rate	International	9/16/11	USD	230	$ (4,650)
Return on the MSCI Daily
Total Return Net Emerging
Markets USD Index	Receives	3-month LIBOR plus 0.38%	BNP Paribas SA	1/12/12	USD	779	(28,570)
Total							$(33,220)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivatives financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Portfolio's investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$ 533,967	—	—	$ 533,967
Australia	—	$ 7,364,827	—	7,364,827
Austria	136,482	—	—	136,482
Belgium	438,921	—	—	438,921
Brazil	13,162,129	—	—	13,162,129
Canada	14,510,959	—	—	14,510,959
Chile	664,319	—	—	664,319
China	785,288	5,024,587	—	5,809,875
Czech Republic	—	437,601	—	437,601
Egypt	—	336,757	—	336,757
Finland	—	760,545	—	760,545
France	1,134,031	7,337,132	—	8,471,163
Germany	77,310	8,189,517	—	8,266,827
Hong Kong	283,681	6,997,495	—	7,281,176
India	—	4,833,472	—	4,833,472
Indonesia	729,008	—	—	729,008
Israel	1,172,786	—	—	1,172,786
Italy	—	2,121,554	—	2,121,554
Japan	—	38,246,598	—	38,246,598
Kazakhstan	839,780	—	—	839,780
Luxembourg	—	167,631	—	167,631
Malaysia	213,433	3,098,740	—	3,312,173
Mexico	979,233	—	—	979,233
Netherlands	775,655	1,604,275	—	2,379,930
Norway	—	1,070,423	—	1,070,423
Philippines	226,968	—	—	226,968
Poland	—	109,349	—	109,349
Portugal	163,396	—	—	163,396
Russia	7,319,151	440,302	—	7,759,453

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments (concluded):
Long-Term Investments (concluded):
Common Stocks (concluded):
Singapore	—	$ 4,811,750	—	$ 4,811,750
South Africa	$ 1,785,012	303,551	—	2,088,563
South Korea	2,298,450	2,988,392	—	5,286,842
Spain	195,920	2,444,204	—	2,640,124
Switzerland	1,494,195	4,811,127	—	6,305,322
Taiwan	793,268	5,272,531	—	6,065,799
Thailand	1,753,822	19,705	—	1,773,527
Turkey	718,880	934,737	—	1,653,617
United Kingdom	5,183,731	11,803,602	—	16,987,333
United States	198,055,973	—	—	198,055,973
Asset-Backed
Securities	—	—	$ 56,000	56,000
Corporate Bonds	—	49,910,882	2,253,593	52,164,475
Floating Rate Loan
Interests	—	—	1,927,364	1,927,364
Foreign Agency
Obligations	—	50,190,503	—	50,190,503
Non-Agency
Mortgage-Backed
Securities	—	1,269,780	—	1,269,780
US Treasury
Obligations	—	46,455,994	—	46,455,994
Investment
Companies	21,339,977	—	—	21,339,977
Preferred Securities	3,426,401	2,654,701	—	6,081,102
Warrants	238,365	—	—	238,365
Short-Term Securities:
Foreign Agency
Obligations	—	6,042,625	—	6,042,625
Money Market Funds	—	168,500	—	168,500
Time Deposits	—	450,049	—	450,049
US Treasury
Obligations	—	26,600,889	—	26,600,889
Total	$281,430,491	$305,274,327	$4,236,957	$590,941,775

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$ 707,332	$ 103,801	$ 526,080	$ 1,337,213
Interest rate contracts	—	9,057	—	9,057
Foreign currency
exchange contracts	—	343,289	—	343,289
Liabilities:
Equity contracts	(1,383,227)	(205,943)	(573,063)	(2,162,233)
Interest rate contracts	—	(47,083)	—	(47,083)
Foreign currency
exchange contracts	—	(405,988)	—	(405,988)
Total	$ (675,895)	$(202,867)	$ (46,983)	$ (925,745)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Foreign Agency Obligations	Total
Assets:
Balance, as of
December 31,
2010	$50,000	$12,065	$2,636,487	$1,095,888	$7,487,993	$11,282,433
Accrued discounts/
premiums	203	—	(6,638)	357	—	(6,078)
Net realized
gain (loss)	—	—	36,460	1,015	—	37,475
Net change in
unrealized
appreciation/
depreciation[2]	5,797	—	(118,142)	(85)	—	(112,430)
Purchases	—	—	668,990	943,000	—	1,611,990
Sales	—	—	(276,542)	(112,811)	—	(389,353)
Transfers in3	—	—	124,673	—	—	124,673
Transfers out[3]	—	(12,065)	(811,695)	—	(7,487,993)	(8,311,753)
Balance, as of
June 30, 2011	$56,000	—	$2,253,593	$1,927,364	—	$4,236,957

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2011 was $84,559.

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Equity Contracts

	Assets	Liabilities	Total
Balance, as of December 31, 2010	$293,346	$(114,070)	$ 179,276
Accrued discounts/ premium	—	—	—
Net realized gain (loss)	183,614	42,558	226,172
Net change in unrealized appreciation/
depreciation[4]	(135,624)	(9,257)	(144,881)
Purchases	381,558	—	381,558
Issuances[5]	—	—	—
Sales	(196,814)	(492,294)	(689,108)
Settlements[6]	—	—	—
Transfers in7	—	—	—
Transfers out[7]	—	—	—
Balance, as of June 30, 2011	$526,080	$(573,063)	$ (46,983)

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at June 30, 2011 was $57,578.

[5]	Issuances represent upfront cash received on certain derivative financial instruments.

[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[7]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Capital Markets—0.9%
CDP Financial, Inc., 3.00%, 11/25/14 (a)	$ 735	$ 764,577
Credit Suisse AG, 2.60%, 5/27/16 (a)	200	199,524
		964,101
Commercial Banks—4.8%
Bank Nederlandse Gemeenten, 1.75%,
10/06/15 (a)	1,000	990,376
Canadian Imperial Bank of Commerce,
2.75%, 1/27/16 (a)	470	480,881
DnB NOR Boligkreditt (a):
2.10%, 10/14/15	315	311,313
2.90%, 3/29/16	805	819,374
Eksportfinans ASA, 2.00%, 9/15/15	795	792,862
Royal Bank of Canada, 3.13%, 4/14/15 (a)	1,255	1,304,645
Sparebanken 1 Boligkreditt, 2.63%, 5/27/17 (a)	500	500,633
		5,200,084
Electric Utilities—1.2%
Hydro-Quebec:
9.40%, 2/01/21	125	179,117
8.40%, 1/15/22	225	310,350
8.05%, 7/07/24	590	813,065
		1,302,532
Thrifts & Mortgage Finance—0.4%
Cie de Financement Foncier, 2.50%, 9/16/15 (a)	400	396,259
Northern Rock Plc, 5.63%, 6/22/17 (a)	100	105,223
		501,482
Total Corporate Bonds—7.3%		7,968,199

Foreign Agency Obligations

Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	220	223,136
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13	45	48,127
Series E, 5.25%, 7/02/12	160	167,757
Qatar Government International Bond, 4.00%,
1/20/15 (a)	260	272,350
Total Foreign Agency Obligations—0.6%		711,370

US Government Sponsored Agency Securities

Agency Obligations—4.5%
Fannie Mae:
1.63%, 10/26/15	2,265	2,255,226
4.64%, 10/09/19 (b)	360	252,011
Freddie Mac:
1.13%, 12/15/11	2,100	2,109,452
3.53%, 9/30/19	250	250,969
		4,867,658
Collateralized Mortgage Obligations—6.3%
Freddie Mac Mortgage-Backed Securities,
Series K013, Class A2, 3.97%, 1/25/21 (c)	2,060	2,084,540
Ginnie Mae Mortgage-Backed Securities, Class Z (c):
Series 2004-43, 4.50%, 6/16/44	2,397	2,068,317
Series 2004-45, 5.70%, 6/16/45	2,608	2,725,164
		6,878,021
Federal Deposit Insurance Corporation Guaranteed—0.8%
General Electric Capital Corp.:
2.00%, 9/28/12	700	713,000
2.13%, 12/21/12	195	199,648
		912,648

	Par
US Government Sponsored Agency Securities	(000)	Value

Interest Only Collateralized Mortgage Obligations—1.3%
Ginnie Mae Mortgage-Backed Securities (c):
Series 2002-83, Class IO, 0.55%, 10/16/42	$14,073	$ 118,670
Series 2003-17, Class IO, 0.56%, 3/16/43	18,345	248,377
Series 2003-109, Class IO, 0.55%, 11/16/43	12,415	155,998
Series 2004-9, Class IO, 0.52%, 3/16/34	6,771	125,328
Series 2004-77, Class IO, 0.44%, 9/16/44	46,654	826,057
		1,474,430
Mortgage-Backed Securities—111.9%
Fannie Mae Mortgage-Backed Securities:
3.04%, 3/01/41 (c)	185	191,837
3.15%, 3/01/41 (c)	292	301,922
3.32%, 12/01/40 (c)	287	297,371
3.50%, 2/01/26—7/01/41 (d)	3,300	3,161,812
4.00%, 1/01/26—7/01/41 (d)	44,121	44,367,466
4.50%, 10/01/40—7/01/41 (d)	23,484	24,369,246
5.00%, 7/01/40—7/01/41 (d)	10,610	11,307,192
5.50%, 11/01/21—7/01/41 (d)	5,225	5,681,599
6.00%, 4/01/35—7/01/41 (d)	4,000	4,402,698
6.50%, 7/01/41 (d)	3,100	3,509,783
Freddie Mac Mortgage-Backed Securities:
3.06%, 2/01/41 (c)	295	305,680
4.00%, 5/01/26 (d)	5,564	5,668,338
4.50%, 2/01/41—4/01/41 (d)	6,199	6,411,052
5.00%, 6/01/41—7/01/41 (d)	4,225	4,488,786
5.50%, 7/01/41 (d)	900	972,140
8.00%, 3/01/30—6/01/31	28	31,724
Ginnie Mae Mortgage-Backed Securities (d):
4.00%, 7/15/41	2,000	2,037,188
5.50%, 7/15/41	100	110,031
6.00%, 7/15/41	1,000	1,114,062
		118,729,927
Total US Government Sponsored
Agency Securities—121.6%		132,862,684

US Treasury Obligations

US Treasury Bonds:
8.13%, 8/15/21 (e)	1,705	2,440,281
6.25%, 8/15/23	1,370	1,737,974
4.38%, 5/15/41 (f)	3,495	3,489,548
US Treasury Notes:
0.63%, 1/31/13 (f)	240	240,947
0.50%, 5/31/13	3,925	3,929,141
0.75%, 6/15/14	460	459,461
1.75%, 5/31/16	1,460	1,462,277
1.50%, 6/30/16	1,915	1,891,656
2.38%, 5/31/18	820	815,646
2.63%, 8/15/20	360	348,469
3.13%, 5/15/21	7,550	7,528,784
Total US Treasury Obligations—22.3%		24,344,184
Total Long-Term Investments
(Cost—$165,562,590)—151.8%		165,886,437

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.08% (g)(h)	2,637,042	2,637,042
Total Short-Term Securities
(Cost—$2,637,042)—2.4%		2,637,042

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Exchange-Traded Call Options—0.0%
10-Year US Treasury Note, Strike Price
USD 121.50, Expires 8/26/11	15	$ 28,359
Exchange-Traded Put Options—0.0%
10-Year US Treasury Note, Strike Price
USD 121.50, Expires 8/26/11	15	15,937
5-Year US Treasury Notes:
Strike Price USD 117.00, Expires 8/26/11	31	9,930
Strike Price USD 119.00, Expires 8/26/11	6	5,109
Euro Dollar 1-Year Mid-Curve Options:
Strike Price USD 98.25, Expires 9/16/11	14	263
Strike Price USD 98.50, Expires 9/16/11	100	4,375
		35,614

	Notional Amount (000)

Over-the-Counter Call Swaptions—0.2%
Receive a fixed rate of 3.15% and pay a
floating rate based on 3-month LIBOR,
Expires 6/11/12, Broker Deutsche Bank AG	$ 400	6,353
Receive a fixed rate of 3.52% and pay a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Bank of America NA	1,500	41,705
Receive a fixed rate of 3.66% and pay a
floating rate based on 3-month LIBOR,
Expires 6/29/12, Broker Bank of
New York Mellon	600	20,153
Receive a fixed rate of 3.99% and pay a
floating rate based on 3-month LIBOR,
Expires 6/03/13, Broker Royal Bank of
Scotland Plc	400	17,285
Receive a fixed rate of 4.49% and pay a
floating rate based on 3-month LIBOR,
Expires 5/20/14, Broker Morgan Stanley
Capital Services, Inc.	100	5,851
Receive a fixed rate of 4.88% and pay a
floating rate based on 3-month LIBOR,
Expires 5/16/16, Broker Royal Bank of
Scotland Plc	500	33,299
Receive a fixed rate of 4.76% and pay a
floating rate based on 3-month LIBOR,
Expires 5/17/16, Broker Goldman
Sachs International	500	31,214
		155,860
Over-the-Counter Put Swaptions—0.2%
Pay a fixed rate of 2.55% and receive a
floating rate based on 3-month LIBOR,
Expires 8/19/11, Broker Credit
Suisse International	3,600	5,531
Pay a fixed rate of 2.30% and receive a
floating rate based on 3-month LIBOR,
Expires 10/13/11, Broker BNP Paribas SA	2,900	26,581
Pay a fixed rate of 2.50% and receive a
floating rate based on 3-month LIBOR,
Expires 1/26/12, Broker Deutsche Bank AG	1,400	581
Pay a fixed rate of 3.52% and receive a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Bank of America NA	1,500	69,569

Options Purchased	Notional Amount (000)	Value

Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 3.66% and receive a
floating rate based on 3-mont LIBOR,
Expires 6/29/12, Broker Bank of New York Mellon	$ 600	$ 24,812
Pay a fixed rate of 3.99% and receive a
floating rate based on 3-month LIBOR,
Expires 6/03/13, Broker Royal Bank
of Scotland Plc	400	23,034
Pay a fixed rate of 4.49% and receive a
floating rate based on 3-month LIBOR,
Expires 5/20/14, Broker Morgan Stanley
Capital Services, Inc.	100	6,091
Pay a fixed rate of 4.88% and receive a
floating rate based on 3-month LIBOR,
Expires 5/16/16, Broker Royal Bank
of Scotland Plc	500	34,909
Pay a fixed rate of 4.76% and receive a
floating rate based on 3-month LIBOR,
Expires 5/17/16, Broker Goldman
Sachs International	500	36,849
		227,957
Total Options Purchased
(Cost—$503,424)—0.4%		447,790
Total Investments Before TBA Sale
Commitments and Outstanding Options Written
(Cost—$168,703,056*)—154.6%		168,971,269

TBA Sale Commitments (d)	Par (000)

Fannie Mae Mortgage-Backed Securities:
3.50%, 7/15/41	1,700	(1,625,625)
4.00%, 7/15/41	33,000	(33,170,404)
4.50%, 7/15/41	17,000	(17,587,027)
5.00%, 7/15/41	700	(743,750)
Freddie Mac Mortgage-Backed Securities:
4.00%, 7/15/26	2,300	(2,393,796)
4.50%, 7/15/41	4,100	(4,235,173)
5.00%, 7/15/41	2,300	(2,440,157)
Total TBA Sale Commitments
(Proceeds—$62,641,411)—(56.9)%		(62,195,932)

Options Written	Contracts

Exchange-Traded Call Options—(0.1)%
10-Year US Treasury Note, Strike Price
USD 125.00, Expires 8/26/11	57	(24,047)
30-Year US Treasury Bond, Strike Price
USD 124.00, Expires 8/26/11	9	(14,906)
		(38,953)
Exchange-Traded Put Options—0.0%
10-Year US Treasury Note, Strike Price
USD 117.00, Expires 8/26/11	57	(13,359)
30-Year US Treasury Bond, Strike Price
USD 124.00, Expires 8/26/11	9	(23,625)
Euro Dollar 1-Year Mid-Curve Options:
Strike Price USD 97.75, Expires 9/16/11	14	(88)
Strike Price USD 98.00, Expires 9/16/11	100	(625)
		(37,697)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)	Value

Over-the-Counter Call Swaptions—(0.4)%
Pay a fixed rate of 3.00% and receive a
floating rate based on 3-month LIBOR,
Expires 12/29/11, Broker UBS AG	$ 700	$ (6,326)
Pay a fixed rate of 3.78% and receive a
floating rate based on 3-month LIBOR,
Expires 5/08/12, Broker Deutsche Bank AG	8,000	(313,779)
Pay a fixed rate of 3.79% and receive a
floating rate based on 3-month LIBOR,
Expires 5/21/12, Broker Deutsche Bank AG	400	(15,940)
Pay a fixed rate of 2.65% and receive a
floating rate based on 3-month LIBOR,
Expires 6/11/12, Broker Deutsche Bank AG	400	(2,464)
Pay a fixed rate of 2.90% and receive a
floating rate based on 3-month LIBOR,
Expires 6/11/12, Broker Deutsche Bank AG	400	(4,066)
Pay a fixed rate of 3.23% and receive a
floating rate based on 3-month LIBOR,
Expires 6/10/13, Broker Goldman
Sachs Bank USA	1,700	(38,673)
Pay a fixed rate of 3.88% and receive a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker JPMorgan Chase Bank	1,400	(41,350)
Pay a fixed rate of 3.96% and receive a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank
of Scotland Plc	600	(18,858)
		(441,456)
Over-the-Counter Put Swaptions—(0.4)%
Receive a fixed rate of 2.15% and pay a
floating rate based on 3-month LIBOR,
Expires 8/26/11, Broker Citibank NA	700	(5,159)
Receive a fixed rate of 4.10% and pay a
floating rate based on 3-month LIBOR,
Expires 11/02/11, Broker Goldman
Sachs International	7,000	(32,737)
Receive a fixed rate of 4.10% and pay a
floating rate based on 3-month LIBOR,
Expires 11/14/11, Broker UBS AG	3,500	(19,521)
Receive a fixed rate of 4.00% and pay a
floating rate based on 3-month LIBOR,
Expires 12/29/11, Broker UBS AG	700	(7,921)
Receive a fixed rate of 3.78% and pay a
floating rate based on 3-month LIBOR,
Expires 5/08/12, Broker Deutsche Bank AG	8,000	(248,072)
Receive a fixed rate of 3.79% and pay a
floating rate based on 3-month LIBOR,
Expires 5/21/12, Broker Deutsche Bank AG	400	(12,741)
Receive a fixed rate of 3.26% and pay a
floating rate based on 3-month LIBOR,
Expires 6/10/13, Broker Goldman
Sachs Bank USA	1,700	(56,787)

Options Written	Notional Amount (000)	Value

Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 3.88% and pay a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker JPMorgan
Chase Bank	$ 1,400	$ (53,883)
Receive a fixed rate of 3.96% and pay
a floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank
of Scotland Plc	600	(22,063)
		(458,884)
Total Options Written
(Premiums Received—$1,045,638)—(0.9)%		(976,990)
Total Investments, Net of TBA Sale Commitments
and Outstanding Options Written—96.8%		105,798,347
Other Assets Less Liabilities—3.2%		3,446,732
Net Assets—100.0%		$109,245,079

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$168,705,311
Gross unrealized appreciation	$1,556,762
Gross unrealized depreciation	(1,290,804)
Net unrealized appreciation	$265,958

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$756,875	$(3,391)
Bank of America NA	$860,625	$178,383
Barclays Capital Plc	$(310,359)	$1,289
Citigroup Global Markets, Inc.	$13,937,500	$(82,648)
Credit Suisse Securities (USA) LLC	$(8,628,403)	$27,019
Goldman Sachs & Co.	$3,612,720	$(11,718)
Greenwich Financial Services	$—	$879
JPMorgan Securities, Inc.	$777,956	$14,948
Morgan Stanley Capital Services, Inc.	$(6,963,266)	$6,792
UBS Securities	$1,287,374	$937
Wells Fargo Bank, NA	$(3,104,999)	$20,384

(e)	All or a portion of security has been pledged as collateral in connection with swaps.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments (continued)

(g)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at June 30, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	10,691,295	(8,054,253)	2,637,042	$11,091

(h)	Represents the current yield as of report date.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which many combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of June 30, 2011 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
133	2-Year US Treasury Note	Chicago Board of Trade	September 2011	$29,179,930	$ (7,211)
44	5-Year US Treasury Note	Chicago Board of Trade	September 2011	$ 5,264,891	(20,298)
6	30-Year US Treasury Bond	Chicago Board of Trade	September 2011	$ 738,097	90
5	90 Day Euro Dollars	Chicago Mercantile	March 2012	$ 1,239,701	4,236
11	90 Day Euro Dollars	Chicago Mercantile	June 2012	$ 2,730,525	2,562
15	90 Day Euro Dollars	Chicago Mercantile	September 2012	$ 3,690,341	28,909
16	90 Day Euro Dollars	Chicago Mercantile	December 2012	$ 3,959,862	(2,661)
9	90 Day Euro Dollars	Chicago Mercantile	March 2013	$ 2,201,550	18,750
13	90 Day Euro Dollars	Chicago Mercantile	June 2013	$ 3,199,572	(1,084)
16	90 Day Euro Dollars	Chicago Mercantile	September 2013	$ 3,893,080	33,120
14	90 Day Euro Dollars	Chicago Mercantile	December 2013	$ 3,394,320	31,655
1	90 Day Euro Dollars	Chicago Mercantile	March 2014	$ 242,878	1,197
Total					$ 89,265

•	Financial futures contracts sold as of June 30, 2011 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
4	10-Year US Treasury Bond	Chicago Board of Trade	September 2011	$ 490,552	$ 1,240
12	Ultra Long US Treasury Bond	Chicago Board of Trade	September 2011	$ 1,555,031	40,031
6	90 Day Euro Dollars	Chicago Mercantile	September 2011	$ 1,490,984	(3,842)
48	90 Day Euro Dollars	Chicago Mercantile	December 2011	$11,924,386	(25,215)
Total					$ 12,214

•	Interest rate swaps outstanding as of June 30, 2011 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.79% (a)	3-month LIBOR	Deutsche Bank AG	5/04/13	$ 500	$ (1,398)
0.65% (a)	3-month LIBOR	JPMorgan Chase & Co.	6/22/13	$4,000	2,840
0.65% (a)	3-month LIBOR	UBS AG	6/22/13	$3,200	2,197
0.67% (a)	3-month LIBOR	Bank of America Securities	6/29/13	$1,800	589
0.71% (a)	3-month LIBOR	Citibank NA	7/01/13	$6,000	(2,922)
0.71% (a)	3-month LIBOR	Deutsche Bank AG	7/01/13	$6,300	(2,129)
1.33% (b)	3-month LIBOR	Deutsche Bank AG	7/12/13	$1,100	13,920
2.36% (b)	3-month LIBOR	Citibank NA	12/20/15	$1,300	31,930
2.43% (a)	3-month LIBOR	Deutsche Bank AG	2/24/16	$ 500	(12,606)
1.95% (a)	3-month LIBOR	Citibank NA	7/01/16	$ 300	(893)
2.31% (b)	3-month LIBOR	Credit Suisse Securities (USA) LLC	8/23/16	$1,200	10,695
2.58% (b)	3-month LIBOR	Bank of America Securities	7/01/18	$3,700	(19,633)
2.50% (b)	3-month LIBOR	Deutsche Bank AG	9/30/20	$ 300	(15,940)
2.57% (b)	3-month LIBOR	Deutsche Bank AG	10/19/20	$ 300	(14,424)
3.10% (a)	3-month LIBOR	Deutsche Bank AG	12/07/20	$5,600	(2,511)
3.39% (a)	3-month LIBOR	Morgan Stanley & Co., Inc.	5/04/21	$ 100	(1,290)
3.23% (b)	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/10/21	$ 200	(199)
3.27% (a)	3-month LIBOR	Deutsche Bank AG	5/16/21	$2,060	(4,539)
3.08% (b)	3-month LIBOR	Citibank NA	6/15/21	$ 700	(10,369)
3.25% (a)	3-month LIBOR	Credit Suisse Securities (USA) LLC	7/05/21	$ 100	119
Total					$(26,563)

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments (concluded)

• Total return swaps outstanding as of June 30, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Gross return on the Market
IOS 6.50%, 30-year, fixed rate
Fannie Mae residential		1-month LIBOR	JPMorgan
mortgage-backed securities pool	Pays	plus 0.00%	Chase & Co.	1/12/38	$16	$(87)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes, as follows:
•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$165,886,437	—	$165,886,437
Short-Term
Securities	$2,637,042	—	—	2,637,042
Liabilities:
Investments:
TBA Sale
Commitments	—	(62,195,932)	—	(62,195,932)
Total	$2,637,042	$103,690,505	—	$106,327,547

[1]	See above Schedule of Investments for values in each security type.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$ 225,763	$ 446,107	—	$ 671,870
Liabilities:
Interest Rate contracts	(136,961)	(989,193)	—	(1,126,154)
Other contracts	—	(87)	—	(87)
Total	$ 88,802	$(543,173)	—	$ (454,371)

[2]	Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value

Commercial Banks—0.1%
CIT Group, Inc.	1,399	$ 61,920
Electrical Equipment—0.0%
Medis Technologies Ltd.	14,935	93
Paper & Forest Products—0.2%
Ainsworth Lumber Co. Ltd.	13,864	36,656
Ainsworth Lumber Co. Ltd. (b)	15,671	41,434
		78,090
Software—0.0%
Bankruptcy Management Solutions, Inc.	117	1
Total Common Stocks—0.3%		140,104

Corporate Bonds	Par (000)

Aerospace & Defense—0.7%
GeoEye, Inc., 9.63%, 10/01/15	$ 30	33,900
Huntington Ingalls Industries, Inc. (b):
6.88%, 3/15/18	70	71,750
7.13%, 3/15/21	70	72,450
Kratos Defense & Security Solutions, Inc.:
10.00%, 6/01/17	90	94,950
10.00%, 6/01/17 (b)	64	67,520
		340,570
Air Freight & Logistics—0.6%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	133	139,015
Series 2, 12.38%, 8/16/15	134	140,403
		279,418
Airlines—1.2%
Air Canada, 9.25%, 8/01/15 (b)	170	174,038
American Airlines Inc., 7.50%, 3/15/16 (b)	30	29,400
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	146	154,873
United Air Lines, Inc., 12.75%, 7/15/12 (c)	196	212,129
		570,440
Auto Components—1.6%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)	120	127,800
B-Corp Merger Sub, Inc., 8.25%, 6/01/19 (b)	40	39,600
Delphi Corp., 6.13%, 5/15/21 (b)	60	59,250
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(c)(d)(e)	50	48,065
7.75%, 1/15/16	60	61,575
8.00%, 1/15/18	340	345,100
International Automotive Components Group,
9.13%, 6/01/18 (b)	60	61,350
Pittsburgh Glass Works LLC, 8.50%, 4/15/16 (b)	25	25,687
		768,427
Beverages—0.1%
Cott Beverages, Inc., 8.13%, 9/01/18	53	55,518
Biotechnology—0.1%
QHP Pharma, 10.25%, 3/15/15 (b)	66	67,570
Building Products—1.4%
Building Materials Corp. of America (b):
7.00%, 2/15/20	50	52,375
6.75%, 5/01/21	130	130,650
Griffon Corp., 7.13%, 4/01/18 (b)	90	90,338
Momentive Performance Materials, Inc.:
11.50%, 12/01/16	90	95,850
9.00%, 1/15/21	230	234,600

Corporate Bonds	Par (000)	Value

Building Products (concluded)
Nortek, Inc., 10.00%, 12/01/18 (b)	$100	$ 100,000
		703,813
Capital Markets—0.8%
American Capital Ltd., 7.96%, 12/31/13 (d)	90	91,205
E*Trade Financial Corp.:
12.50%, 11/30/17 (f)	125	146,250
3.52%, 8/31/19 (b)(e)(g)	37	49,395
Series A, 4.07%, 8/31/19 (e)(g)	1	1,335
KKR Group Finance Co., 6.38%, 9/29/20 (b)	120	126,903
		415,088
Chemicals—4.1%
American Pacific Corp., 9.00%, 2/01/15	120	117,600
American Rock Salt Co. LLC, 8.25%, 5/01/18 (b)	27	27,101
Celanese US Holdings LLC:
6.63%, 10/15/18	110	116,050
5.88%, 6/15/21	105	107,363
Chemtura Corp., 7.88%, 9/01/18	110	115,225
Hexion U.S. Finance Corp.:
8.88%, 2/01/18	90	93,600
9.00%, 11/15/20	120	123,000
Huntsman International LLC, 8.63%, 3/15/21	70	76,125
Ineos Finance Plc, 9.00%, 5/15/15 (b)	100	105,000
KRATON Polymers LLC, 6.75%, 3/01/19	25	25,000
Kinove German Bondco GmbH, 9.63%, 6/15/18 (b)	200	208,500
Koppers, Inc., 7.88%, 12/01/19	135	144,112
MacDermid, Inc., 9.50%, 4/15/17 (b)	150	156,000
NOVA Chemicals Corp., 8.63%, 11/01/19	140	155,925
Nexeo Solutions LLC, 8.38%, 3/01/18 (b)	35	35,438
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)	110	114,812
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)	45	43,256
Polymer Group, Inc., 7.75%, 2/01/19 (b)	30	30,075
PolyOne Corp., 7.38%, 9/15/20	40	41,900
Solutia, Inc.:
8.75%, 11/01/17	15	16,275
7.88%, 3/15/20	75	80,250
TPC Group LLC, 8.25%, 10/01/17 (b)	110	114,125
		2,046,732
Commercial Banks—2.0%
CIT Group, Inc.:
7.00%, 5/01/16	274	272,498
7.00%, 5/01/17	647	645,317
6.63%, 4/01/18 (b)	79	82,357
		1,000,172
Commercial Services & Supplies—2.5%
ARAMARK Corp.:
3.77%, 2/01/15 (d)	150	145,875
8.50%, 2/01/15	90	93,488
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)	110	108,520
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	105	105,787
Casella Waste Systems, Inc., 7.75%, 2/15/19 (b)	136	136,340
Clean Harbors Inc., 7.63%, 8/15/16 (b)	50	53,000
International Lease Finance Corp., 8.63%, 9/15/15	30	32,513
Mobile Mini, Inc., 7.88%, 12/01/20	100	103,000
RSC Equipment Rental, Inc.:
10.00%, 7/15/17 (b)(c)	185	206,275
8.25%, 2/01/21	107	106,465
WCA Waste Corp., 7.50%, 6/15/19 (b)	120	119,850
West Corp., 8.63%, 10/01/18 (b)	25	25,250
		1,236,363

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Communications Equipment—0.7%
Avaya, Inc.:
9.75%, 11/01/15	$ 50	$ 51,000
10.13%, 11/01/15 (f)	130	133,575
7.00%, 4/01/19 (b)	90	87,075
EH Holding Corp., 6.50%, 6/15/19 (b)	70	71,225
		342,875
Construction & Engineering—0.1%
Boart Longyear Management Property Ltd.,
7.00%, 4/01/21 (b)	45	46,013
Construction Materials—0.1%
Calcipar SA, 6.88%, 5/01/18 (b)	70	70,175
Consumer Finance—1.2%
Credit Acceptance Corp.:
9.13%, 2/01/17	105	112,350
9.13%, 2/01/17 (b)	5	5,338
Ford Motor Credit Co. LLC, 7.00%, 4/15/15 (c)	300	324,048
Springleaf Finance Corp., 6.90%, 12/15/17	155	142,212
		583,948
Containers & Packaging—1.2%
Ball Corp.:
7.38%, 9/01/19	30	32,775
6.75%, 9/15/20	45	47,756
Berry Plastics Corp.:
8.25%, 11/15/15	45	47,475
9.75%, 1/15/21	75	72,562
Cascades, Inc., 7.75%, 12/15/17	100	104,250
Graphic Packaging International, Inc., 7.88%, 10/01/18	75	79,500
Greif, Inc., 7.75%, 8/01/19	50	54,000
Pregis Corp., 12.38%, 10/15/13	80	79,300
Rock-Tenn Co., 9.25%, 3/15/16	35	37,800
Sealed Air Corp., 7.88%, 6/15/17	56	60,599
		616,017
Diversified Financial Services—4.3%
Ally Financial, Inc.:
8.00%, 3/15/20	60	63,750
7.50%, 9/15/20	70	73,150
8.00%, 11/01/31	370	400,525
8.00%, 11/01/31	160	170,876
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	90	97,538
General Motors Financial Co., Inc., 6.75%, 6/01/18 (b)	150	150,375
Leucadia National Corp., 8.13%, 9/15/15	144	158,760
Reynolds Group DL Escrow, Inc., 8.50%, 10/15/16 (b)	325	338,812
Reynolds Group Issuer, Inc. (b):
9.00%, 4/15/19	220	217,250
6.88%, 2/15/21	190	185,250
8.25%, 2/15/21	220	205,700
Softbrands, Inc., 11.50%, 7/15/18 (b)	60	55,286
		2,117,272
Diversified Telecommunication Services—2.2%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	165	156,337
ITC Deltacom, Inc., 10.50%, 4/01/16	60	62,700
Level 3 Escrow, Inc., 8.13%, 7/01/19 (b)	270	271,350
Level 3 Financing, Inc.:
8.75%, 2/15/17	250	255,000
10.00%, 2/01/18	30	32,212
Qwest Communications International, Inc.,
8.00%, 10/01/15	100	108,750
tw telecom holdings, Inc., 8.00%, 3/01/18	30	31,988
Windstream Corp., 7.88%, 11/01/17	160	169,800
		1,088,137

Corporate Bonds	Par (000)	Value

Electric Utilities—0.6%
FPL Energy National Wind Portfolio, LLC,
6.13%, 3/25/19 (b)	$133	$ 129,884
IPALCO Enterprises, Inc., 7.25%, 4/01/16 (b)	145	160,736
		290,620
Electronic Equipment, Instruments & Components—0.2%
CDW LLC, 8.00%, 12/15/18 (b)	110	116,325
Energy Equipment & Services—2.2%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	50	50,500
Cie Generale de Geophysique—Veritas, 6.50%,
6/01/21 (b)(c)	80	77,200
Compagnie Generale de Geophysique-Veritas:
9.50%, 5/15/16	75	81,937
7.75%, 5/15/17	230	236,900
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)	85	85,850
Frac Tech Services LLC, 7.13%, 11/15/18 (b)	240	243,600
Key Energy Services, Inc., 6.75%, 3/01/21	50	50,000
MEG Energy Corp., 6.50%, 3/15/21 (b)	110	110,550
Oil States International, Inc., 6.50%, 6/01/19 (b)	60	60,300
Thermon Industries, Inc., 9.50%, 5/01/17	86	92,235
		1,089,072
Food & Staples Retailing—0.3%
BI-LO LLC, 9.25%, 2/15/19 (b)	40	40,500
Rite Aid Corp., 9.75%, 6/12/16	110	121,413
		161,913
Food Products—0.4%
Blue Merger Sub, Inc., 7.63%, 2/15/19 (b)	40	40,400
Darling International, Inc., 8.50%, 12/15/18 (b)	45	48,600
JBS USA LLC:
11.63%, 5/01/14	20	23,000
7.25%, 6/01/21 (b)	25	24,313
Reddy Ice Corp., 11.25%, 3/15/15	80	81,800
		218,113
Gas Utilities—0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (b)	60	59,400
Health Care Equipment & Supplies—0.9%
DJO Finance LLC, 10.88%, 11/15/14	205	218,325
IASIS Healthcare LLC, 8.38%, 5/15/19 (b)	180	177,750
Teleflex, Inc., 6.88%, 6/01/19	55	55,688
		451,763
Health Care Providers & Services—2.1%
Aviv Healthcare Properties LP, 7.75%, 2/15/19 (b)	40	40,900
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (b)	200	207,000
Gentiva Health Services, Inc., 11.50%, 9/01/18	25	26,375
HCA, Inc., 7.25%, 9/15/20	195	209,381
inVentiv Health, Inc. (b):
10.00%, 8/15/18 (h)	50	47,500
10.00%, 8/15/18	75	73,500
STHI Holding Corp., 8.00%, 3/15/18 (b)	25	25,375
Symbion, Inc., 8.00%, 6/15/16 (b)	65	63,537
Tenet Healthcare Corp.:
10.00%, 5/01/18 (c)	192	218,160
8.88%, 7/01/19	105	115,894
		1,027,622
Health Care Technology—1.2%
IMS Health, Inc., 12.50%, 3/01/18 (b)	415	494,888
MedAssets, Inc., 8.00%, 11/15/18 (b)	75	74,250
		569,138

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Hotels, Restaurants & Leisure—1.6%
Caesars Entertainment Operating Co., Inc.,
10.00%, 12/15/18	$205	$ 185,012
Diamond Resorts Corp., 12.00%, 8/15/18 (b)	230	243,800
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)	60	55,800
Fontainebleau Las Vegas Holdings LLC, 11.00%,
6/15/15 (b)(i)	25	12
HRP Myrtle Beach Operations LLC, 0.00%,
12/31/49 (a)(b)(i)	250	25
MGM Resorts International, 10.38%, 5/15/14	125	141,875
Sugarhouse HSP Gaming Property Mezzanine LP,
8.63%, 4/15/16 (b)	30	30,900
Travelport LLC:
4.88%, 9/01/14 (d)	30	25,575
9.88%, 9/01/14	10	9,200
9.00%, 3/01/16	20	17,850
Tropicana Entertainment LLC, Series WI,
9.63%, 12/15/14 (i)	15	2
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	102	61,458
		771,509
Household Durables—2.5%
American Standard Americas, 10.75%, 1/15/16 (b)	80	76,900
Ashton Woods USA LLC, 11.00%, 6/30/15 (b)(j)	234	141,570
Beazer Homes USA, Inc.:
8.13%, 6/15/16	25	21,937
12.00%, 10/15/17	240	265,800
9.13%, 6/15/18	60	51,750
9.13%, 5/15/19 (b)	10	8,600
Jarden Corp., 7.50%, 5/01/17	120	124,650
Pulte Homes, Inc., 6.38%, 5/15/33	10	8,250
Ryland Group, Inc., 6.63%, 5/01/20	145	137,025
Standard Pacific Corp.:
10.75%, 9/15/16	200	226,500
8.38%, 1/15/21	160	156,800
		1,219,782
IT Services—2.3%
CGI, Inc., 6.75%, 6/01/21 (b)	56	56,000
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (b)	200	192,750
First Data Corp.:
9.88%, 9/24/15	35	35,962
9.88%, 9/24/15	75	76,125
7.38%, 6/15/19 (b)	170	171,275
12.63%, 1/15/21 (b)	393	420,510
SunGard Data Systems, Inc.:
7.38%, 11/15/18	50	50,000
7.63%, 11/15/20	120	121,200
		1,123,822
Independent Power Producers & Energy Traders—3.1%
AES Corp.:
9.75%, 4/15/16	35	39,725
7.38%, 7/01/21 (b)	100	101,500
Calpine Corp. (b):
7.25%, 10/15/17	45	45,675
7.50%, 2/15/21	95	96,900
7.88%, 1/15/23	125	128,750
Energy Future Holdings Corp.:
10.00%, 1/15/20	510	541,345
Series R, 6.55%, 11/15/34	70	34,300
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20	105	111,978
NRG Energy, Inc., 7.63%, 1/15/18 (b)(c)	330	330,825

Corporate Bonds	Par (000)	Value

Independent Power Producers & Energy Traders (concluded)
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/01/15	$145	$ 87,725
		1,518,723
Industrial Conglomerates—1.2%
Sequa Corp. (b):
11.75%, 12/01/15	230	249,550
13.50%, 12/01/15 (f)	327	356,570
		606,120
Insurance—0.4%
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)	65	68,900
Genworth Financial, Inc., 7.63%, 9/24/21	80	80,930
USI Holdings Corp., 4.14%, 11/15/14 (b)(d)	60	55,800
		205,630
Internet & Catalog Retail—0.0%
Netflix, Inc., 8.50%, 11/15/17	10	11,225
Machinery—1.4%
Navistar International Corp., 3.00%, 10/15/14 (e)	410	536,587
Oshkosh Corp., 8.25%, 3/01/17	80	85,800
Titan International, Inc., 7.88%, 10/01/17 (b)	85	88,825
		711,212
Media—9.1%
AMC Entertainment, Inc.:
8.75%, 6/01/19	30	31,650
9.75%, 12/01/20 (b)	5	5,113
AMC Networks, Inc., 7.75%, 7/15/21 (b)	85	88,825
Affinion Group, Inc., 7.88%, 12/15/18 (b)	115	107,525
CCH II LLC, 13.50%, 11/30/16	97	114,331
CCO Holdings LLC:
7.25%, 10/30/17	20	20,725
7.88%, 4/30/18	50	52,688
6.50%, 4/30/21	169	166,676
CMP Susquehanna Corp., 3.52%, 5/15/14 (d)	20	19,000
CSC Holdings, Inc., 8.50%, 4/15/14	180	199,350
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (b)	150	135,750
Checkout Holding Corp., 10.98%, 11/15/15 (b)(g)	115	73,744
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)	75	79,687
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	100	108,750
Series B, 9.25%, 12/15/17	794	865,460
Cumulus Media, Inc., 7.75%, 5/01/19 (b)	70	67,550
DISH DBS Corp., 6.75%, 6/01/21 (b)	130	133,250
Gray Television, Inc., 10.50%, 6/29/15	155	161,200
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (d)	40	33,400
9.50%, 5/15/15	40	36,550
Intelsat Luxembourg SA:
11.25%, 2/04/17	70	75,162
11.50%, 2/04/17 (b)(f)	150	161,250
11.50%, 2/04/17 (f)	100	107,500
Interactive Data Corp., 10.25%, 8/01/18 (b)	200	217,500
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (b)	230	234,600
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	120	121,200
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	125	134,062
Nielsen Finance LLC:
11.63%, 2/01/14	26	30,355
11.50%, 5/01/16	92	107,640
7.75%, 10/15/18 (b)	220	231,000
ProQuest LLC, 9.00%, 10/15/18 (b)	90	92,250
ProtoStar I Ltd., 18.00%, 10/15/12 (b)(e)(i)	163	82
Regal Entertainment Group, 9.13%, 8/15/18	65	67,275

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Media (concluded)
UPC Germany GmbH, 8.13%, 12/01/17 (b)(c)	$400	$ 425,000
Univision Communications, Inc., 6.88%, 5/15/19 (b)	10	9,900
		4,516,000
Metals & Mining—3.9%
Arch Western Finance LLC, 6.75%, 7/01/13	11	11,014
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	110	115,775
7.38%, 2/15/16	145	148,987
FMG Resources August 2006 Property Ltd.,
7.00%, 11/01/15 (b)	135	137,700
Foundation PA Coal Co., 7.25%, 8/01/14	150	152,250
Goldcorp, Inc., 2.00%, 8/01/14 (e)	115	144,037
JMC Steel Group, 8.25%, 3/15/18 (b)	40	40,600
James River Escrow, Inc., 7.88%, 4/01/19 (b)	150	148,500
Newmont Mining Corp., Series A, 1.25%, 7/15/14	85	110,713
Novelis, Inc., 8.75%, 12/15/20	435	469,800
Ryerson, Inc.:
7.65%, 11/01/14 (d)	55	54,175
12.00%, 11/01/15	20	21,250
Steel Dynamics, Inc.:
7.38%, 11/01/12	80	84,400
7.63%, 3/15/20	70	74,025
Taseko Mines Ltd., 7.75%, 4/15/19	65	65,488
United States Steel Corp., 7.38%, 4/01/20	40	41,100
Vulcan Materials Co.:
6.50%, 12/01/16	50	49,692
7.50%, 6/15/21	52	51,931
		1,921,437
Multiline Retail—0.7%
Dollar General Corp., 11.88%, 7/15/17 (f)	303	345,420
Oil, Gas & Consumable Fuels—11.0%
Alpha Natural Resources, Inc.:
2.38%, 4/15/15	45	52,650
6.00%, 6/01/19	110	109,725
6.25%, 6/01/21	210	211,050
Arch Coal, Inc.:
8.75%, 8/01/16	35	37,975
7.25%, 10/01/20	40	40,700
7.25%, 6/15/21 (b)	140	140,175
Berry Petroleum Co., 6.75%, 11/01/20	15	15,075
Bill Barrett Corp., 9.88%, 7/15/16	10	11,200
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18	45	46,350
Chesapeake Energy Corp.:
6.63%, 8/15/20	206	216,815
2.25%, 12/15/38 (e)	125	113,281
Chesapeake Midstream Partners LP, 5.88%, 4/15/21 (b)	65	64,188
Clayton Williams Energy, Inc., 7.75%, 4/01/19 (b)	65	63,700
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)	73	79,205
Concho Resources, Inc., 7.00%, 1/15/21	80	82,800
Connacher Oil and Gas Ltd., 8.50%, 8/01/19 (b)	95	90,250
Consol Energy, Inc., 8.25%, 4/01/20	130	141,700
Continental Resources, Inc., 7.13%, 4/01/21	70	73,850
Copano Energy LLC, 7.13%, 4/01/21	65	64,188
Crestwood Midstream Partners LP, 7.75%, 4/01/19 (b)	45	44,663
Crosstex Energy LP, 8.88%, 2/15/18	25	26,625
Denbury Resources, Inc., 8.25%, 2/15/20	125	136,250
EV Energy Partners LP, 8.00%, 4/15/19 (b)	90	90,337
Energy XXI Gulf Coast, Inc. (b):
9.25%, 12/15/17	110	117,150
7.75%, 6/15/19	145	144,275
Forbes Energy Services, Ltd., 9.00%, 6/15/19 (b)	70	68,950

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Forest Oil Corp., 8.50%, 2/15/14	$ 50	$ 54,250
Hilcorp Energy I LP (b):
7.75%, 11/01/15	70	72,100
8.00%, 2/15/20	130	139,750
7.63%, 4/15/21	150	156,750
Linn Energy LLC:
6.50%, 5/15/19 (b)	50	49,500
8.63%, 4/15/20	125	135,625
7.75%, 2/01/21 (b)	115	119,600
MarkWest Energy Partners LP, 6.75%, 11/01/20	50	51,000
Niska Gas Storage US LLC, 8.88%, 3/15/18 (c)	340	357,000
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (b)	595	611,957
Oasis Petroleum, Inc., 7.25%, 2/01/19 (b)	90	89,325
Peabody Energy Corp., 6.50%, 9/15/20	35	37,625
Penn Virginia Corp., 7.25%, 4/15/19	35	33,863
Petrohawk Energy Corp.:
10.50%, 8/01/14	140	157,500
7.88%, 6/01/15	85	89,037
7.25%, 8/15/18	25	25,656
6.25%, 6/01/19 (b)	175	171,062
Range Resources Corp.:
6.75%, 8/01/20	100	103,500
5.75%, 6/01/21	150	147,375
SM Energy Co., 6.63%, 2/15/19 (b)	55	55,138
SandRidge Energy, Inc., 7.50%, 3/15/21 (b)	200	202,500
Swift Energy Co., 7.13%, 6/01/17	90	91,125
Teekay Corp., 8.50%, 1/15/20	130	134,225
Whiting Petroleum Corp., 6.50%, 10/01/18	90	93,600
		5,462,190
Paper & Forest Products—3.1%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(f)	133	122,344
Boise Cascade LLC, 7.13%, 10/15/14	150	148,500
Boise Paper Holdings LLC:
9.00%, 11/01/17	25	27,187
8.00%, 4/01/20	60	63,000
Clearwater Paper Corp.:
10.63%, 6/15/16	80	89,700
7.13%, 11/01/18	60	61,500
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	225	255,051
NewPage Corp., 11.38%, 12/31/14	437	407,502
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)	25	24,313
Verso Paper Holdings LLC:
11.50%, 7/01/14 (c)	272	289,680
Series B, 4.02%, 8/01/14 (d)	30	27,675
		1,516,452
Pharmaceuticals—0.4%
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19 (b)	35	35,875
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16	85	84,044
6.75%, 10/01/17	60	58,800
		178,719
Professional Services—0.2%
FTI Consulting, Inc.:
7.75%, 10/01/16	35	36,575
6.75%, 10/01/20	72	72,720
		109,295
Real Estate Investment Trusts (REITs)—0.7%
FelCor Lodging LP, 6.75%, 6/01/19 (b)	270	259,200
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)	65	65,325
		324,525

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Real Estate Management & Development—2.0%
Forest City Enterprises, Inc., 7.63%, 6/01/15	$150	$ 147,000
Realogy Corp.:
11.50%, 4/15/17	230	233,450
12.00%, 4/15/17	60	59,400
7.88%, 2/15/19 (b)	355	351,450
Shea Homes LP, 8.63%, 5/15/19 (b)	215	211,775
		1,003,075
Road & Rail—1.2%
Avis Budget Car Rental LLC:
9.63%, 3/15/18	95	101,412
8.25%, 1/15/19	100	101,250
Florida East Coast Railway Corp., 8.13%, 2/01/17 (b)	80	82,600
The Hertz Corp. (b):
7.50%, 10/15/18	100	103,000
6.75%, 4/15/19	90	89,100
7.38%, 1/15/21	95	96,663
		574,025
Semiconductors & Semiconductor Equipment—0.4%
Linear Technology Corp., Series A, 3.00%, 5/01/27 (e)	105	111,169
Spansion LLC, 7.88%, 11/15/17 (b)	90	91,800
		202,969
Specialty Retail—1.1%
Asbury Automotive Group, Inc., 8.38%, 11/15/20 (b)	70	71,225
Claire's Escrow Corp., 8.88%, 3/15/19 (b)	55	51,425
PETCO Animal Supplies, Inc., 9.25%, 12/01/18 (b)	90	95,625
Toys 'R' US-Delaware, Inc., 7.38%, 9/01/16 (b)	80	80,800
United Auto Group, Inc., 7.75%, 12/15/16	230	234,600
		533,675
Textiles, Apparel & Luxury Goods—0.3%
Phillips-Van Heusen Corp., 7.38%, 5/15/20	120	128,400
Trading Companies & Distributors—0.1%
Interline Brands, Inc., 7.00%, 11/15/18	50	50,625
Transportation Infrastructure—0.3%
Aguila 3 SA, 7.88%, 1/31/18 (b)	150	150,938
Wireless Telecommunication Services—3.7%
Clearwire Communications LLC, 12.00%, 12/01/15 (b)	110	117,837
Cricket Communications, Inc.:
10.00%, 7/15/15	45	48,488
7.75%, 5/15/16	160	169,600
Digicel Group Ltd. (b):
9.13%, 1/15/15	118	120,655
8.25%, 9/01/17	200	207,500
10.50%, 4/15/18	100	112,000
FiberTower Corp., 9.00%, 1/01/16 (b)(f)	60	36,299
iPCS, Inc., 2.40%, 5/01/13 (c)(d)	285	278,587
Intelsat Jackson Holdings SA (b):
7.25%, 10/15/20	80	79,600
7.50%, 4/01/21	30	29,813
MetroPCS Wireless, Inc.:
7.88%, 9/01/18	70	74,112
6.63%, 11/15/20	140	138,600
NII Capital Corp., 7.63%, 4/01/21	72	75,240
NII Holdings, Inc., 3.13%, 6/15/12 (e)	50	50,063
Sprint Capital Corp., 6.88%, 11/15/28 (c)	300	284,250
		1,822,644
Total Corporate Bonds—83.6%		41,340,926

Floating Rate Loan Interests (d)	Par (000)	Value

Chemicals—0.1%
Bauble Holdings Corp., Term Loan B,
3.00%—3.02%, 5/29/14	$ 24	$ 21,995
Styron Sarl, Term Loan, 6.00%, 8/02/17	45	44,582
		66,577
Commercial Services & Supplies—0.6%
AWAS Finance Luxembourg Sarl, Term Loan B,
7.75%, 6/10/16	94	94,313
Volume Services America, Inc. (Centerplate),
Term Loan B, 10.50%—10.75%, 9/16/16	199	198,560
		292,873
Consumer Finance—0.6%
Springleaf Financial Funding Co.
(FKA AGFS Funding Co.),
Term Loan, 5.50%, 5/10/17	300	293,687
Food Products—0.3%
Advance Pierre Foods, Term Loan (Second Lien),
11.25%, 9/29/17	165	167,063
Health Care Providers & Services—0.3%
Harden Healthcare, Inc.:
Add-on Term Loan, 7.75%, 3/02/15	125	122,761
Tranche A Term Loan, 8.50%, 3/02/15	53	51,702
inVentiv Health, Inc. (FKA Ventive Health, Inc.),
Term Loan, 4.75%, 8/04/16	—(k)	492
		174,955
Hotels, Restaurants & Leisure—0.5%
Harrah's Operating Co., Inc., Term Loan B-3,
3.25%—3.27%, 1/28/15	64	57,426
Travelport LLC (FKA Travelport, Inc.), Loan,
8.26%, 3/27/12 (f)	261	182,685
		240,111
Independent Power Producers & Energy Traders—0.7%
Texas Competitive Electric Holdings Co., LLC (TXU),
Initial Tranche B-3 Term Loan,
4.69%—4.77%, 10/10/17	417	325,124
Media—1.4%
Intelsat Jackson Holdings SA
(FKA Intelsat Jackson Holdings Ltd.),
Tranche B Term Loan, 5.25%, 4/02/18	475	476,286
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	200	211,250
		687,536
Real Estate Investment Trusts (REITs)—0.5%
iStar Financial, Inc., Term Loan A, 5.00%, 6/28/13	251	246,828
Real Estate Management & Development—0.2%
Realogy Corp.:
Extended Synthetic Letter of Credit,
4.64%, 10/10/16	18	16,105
Extended Term Loan B, 4.52%, 10/10/16	107	95,434
		111,539
Wireless Telecommunication Services—1.1%
Vodafone Americas Finance 2 Inc.,
Initial Loan, 6.88%, 8/11/15	518	533,195
Total Floating Rate Loan Interests—6.3%		3,139,488

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Other Interests (l)	Beneficial Interest (000)	Value
Auto Components—2.1%
Delphi Debtor-in-Possession Holding Co. LLP,
Class B Membership Interests (h)	—(k)	$ 1,067,180
Lear Corp. Escrow	$100	2,750
Lear Corp. Escrow	150	4,125
		1,074,055
Household Durables—0.1%
Stanley Martin, Class B Membership Units (m)	—(k)	37,500
Total Other Interests—2.2%		1,111,555

Preferred Securities	Par (000)
Capital Trusts
Insurance—0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (d)	165	120,037
Total Capital Trusts—0.2%		120,037

Preferred Stocks	Shares
Auto Components—0.9%
Dana Holding Corp., 4.00% (b)(e)	2,980	463,763
Diversified Financial Services—1.8%
Ally Financial, Inc., 7.00% (b)	440	413,517
Citigroup, Inc., 7.50% (e)	4,000	480,600
		894,117
Media—0.1%
CMP Susquehanna Radio Holdings Corp.,
Series A, 0.00% (a)(b)	4,664	39,644
Real Estate Investment Trusts (REITs)—0.1%
MPG Office Trust, Inc., Series A, 7.63% (e)	1,788	28,966
Thrifts & Mortgage Finance—0.2%
Fannie Mae, Series O, 0.00% (a)	10,000	36,000
Freddie Mac, Series Z, 8.38% (a)	15,157	44,713
		80,713
Total Preferred Stocks—3.1%		1,507,203

Trust Preferreds
Diversified Financial Services—1.0%
GMAC Capital Trust I, Series 2, 8.13% (d)(e)	495,750	507,648
Total Trust Preferreds—1.0%		507,648
Total Preferred Securities—4.3%		2,134,888

Warrants (n)
Media—0.1%
CMP Susquehanna Radio Holdings Corp.
(Expires 3/26/19) (b)	5,330	39,166
Software—0.0%
Bankruptcy Management Solutions, Inc.
(Expires 9/29/17)	78	1
Total Warrants—0.1%		39,167
Total Long-Term Investments
(Cost—$46,857,736)—96.8%		47,906,128

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.08% (o)(p)	4,197,501	$ 4,197,501

	Beneficial Interest (000)
Bank of New York Cash Reserves, 0.05% (o) USD	74	74,255
Total Short-Term Securities
(Cost—$4,271,756)—8.6%		4,271,756
Total Investments (Cost—$51,129,492*)—105.4%		52,177,884
Liabilities in Excess of Other Assets—(5.4)%		(2,691,464)
Net Assets—100.0%		$49,486,420

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$51,209,247
Gross unrealized appreciation	$2,356,072
Gross unrealized depreciation	(1,387,435)
Net unrealized appreciation	$968,637

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America Securities	$ 47,500	—
Barclays Capital NYC	$1,067,180	$742,954

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(k)	Amount is less than $1,000.

(l)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(m)	Restricted security as to resale, representing 0.05% of net assets were as follows:

Issue	Acquisition Date	Cost	Value
Stanley Martin, Class B
Membership Units	4/03/06	$48,824	$37,500

(n)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments (concluded)

(o)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at June 30, 2011	Income
BlackRock Liquidity Funds,
TempFund, Institutional Class	516,144	3,681,357	4,197,501	$260

(p)	Represents the current yield as of report date.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of June 30, 2011 were as follows:
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Deutsche Bank
Securities, Inc.	0.60%	6/15/11	7/6/11	$2,280,806	$2,279,970
Deutsche Bank
Securities, Inc.	0.60%	6/20/11	Open	378,069	378,000
Deutsche Bank
Securities, Inc.	0.60%	6/20/11	Open	321,359	321,300
Deutsche Bank
Securities, Inc.	0.60%	6/20/11	Open	308,307	308,250
Total				$3,288,541	$3,287,520

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:
•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$ 98,669	$ 41,435	—	$ 140,104
Corporate Bonds	—	41,042,400	$ 298,526	41,340,926
Floating Rate Loan
Interests	—	2,220,580	918,908	3,139,488
Other Interests	—	—	1,111,555	1,111,555
Preferred Securities	1,097,927	997,317	39,644	2,134,888
Warrants	—	—	39,167	39,167
Short-Term Securities	4,271,756	—	—	4,271,756
Total	$5,468,352	$44,301,732	$2,407,800	$52,177,884

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Warrants	Unfunded Loan Commitments	Total
Balance, as of December 31, 2010	$359,107	$1,457,114	$ 35,225	—	$ 1	$(1,289)	$1,850,158
Accrued discounts/premium	889	1,086	—	—	—	—	1,975
Realized gain (loss)	276	9,355	41,472	—	—	—	51,103
Change in unrealized appreciation/depreciation[2]	27,551	(14,763)	124,135	$39,644	39,166	1,289	217,022
Purchases	—	17,665	69,050	—	—	—	86,715
Sales	(22,735)	(571,226)	(61,912)	—	—	—	(655,873)
Transfers in3	8	213,500	903,585	—	—	—	1,117,093
Transfers out[3]	(66,570)	(193,823)	—	—	—	—	(260,393)
Balance, as of June 30, 2011	$298,526	$ 918,908	$1,111,555	$39,644	$39,167	—	$2,407,800

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at June 30, 2011 was $233,981.

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstance that caused the transfer.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—2.3%
Lockheed Martin Corp.	26,000	$ 2,105,220
Raytheon Co.	38,000	1,894,300
		3,999,520
Airlines—1.1%
Southwest Airlines Co.	162,000	1,850,040
Auto Components—1.0%
Autoliv, Inc.	23,000	1,804,350
Beverages—1.1%
Dr. Pepper Snapple Group, Inc.	44,000	1,844,920
Biotechnology—2.5%
Amgen, Inc. (a)	41,000	2,392,350
Biogen Idec, Inc. (a)	19,000	2,031,480
		4,423,830
Capital Markets—1.4%
Raymond James Financial, Inc.	3,000	96,450
SEI Investments Co.	23,000	517,730
TD Ameritrade Holding Corp.	92,000	1,794,920
		2,409,100
Chemicals—1.0%
RPM International, Inc.	72,000	1,657,440
Commercial Services & Supplies—0.3%
Avery Dennison Corp.	14,000	540,820
Communications Equipment—1.1%
Motorola Solutions, Inc. (a)	41,000	1,887,640
Computers & Peripherals—4.6%
Apple, Inc. (a)	7,000	2,349,690
Dell, Inc. (a)	133,000	2,217,110
Seagate Technology (a)	108,000	1,745,280
Western Digital Corp. (a)	46,000	1,673,480
		7,985,560
Construction & Engineering—2.1%
Chicago Bridge & Iron Co. NV	44,000	1,711,600
Fluor Corp.	30,000	1,939,800
		3,651,400
Consumer Finance—1.6%
Capital One Financial Corp.	16,000	826,720
Discover Financial Services, Inc.	74,000	1,979,500
		2,806,220
Diversified Consumer Services—2.0%
Apollo Group, Inc., Class A (a)	39,000	1,703,520
ITT Educational Services, Inc. (a)	22,000	1,721,280
		3,424,800
Diversified Financial Services—0.9%
JPMorgan Chase & Co.	8,000	327,520
Moody's Corp.	32,000	1,227,200
		1,554,720
Diversified Telecommunication Services—0.4%
AT&T, Inc.	21,000	659,610
Electronic Equipment, Instruments & Components—1.1%
Corning, Inc.	103,000	1,869,450
Food & Staples Retailing—2.1%
The Kroger Co.	81,000	2,008,800
Safeway, Inc.	72,000	1,682,640
		3,691,440
Gas Utilities—0.5%
Atmos Energy Corp.	25,000	831,250
Health Care Equipment & Supplies—0.5%
Hill-Rom Holdings, Inc.	19,000	874,760

Common Stocks	Shares	Value

Health Care Providers & Services—10.0%
Aetna, Inc.	43,000	$ 1,895,870
AmerisourceBergen Corp.	45,000	1,863,000
CIGNA Corp.	7,000	360,010
Cardinal Health, Inc.	42,000	1,907,640
Coventry Health Care, Inc. (a)	52,000	1,896,440
Health Management Associates, Inc., Class A (a)	131,000	1,412,180
Health Net, Inc.(a)	54,000	1,732,860
Lincare Holdings, Inc.	24,000	702,480
Tenet Healthcare Corp. (a)	241,000	1,503,840
UnitedHealth Group, Inc.	47,000	2,424,260
WellPoint, Inc. (a)	21,000	1,654,170
		17,352,750
Household Products—0.4%
The Procter & Gamble Co.	11,000	699,270
IT Services—2.0%
Convergys Corp. (a)	34,000	463,760
International Business Machines Corp.	6,000	1,029,300
The Western Union Co.	95,000	1,902,850
		3,395,910
Independent Power Producers & Energy Traders—0.8%
NRG Energy, Inc. (a)	58,000	1,425,640
Industrial Conglomerates—0.8%
General Electric Co.	71,000	1,339,060
Insurance—1.6%
Assurant, Inc.	15,000	544,050
Principal Financial Group, Inc.	33,000	1,003,860
Unum Group	51,000	1,299,480
		2,847,390
Internet Software & Services—0.8%
Rackspace Hosting, Inc. (a)	31,000	1,324,940
Life Sciences Tools & Services—2.2%
Agilent Technologies, Inc. (a)	38,000	1,942,180
Illumina, Inc. (a)	24,000	1,803,600
		3,745,780
Machinery—0.2%
AGCO Corp. (a)	9,000	444,240
Media—4.8%
CBS Corp., Class B	72,000	2,051,280
DIRECTV, Class A (a)	45,000	2,286,900
Interpublic Group of Cos., Inc.	163,000	2,037,500
Time Warner Cable, Inc.	26,000	2,029,040
		8,404,720
Metals & Mining—3.2%
Alcoa, Inc.	117,000	1,855,620
Cliffs Natural Resources, Inc.	22,000	2,033,900
Walter Industries, Inc.	15,000	1,737,000
		5,626,520
Multiline Retail—1.2%
Dollar Tree, Inc. (a)	3,000	199,860
Nordstrom, Inc.	39,000	1,830,660
		2,030,520
Oil, Gas & Consumable Fuels—9.4%
Chevron Corp.	9,000	925,560
Exxon Mobil Corp.	44,000	3,580,720
Frontier Oil Corp.	56,000	1,809,360
HollyFrontier Corp.	28,000	1,943,200
Marathon Oil Corp.	45,000	2,370,600
Murphy Oil Corp.	28,000	1,838,480
Tesoro Corp. (a)	82,000	1,878,620
Valero Energy Corp.	79,000	2,020,030
		16,366,570

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Paper & Forest Products—2.2%
International Paper Co.	68,000	$ 2,027,760
MeadWestvaco Corp.	54,000	1,798,740
		3,826,500
Personal Products—1.1%
Herbalife Ltd.	33,000	1,902,120
Pharmaceuticals—6.2%
Bristol-Myers Squibb Co.	79,000	2,287,840
Eli Lilly & Co.	58,000	2,176,740
Forest Laboratories, Inc. (a)	47,000	1,848,980
Johnson & Johnson	10,000	665,200
Pfizer, Inc.	183,000	3,769,800
		10,748,560
Semiconductors & Semiconductor Equipment—13.1%
Altera Corp.	43,000	1,993,050
Analog Devices, Inc.	31,000	1,213,340
Applied Materials, Inc.	151,000	1,964,510
Atmel Corp. (a)	122,000	1,716,540
Cypress Semiconductor Corp. (a)	84,000	1,775,760
KLA-Tencor Corp.	42,000	1,700,160
Lam Research Corp. (a)	40,000	1,771,200
Maxim Integrated Products, Inc.	72,000	1,840,320
National Semiconductor Corp.	70,000	1,722,700
Novellus Systems, Inc. (a)	50,000	1,807,000
Nvidia Corp. (a)	112,000	1,784,720
ON Semiconductor Corp. (a)	163,000	1,706,610
Teradyne, Inc. (a)	117,000	1,731,600
		22,727,510
Software—5.7%
Autodesk, Inc. (a)	49,000	1,891,400
CA, Inc.	72,000	1,644,480
Microsoft Corp.	164,000	4,264,000
Symantec Corp. (a)	102,000	2,011,440
		9,811,320
Specialty Retail—1.9%
Limited Brands, Inc.	46,000	1,768,700
Williams-Sonoma, Inc.	41,000	1,496,090
		3,264,790
Textiles, Apparel & Luxury Goods—1.0%
Coach, Inc.	26,000	1,662,180
Tobacco—1.8%
Philip Morris International, Inc.	47,000	3,138,190
Wireless Telecommunication Services—2.2%
MetroPCS Communications, Inc. (a)	106,000	1,824,260
Sprint Nextel Corp. (a)	371,000	1,999,690
		3,823,950
Total Investments
(Cost—$151,629,982*)—100.2%		173,675,300
Liabilities in Excess of Other Assets—(0.2)%		(431,979)
Net Assets—100.0%		$173,243,321

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$155,071,563
Gross unrealized appreciation	$23,686,329
Gross unrealized depreciation	(5,082,592)
Net unrealized appreciation	$18,603,737

(a)	Non-income producing security.

•	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at June 30, 2011	Income
BlackRock Liquidity Funds,
TempFund, Institutional Class	—	—	—	$97
BlackRock Liquidity Series, LLC
Money Market Series	—	—	—	$61

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:
•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available own assumptions used in determining the fair value of investments (including the Portfolio’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant policies please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$173,675,300	—	—	$173,675,300

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Certificates of Deposit (a)	Par (000)	Value

Yankee—18.2%
BNP Paribas SA, NY, 0.33%, 9/01/11	$2,355	$ 2,355,000
Bank of Montreal, Chicago, 0.27%, 1/25/12 (b)	1,000	1,000,000
Bank of Nova Scotia, Houston:
0.20%, 8/03/11	2,365	2,365,000
0.25%, 12/21/11	2,200	2,200,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY:
0.28%, 8/18/11	2,400	2,400,000
0.23%, 8/22/11	2,000	2,000,000
Deutsche Bank AG, NY:
0.26%, 8/04/11 (b)	2,000	2,000,000
0.23%, 9/16/11	3,000	3,000,064
Mizuho Corporate Bank, Ltd., NY, 0.29%, 8/05/11	2,000	2,000,000
National Australia Bank, NY, 0.28%, 2/10/12 (b)	1,000	1,000,000
Royal Bank of Scotland Plc, CT, 0.52%, 9/19/11	2,800	2,800,000
Societe Generale, NY (d):
0.27%, 10/03/11	500	500,000
0.26%, 10/03/11	500	500,000
Sumitomo Mitsui Banking Corp., NY, 0.28%, 8/05/11	2,250	2,250,000
Toronto-Dominion Bank, NY:
0.33%, 9/06/11	1,200	1,200,000
0.27%, 1/12/12 (b)	1,000	1,000,000
UBS AG, Stamford Branch (b):
0.35%, 10/04/11	3,215	3,215,864
0.35%, 10/11/11	2,270	2,270,000
0.23%, 11/10/11	500	500,000
Westpac Banking Corp., NY, 0.27%, 11/04/11 (b)	2,500	2,500,000
Total Certificates of Deposit—18.2%		37,055,928

Commercial Paper

Antalis US Funding Corp. (c):
0.31%, 7/12/11	2,405	2,404,772
0.26%, 9/07/11	2,000	1,999,018
0.27%, 9/12/11	2,200	2,198,795
Argento Variable Funding Co. LLC, 0.26%, 8/08/11 (c)	3,000	2,999,177
Aspen Funding Corp., 0.22%, 8/22/11 (c)	2,000	1,999,364
Atlantis One Funding Corp., 0.14%, 7/07/11 (c)	1,675	1,674,961
BPCE SA, 0.25%, 9/15/11 (c)	3,000	2,998,417
Bryant Park Funding LLC, 0.14%, 7/25/11 (c)	2,500	2,499,767
CRC Funding LLC, 0.14%, 8/02/11 (c)	1,059	1,058,868
Cancara Asset Securitization LLC, 0.25%, 7/21/11 (c)	2,300	2,299,681
Credit Agricole North America Inc., 0.26%, 9/02/11 (c)	2,000	1,999,090
Credit Suisse, NY, 0.17%, 7/14/11 (c)	1,750	1,749,893
DNB NOR Bank, ASA, 0.21%, 9/12/11 (c)	2,500	2,498,935
Grampian Funding LLC (c):
0.31%, 7/05/11	1,900	1,899,935
0.27%, 7/11/11	2,325	2,324,826
0.25%, 8/31/11	2,500	2,498,941
Jupiter Sect Co. LLC, 0.14%, 7/27/11 (c)	3,000	2,999,697
Kells Funding LLC, 0.36%, 2/10/12 (b)	2,000	2,000,000
JPMorgan Chase & Co, 0.22%, 3/16/12 (b)	1,000	1,000,000
MetLife Short Term Funding LLC (c):
0.24%, 10/03/11	2,400	2,398,496
0.25%, 10/17/11	1,780	1,778,665
0.37%, 10/28/11	3,000	2,996,331
Mizuho Funding LLC, 0.14%, 7/05/11 (c)	3,000	2,999,953
Nieuw Amsterdam Receivables Corp. (c):
0.26%, 7/07/11	2,400	2,399,896
0.20%, 9/02/11	2,300	2,299,195

Commercial Paper	Par (000)	Value

Nordea North America Inc. (c):
0.22%, 10/19/11	$ 525	$ 524,639
0.22%, 10/20/11	805	804,442
0.22%, 10/28/11	2,200	2,198,400
Novartis Finance Corp., 0.26%, 8/12/11 (c)	2,000	1,999,393
Rabobank USA Financial Corp., 0.34%, 10/05/11 (c)	2,400	2,397,824
Solitare Funding LLC (c):
0.27%, 7/08/11	2,000	1,999,895
0.16%, 7/19/11	2,015	2,014,839
0.26%, 8/09/11	2,000	1,999,437
Starbird Funding Corp., 0.23%, 7/20/11 (c)	2,905	2,904,647
Surrey Funding Corp., 0.20%, 8/23/11 (c)	2,285	2,284,327
Sydney Capital Corp., 0.32%, 7/27/11 (c)	4,200	4,199,029
Thames Asset Global Securitization, 0.24%,
7/20/11 (c)	2,300	2,299,709
Thunder Bay Funding LLC, 0.19%, 10/03/11 (c)	2,000	1,999,008
US Collateralized Commercial Paper, 0.27%,
7/18/11 (c)	3,000	2,999,617
Variable Funding Capital Corp., 0.25%, 7/05/11 (c)	2,300	2,299,936
Victory Receivables Corp., 0.23%, 7/12/11 (c)	2,000	1,999,859
Westpac Banking Corp.:
0.21%, 10/06/11 (c)	2,000	1,998,868
0.27%, 1/06/12 (b)	2,500	2,500,000
0.42%, 1/13/12 (b)	2,500	2,500,000
Total Commercial Paper—48.0%		97,900,542

Corporate Notes (d)

JPMorgan Chase Bank NA, 0.30%, 7/17/12 (b)	2,310	2,310,000
KBC Bank NV, NY, 1.90%, 7/01/11 (a)	1,640	1,640,000
Total Corporate Notes—1.9%		3,950,000

Municipal Bonds (d)

California HFA, RB, VRDN, AMT, Home Mortgage,
Series U, AMT (Fannie Mae LOC, Freddie Mac LOC),
0.07%, 7/07/11	1,500	1,500,000
City & County of San Francisco California,
COP, FLOATS, VRDN, Series B001
(Morgan Stanley Bank Liquidity Facility),
0.23%, 7/07/11 (e)	1,300	1,300,000
City of Houston Texas, Refunding RB, VRDN, First Lien,
Series B-3 (Sumitomo Mitsui Banking LOC),
0.10%, 7/07/11	3,000	3,000,000
Colorado Housing & Finance Authority, RB, VRDN,
Class I, Series A-3, AMT (Fannie Mae LOC,
Freddie Mac LOC), 0.07%, 7/07/11	2,500	2,500,000
County of Catawba North Carolina, RB, VRDN,
Catawba Valley Medical Center (Branch Banking &
Trust LOC), 0.20%, 7/07/11	4,285	4,285,000
County of Harris Texas, RB, VRDN, MSTR,
Series SGC 31, Class A (Societe Generale LOC),
0.09%, 7/07/11 (e)	1,680	1,680,000
County of Pitkin Colorado, Refunding RB, VRDN,
Aspen Skiing Co. Project, Series A
(JPMorgan Chase & Co. LOC), 0.05%, 7/01/11	2,000	2,000,000
Michigan State HDA, Refunding RB, VRDN,
Series D (Fannie Mae LOC, Freddie Mac LOC),
0.08%, 7/07/11	1,465	1,465,000

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Municipal Bonds (d)	Par (000)	Value

New York City Industrial Development Agency,
RB, VRDN, New York Law School Project,
Series A (JPMorgan Chase Bank LOC),
0.06%, 7/07/11	$1,875	$ 1,875,000
Port Freeport Texas, RB, VRDN, Joint Venture Project,
AMT (JPMorgan Chase Bank LOC), 0.08%, 7/01/11	2,100	2,100,000
Rhode Island Housing & Mortgage Finance Corp.,
RB, VRDN, Groves at Johnston Project, AMT
(Freddie Mac Insurance, Freddie Mac LOC),
0.10%, 7/07/11	3,600	3,600,000
State of California, GO, VRDN:
Series C-4 (JPMorgan Chase & Co. LOC),
0.03%, 7/01/11	3,300	3,300,000
Series C-11 (BNP Paribas SA LOC),
0.08%, 7/07/11	2,400	2,400,000
Total Municipal Bonds—15.2%		31,005,000

US Government Sponsored Agency Obligations

Fannie Mae Variable Rate Notes (b):
0.18%, 7/26/12	2,500	2,499,465
0.22%, 9/17/12	2,500	2,499,385
0.22%, 12/20/12	1,500	1,499,553
Federal Home Loan Bank Discount Notes,
0.21%, 8/04/11 (c)	1,400	1,399,722
Federal Home Loan Bank Variable Rate Notes,
0.24%, 10/06/11 (b)	2,200	2,199,762
Freddie Mac Discount Notes (c):
0.10%, 8/17/11	2,500	2,499,674
0.19%, 8/30/11	1,000	999,683
Freddie Mac Variable Rate Notes (b):
0.14%, 12/29/11	2,000	1,999,499
0.16%, 4/03/12	2,000	1,999,384
0.13%, 11/02/12	2,000	1,998,374
0.24%, 1/24/13	500	499,684
Total US Government Sponsored Agency
Obligations—9.9%		20,094,185

US Treasury Obligations

US Treasury Bills, 0.27%, 9/22/11 (c)	2,000	1,998,778
US Treasury Notes:
0.88%, 1/31/12	4,725	4,744,133
4.50%, 9/30/11	2,500	2,526,208
Total US Treasury Obligations—4.5%		9,269,119

Repurchase Agreements	Par (000)	Value

Deutsche Bank Securities, Inc., 0.01%, 7/01/11
(Purchased on 6/30/11 at $3,867,000,
collateralized by Freddie Mac,
1.00% due 1/20/26, par and fair value of
$3,867,000 and $3,944,947, respectively)	$3,867	$ 3,867,000
Total Repurchase Agreements—1.9%		3,867,000
Total Investments (Cost—$203,141,774*)—99.6%		203,141,774
Other Assets Less Liabilities—0.4%		836,141
Net Assets—100.0%		$203,977,915

*	Cost for federal income tax purposes.
(a)	Issuer is a US branch of foreign domiciled bank.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:
•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2011 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$203,141,774	—	$203,141,774

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

321 Henderson Receivables I LLC,
Series 2010-1A, Class A, 5.56%,
7/15/59 (a)	USD	460	$ 482,916
ACE Securities Corp. (b):
Series 2003-OP1, Class A2, 0.91%,
12/25/33		23	18,336
Series 2005-ASP1, Class M1, 0.87%,
9/25/35		450	145,504
AmeriCredit Automobile Receivables
Trust, Series 2011-2,
Class C, 3.19%, 10/12/16		215	220,650
Bear Stearns Asset-Backed Securities
Trust, Series 2005-4,
Class A, 0.52%, 1/25/36 (b)		5	4,595
Capital One Multi-Asset Execution Trust, Series
2006-A5, Class A5, 0.25%, 1/15/16 (b)		100	99,705
Citibank Omni Master Trust (a):
Series 2009-A8, Class A8, 2.29%,
5/16/16 (b)		630	637,583
Series 2009-A12, Class A12, 3.35%,
8/15/16		250	255,939
Series 2009-A13, Class A13, 5.35%,
8/15/18		250	273,335
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.81%,
9/25/33		35	29,634
Series 2004-5, Class A, 0.64%,
10/25/34		50	42,314
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.55%, 11/25/35 (b)		259	99,626
Morgan Stanley ABS Capital I, Series 2005-HE1,
Class A2MZ, 0.49%, 12/25/34 (b)		35	30,844
Nelnet Student Loan Trust, Series 2006-1,
Class A5, 0.37%, 8/23/27 (b)		250	236,624
New Century Home Equity Loan Trust,
Series 2005-2, Class A2MZ, 0.45%,
6/25/35 (b)		103	98,537
Option One Mortgage Loan Trust, Series 2003-4,
Class A2, 0.83%, 7/25/33 (b)		77	62,514
RAAC, Series 2005-SP2, Class 2A, 0.49%,
6/25/44 (b)		264	188,169
Residential Asset Securities Corp., Series
2003-KS5, Class AIIB, 0.77%, 7/25/33 (b)		35	22,546
SLM Student Loan Trust (b):
Series 2004-A, Class A3, 0.65%,
6/15/33		100	87,331
Series 2008-5, Class A3, 1.57%,
1/25/18		230	236,279
Series 2008-5, Class A4, 1.97%,
7/25/23		750	783,735
Series 2009-B, Class A1, 6.19%,
7/15/42 (a)		257	244,552
Series 2010-C, Class A1, 1.84%,
12/15/17 (a)		188	189,559
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%,
8/15/16		147	146,733
Series 2011-S1A, Class C, 2.01%,
8/15/16		128	127,574
Series 2011-WO, Class C, 3.19%,
10/15/15		140	141,485
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%,
12/15/14		210	210,691

Asset-Backed Securities		Par (000)	Value

Santander Drive Auto Receivables Trust (concluded):
Series 2010-2, Class C, 3.89%,
7/17/17	USD	250	$ 255,985
Series 2010-B, Class B, 2.10%,
9/15/14 (a)		175	176,516
Series 2010-B, Class C, 3.02%,
10/17/16 (a)		185	189,148
Series 2011-1, Class D, 4.01%,
2/15/17		205	203,564
Series 2011-S1A, Class B, 1.48%,
5/15/17 (a)		121	120,790
Series 2011-S1A, Class D, 3.10%,
5/15/17 (a)		132	132,081
Scholar Funding Trust, Series 2011-A,
Class A, 1.17%, 10/28/43 (a)(b)		135	134,330
Structured Asset Securities Corp. (b):
Series 2004-23XS, Class 2A1,
0.49%, 1/25/35		100	70,277
Series 2006-BC3, Class A2,
0.24%, 10/25/36		13	12,781
Total Asset-Backed Securities—7.6%			6,412,782

Corporate Bonds

Auto Components—0.1%
BorgWarner, Inc., 4.63%, 9/15/20		65	66,245
Capital Markets—3.2%
The Bear Stearns Cos., Inc., 6.95%, 8/10/12		95	101,423
CDP Financial, Inc., 3.00%, 11/25/14 (a)		520	540,925
Credit Suisse AG, 5.40%, 1/14/20		60	60,743
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		260	278,964
3.70%, 8/01/15		200	203,654
3.63%, 2/07/16		943	953,239
Lehman Brothers Holdings, Inc. (c)(d):
6.50%, 7/19/17		150	75
6.75%, 12/28/17		325	162
Morgan Stanley:
2.76%, 5/14/13 (b)		480	492,826
5.63%, 9/23/19		100	102,615
			2,734,626
Chemicals—0.3%
CF Industries, Inc., 7.13%, 5/01/20		185	215,294
The Dow Chemical Co., 4.25%, 11/15/20		45	43,918
			259,212
Commercial Banks—6.7%
CIT Group, Inc.:
7.00%, 5/01/17		148	148,128
6.63%, 4/01/18 (a)		25	26,062
Canadian Imperial Bank of Commerce,
2.75%, 1/27/16 (a)		365	373,450
Corporacion Andina de Fomento, 6.88%,
3/15/12		220	228,608
DnB NOR Boligkreditt (a):
2.10%, 10/14/16		960	948,761
2.90%, 3/29/17		610	620,892
Eksportfinans ASA:
2.00%, 9/15/15		600	598,386
5.50%, 5/25/16		300	342,822
HSBC Bank Brasil SA - Banco Multiplo,
4.00%, 5/11/16 (a)		330	333,300
HSBC Bank Plc, 3.10%, 5/24/16 (a)		160	158,942

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Commercial Banks (concluded)
HSBC Holdings Plc, 5.10%, 4/05/21	USD	140	$ 143,470
Royal Bank of Canada, 3.13%, 4/14/15 (a)		955	992,778
Sparebanken 1 Boligkreditt (a):
1.25%, 10/25/13		385	384,606
2.63%, 5/27/17		390	390,494
			5,690,699
Construction Materials—0.2%
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		100	99,904
Lafarge SA, 7.13%, 7/15/36		40	39,339
			139,243
Consumer Finance—0.8%
Credit Acceptance Corp., 9.13%, 2/01/17 (a)		250	266,875
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		100	106,304
SLM Corp.:
5.40%, 10/25/11		180	181,795
6.25%, 1/25/16		162	168,075
			723,049
Diversified Financial Services—4.5%
Ally Financial, Inc., 8.00%, 3/15/20		210	223,125
Bank of America Corp.:
3.63%, 3/17/16		70	70,202
5.63%, 7/01/20		260	268,453
5.00%, 5/13/21		95	93,846
Citigroup, Inc.:
5.00%, 9/15/14		30	31,439
4.75%, 5/19/15		265	280,254
4.59%, 12/15/15		880	925,416
3.95%, 6/15/16		360	368,535
6.00%, 8/15/17		25	27,377
5.38%, 8/09/20		45	46,960
General Electric Capital Corp., 5.50%,
1/08/20		275	294,497
JPMorgan Chase Bank NA, 6.00%,
7/05/17		450	497,563
JPMorgan Chase & Co.:
0.91%, 2/26/13 (b)		150	151,061
3.15%, 7/05/16		260	261,591
Novus USA Trust, 1.51%, 11/18/11 (a)(b)		250	248,451
			3,788,770
Diversified Telecommunication Services—1.6%
GTE Corp., 6.84%, 4/15/18		270	314,083
Level 3 Escrow, Inc., 8.13%, 7/01/19 (a)		20	20,100
Level 3 Financing, Inc.:
8.75%, 2/15/17		21	21,420
10.00%, 2/01/18		40	42,950
Qwest Communications International, Inc.:
8.00%, 10/01/15		134	145,725
7.13%, 4/01/18		66	70,868
Qwest Corp.:
7.63%, 6/15/15		45	50,850
8.38%, 5/01/16		173	204,140
6.50%, 6/01/17		24	26,040
Telefonica Emisiones SAU, 4.95%, 1/15/15		275	292,638
Verizon Communications, Inc., 6.40%,
2/15/38		160	173,405
			1,362,219
Electric Utilities—2.2%
Alabama Power Co., 3.95%, 6/01/21		105	104,758
Cleveland Electric Illuminating Co., 8.88%,
11/15/18		13	16,662

Corporate Bonds		Par (000)	Value

Electric Utilities (concluded)
Duke Energy Carolinas LLC, 3.90%,
6/15/21	USD	85	$ 84,943
Florida Power & Light Co., 5.95%, 2/01/38		225	248,487
Georgia Power Co., 3.00%, 4/15/16		190	194,532
Hydro-Quebec:
9.40%, 2/01/21		90	128,964
8.40%, 1/15/22		170	234,486
8.05%, 7/07/24		445	613,244
Jersey Central Power & Light Co., 7.35%,
2/01/19		55	66,777
Southern California Edison Co., 3.88%,
6/01/21		110	109,790
Trans-Allegheny Interstate Line Co., 4.00%,
1/15/15 (a)		60	62,571
			1,865,214
Energy Equipment & Services—0.4%
Ensco Plc:
3.25%, 3/15/16		40	40,614
4.70%, 3/15/21		84	84,855
MEG Energy Corp., 6.50%, 3/15/21 (a)		135	135,675
Pride International, Inc., 6.88%, 8/15/20		55	63,964
			325,108
Food Products—0.3%
Kraft Foods, Inc.:
6.50%, 8/11/17		75	88,168
5.38%, 2/10/20		150	163,980
			252,148
Health Care Equipment & Supplies—0.2%
CareFusion Corp., 6.38%, 8/01/19		150	169,304
Health Care Providers & Services—0.7%
HCA, Inc., 7.25%, 9/15/20		225	241,594
Tenet Healthcare Corp.:
9.00%, 5/01/15		70	75,075
8.88%, 7/01/19		140	154,525
WellPoint, Inc., 5.25%, 1/15/16		80	89,219
			560,413
Hotels, Restaurants & Leisure—0.2%
Caesars Entertainment Operating Co., Inc.,
10.00%, 12/15/18		50	45,125
Yum! Brands, Inc.:
6.25%, 4/15/16		61	69,969
5.30%, 9/15/19		40	42,995
			158,089
IT Services—0.3%
First Data Corp. (a):
7.38%, 6/15/19		145	146,087
12.63%, 1/15/21		140	149,800
			295,887
Independent Power Producers & Energy Traders—0.2%
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		180	191,963
Insurance—2.8%
American International Group, Inc.:
5.45%, 5/18/17		85	88,775
8.18%, 5/15/58 (b)		25	27,315
Fairfax Financial Holdings, Ltd., 5.80%,
5/15/21 (a)		140	135,619
Hartford Life Global Funding Trusts, 0.43%,
6/16/14 (b)		550	536,395

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Insurance (concluded)
Lincoln National Corp., 7.00%, 6/15/40	USD	70	$ 78,936
Manulife Financial Corp., 3.40%,
9/17/15		190	195,872
Metropolitan Life Global Funding I (a):
2.88%, 9/17/12		150	153,293
2.50%, 1/11/13		690	702,492
Prudential Financial, Inc.:
5.38%, 6/21/20		110	115,885
4.50%, 11/15/20		110	109,265
Swiss Re Capital I LP, 6.85% (a)(b)(e)		125	120,186
XL Capital Ltd., Series E, 6.50%,
12/29/49 (b)		90	82,575
			2,346,608
Life Sciences Tools & Services—0.0%
Life Technologies Corp., 5.00%, 1/15/21		25	25,363
Machinery—0.1%
Navistar International Corp., 3.00%,
10/15/14 (f)		50	65,437
Media—3.3%
CBS Corp.:
4.63%, 5/15/18		35	36,070
8.88%, 5/15/19		80	101,981
5.75%, 4/15/20		60	65,030
CCH II LLC, 13.50%, 11/30/16		330	388,575
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		53	57,637
Series B, 9.25%, 12/15/17		343	373,870
Comcast Cable Communications
Holdings, Inc., 9.46%, 11/15/22		75	104,336
Comcast Corp.:
5.88%, 2/15/18		152	170,480
6.45%, 3/15/37		95	101,608
Cox Communications, Inc., 8.38%,
3/01/39 (a)		200	261,518
DIRECTV Holdings LLC, 3.13%,
2/15/16		115	116,668
Discovery Communications LLC, 3.70%,
6/01/15		120	126,263
NBC Universal Media LLC (a):
5.15%, 4/30/20		246	259,752
4.38%, 4/01/21		30	29,687
News America, Inc.:
6.40%, 12/15/35		140	146,407
6.15%, 2/15/41 (a)		120	118,876
Time Warner, Inc.:
4.70%, 1/15/21		50	50,659
6.10%, 7/15/40		30	30,497
Time Warner Cable, Inc., 5.88%,
11/15/40		115	113,501
Virgin Media Secured Finance Plc,
6.50%, 1/15/18		150	164,437
			2,817,852
Metals & Mining—1.2%
AngloGold Ashanti Holdings Plc, 5.38%,
4/15/20		75	73,846
Barrick Gold Corp., 2.90%, 5/30/16 (a)		530	529,583
Barrick North America Finance LLC, 4.40%,
5/30/21 (a)		5	4,977
Cliffs Natural Resources, Inc., 4.88%,
4/01/21		120	120,331
Corporacion Nacional del Cobre de Chile,
3.75%, 11/04/20 (a)		100	95,007

Corporate Bonds		Par (000)	Value

Metals & Mining (concluded)
Novelis, Inc., 8.75%, 12/15/20	USD	155	$ 167,400
			991,144
Multi-Utilities—0.1%
Xcel Energy, Inc., 6.50%, 7/01/36		90	102,558
Multiline Retail—0.7%
Dollar General Corp., 11.88%, 7/15/17 (g)		185	210,900
Macy's Retail Holdings, Inc., 5.90%,
12/01/16		220	246,964
Wal-Mart Stores, Inc., 5.63%, 4/15/41		120	123,803
			581,667
Oil, Gas & Consumable Fuels—5.1%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		304	342,179
6.38%, 9/15/17		181	207,486
Arch Coal, Inc., 7.25%, 10/01/20		220	223,850
BP Capital Markets Plc:
3.13%, 3/10/12		400	406,937
3.13%, 10/01/15		80	82,136
Chesapeake Energy Corp., 6.63%,
8/15/20		130	136,825
Consol Energy, Inc.:
8.00%, 4/01/17		59	64,310
8.25%, 4/01/20		21	22,890
El Paso Pipeline Partners
Operating Co., LLC, 6.50%, 4/01/20		135	151,126
Enterprise Products Operating LLC:
5.20%, 9/01/20		160	168,710
6.13%, 10/15/39		100	101,694
KeySpan Gas East Corp., 5.82%,
4/01/41 (a)		60	61,719
Kinder Morgan Energy Partners LP:
5.30%, 9/15/20		46	48,392
6.55%, 9/15/40		25	26,174
6.38%, 3/01/41		40	40,946
Marathon Petroleum Corp., 6.50%,
3/01/41 (a)		151	156,063
MidAmerican Energy Holdings Co.,
5.95%, 5/15/37		250	262,950
Nexen, Inc., 7.50%, 7/30/39		210	234,897
Petrobras International Finance Co.:
3.88%, 1/27/16		330	336,045
5.88%, 3/01/18		20	21,519
5.75%, 1/20/20		460	490,707
Rockies Express Pipeline LLC (a):
3.90%, 4/15/15		210	213,076
6.85%, 7/15/18		50	56,062
Tennessee Gas Pipeline Co., 7.00%,
10/15/28		35	40,295
Valero Energy Corp.:
6.13%, 2/01/20		60	65,936
6.63%, 6/15/37		41	42,749
Western Gas Partners LP, 5.38%, 6/01/21		170	175,058
Williams Partners LP, 4.13%, 11/15/20		75	71,992
Woodside Finance, Ltd., 4.60%, 5/10/21 (a)		50	49,074
			4,301,797
Paper & Forest Products—0.0%
International Paper Co., 5.30%, 4/01/15		10	10,936
Pharmaceuticals—0.3%
Teva Pharmaceutical Finance LLC, 3.00%,
6/15/15		120	123,481
Wyeth, 6.00%, 2/15/36		90	97,312
			220,793

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Real Estate Investment Trusts (REITs)—0.3%
Hospitality Properties Trust, 5.63%, 3/15/17	USD	86	$ 88,923
Mack-Cali Realty LP, 7.75%, 8/15/19		75	90,226
Ventas Realty LP / Ventas Capital Corp.,
4.75%, 6/01/21		65	63,450
			242,599
Real Estate Management & Development—0.3%
Realogy Corp., 7.88%, 2/15/19 (a)		175	173,250
WEA Finance LLC, 4.63%, 5/10/21 (a)		70	67,932
			241,182
Road & Rail—0.3%
Burlington Northern Santa Fe LLC, 5.75%,
5/01/40		240	247,227
Software—0.1%
Oracle Corp., 3.88%, 7/15/20 (a)		110	109,303
Thrifts & Mortgage Finance—0.9%
The PMI Group Inc., 6.00%, 9/15/16		340	192,100
Radian Group, Inc.:
5.63%, 2/15/13		340	329,800
5.38%, 6/15/15		340	276,250
			798,150
Tobacco—0.3%
Philip Morris International, Inc., 4.50%,
3/26/20		290	301,483
Wireless Telecommunication Services—1.4%
Cricket Communications, Inc.,
7.75%, 5/15/16		110	116,600
Crown Castle Towers LLC,
6.11%, 1/15/40 (a)		385	420,081
Intelsat Jackson Holdings SA, 7.25%,
4/01/19 (a)		84	83,370
Sprint Capital Corp., 6.88%, 11/15/28		47	44,533
Vodafone Group Plc, 4.15%, 6/10/14		485	520,375
			1,184,959
Total Corporate Bonds—39.1%			33,171,247

Foreign Agency Obligations

Hellenic Republic Government Bond,
4.60%, 9/20/40	EUR	40	23,997
Kreditanstalt fuer Wiederaufbau,
1.38%, 7/15/13	USD	160	162,281
Mexico Government International Bond:
6.38%, 1/16/13		130	140,075
5.63%, 1/15/17		90	102,285
Poland Government International Bond,
5.13%, 4/21/21		165	170,569
United Mexican States, Series A,
5.13%, 1/15/20		80	86,400
Total Foreign Agency Obligations—0.8%			685,607

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—3.9%
Arkle Master Issuer Plc, Series 2010-1A,
Class 2A, 1.41%, 5/17/60 (a)(b)		360	359,420
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2006-0A5, Class 2A1,
0.39%, 4/25/46 (b)		123	65,633
Series 2006-0A5, Class 3A1,
0.39%, 4/25/46 (b)		214	134,398

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
Countrywide Home Loan Mortgage
Pass-Through Trust: (continued)
Series 2007-J3, Class A10,
6.00%, 7/25/37	USD	492	$ 414,747
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1,
6.00%, 10/25/21		111	91,400
Series 2010-RR2, Class 2A,
5.99%, 9/15/39 (a)(b)		250	270,547
Series 2011-2R, Class 1A1,
5.07%, 3/27/37 (a)(b)		166	158,796
Series 2011-2R, Class 2A1,
3.69%, 7/27/36 (a)(b)		390	386,006
First Horizon Asset Securities, Inc., Series
2005-AR3, Class 3A1, 5.52%, 8/25/35 (b)		101	89,201
Impac Secured Assets CMN Owner Trust,
Series 2004-3, Class 1A4,
0.99%, 11/25/34 (b)		46	42,825
IndyMac INDA Mortgage Loan Trust,
Series 2007-AR7, Class 1A1,
5.84%, 11/25/37		176	141,877
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2,
5.88%, 7/25/36		35	34,110
Series 2007-S1, Class 1A2,
5.50%, 3/25/22		35	34,191
Residential Accredit Loans, Inc., Series
2006-Q02, Class A1, 0.41%, 2/25/46 (b)		154	57,130
Structured Adjustable Rate Mortgage Loan
Trust, Series 2007-3, Class 3A1, 5.38%,
4/25/47 (b)		382	256,010
Structured Asset Securities Corp., Series
2005-GEL2, Class A, 0.47%, 4/25/35 (b)		28	25,480
Thornburg Mortgage Securities Trust (b):
Series 2006-4, Class A1,
0.32%, 7/25/36		364	363,072
Series 2006-5, Class A1,
0.31%, 10/25/46		356	354,234
			3,279,077
Commercial Mortgage-Backed Securities—8.0%
Banc of America Commercial Mortgage, Inc.:
Series 2003-2, Class A3,
4.87%, 3/11/41 (b)		755	777,855
Series 2006-4, Class AM,
5.68%, 7/10/46		60	59,625
Series 2006-5, Class AM,
5.45%, 9/10/47		30	29,984
Series 2007-1, Class A4,
5.45%, 1/15/49		470	508,296
Series 2007-3, Class A4,
5.80%, 6/10/49 (b)		290	312,046
Bear Stearns Commercial Mortgage Securities (b):
Series 2005-PW10, Class AM,
5.45%, 12/11/40		30	30,103
Series 2006-PW11, Class A4,
5.62%, 3/11/39		825	902,097
CS First Boston Mortgage Securities Corp.,
Series 2002-CP5, Class A1,
4.11%, 12/15/35		92	93,003
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2006-CD3, Class A5, 5.62%,
10/15/48		60	65,126
DBUBS Mortgage Trust, Series 2011-LC2A,
Class A4, 4.54%, 5/10/21 (a)(b)		190	190,528

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Extended Stay America Trust,
Series 2010-ESHA (a):
Class A, 2.95%, 11/05/27	USD	376	$ 373,781
Class C, 4.86%, 11/05/27		285	284,516
Class D, 5.50%, 11/05/27		165	164,723
GMAC Commercial Mortgage Securities, Inc.:
Series 2003-C3, Class A3,
4.65%, 4/10/40		105	107,436
Series 2006-C1, Class AM,
5.29%, 11/10/45 (b)		50	49,581
GS Mortgage Securities Corp. II, Series
2006-GG6, Class AM, 5.62%, 4/10/38 (b)		110	109,431
Greenwich Capital Commercial
Funding Corp. (b):
Series 2006-GG7, Class AJ,
6.08%, 7/10/38		70	63,819
Series 2006-GG7, Class AM,
6.08%, 7/10/38		75	77,062
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2006-CB14, Class AM,
5.62%, 12/12/44 (b)		80	78,718
Series 2007-CB18, Class A3,
5.45%, 6/12/47		225	236,328
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM,
6.09%, 6/15/38 (b)		40	41,869
Series 2006-C7, Class AM,
5.38%, 11/15/38		40	39,023
Series 2007-C6, Class A4,
5.86%, 7/15/40 (b)		135	146,468
Morgan Stanley Capital I:
Series 1998-WF2, Class G,
6.34%, 7/15/30 (a)(b)		130	137,709
Series 2004-HQ4, Class A7,
4.97%, 4/14/40		250	265,917
Series 2007-HQ12, Class A2FL,
0.44%, 4/12/49		56	51,837
Series 2007-HQ12, Class A2FX,
5.78%, 4/12/49 (b)		102	107,354
Morgan Stanley Reremic Trust,
Series 2011-IO, Class A,
2.50%, 3/23/51 (a)(h)		100	99,703
RBSCF Trust, Series 2010-RR3,
Class WBTA, 6.10%, 2/16/51 (a)(b)		380	424,529
Wachovia Bank Commercial Mortgage Trust (b):
Series 2005-C20, Class A6A,
5.11%, 7/15/42		680	698,956
Series 2007-C33, Class A4,
6.10%, 2/15/51		280	304,624
			6,832,047
Total Non-Agency Mortgage-Backed Securities—11.9%			10,111,124

Preferred Securities

Capital Trusts

Capital Markets—0.2%
Credit Suisse Guernsey Ltd., 5.86% (b)(e)		180	171,990
Lehman Brothers Holdings Capital
Trust VII, 5.86% (c)(d)(e)		55	6
			171,996

Preferred Securities		Par (000)	Value

Commercial Banks—0.3%
ABN AMRO North America Holding
Preferred Capital Repackaging
Trust I, 6.52% (a)(b)(e)	USD	150	$ 138,750
Fifth Third Capital Trust IV, 6.50%, (b)(e)		70	68,775
State Street Capital Trust IV, 1.25%		20	16,192
Wachovia Capital Trust III, 5.57%, (b)(e)		15	13,725
			237,442
Insurance—0.0%
Genworth Financial, Inc., 6.15%, (b)(e)		20	14,550
Liberty Mutual Group, Inc.,
10.75%, (a)(b)(e)		20	26,550
			41,100
Total Capital Trusts—0.5%			450,538

Trust Preferreds

Commercial Banks—0.0%
SunTrust Capital VIII, 6.10%, 12/15/36 (b)		15	14,700
Total Trust Preferreds—0.0%			14,700
Total Preferred Securities—0.5%			465,238

Taxable Municipal Bonds
New York City Municipal Water Finance
Authority, RB, Second General Resolution,
Series EE:
5.38%, 6/15/43		95	100,518
5.50%, 6/15/43		115	123,685
State of California, GO, Various Purpose,
Series 3, 5.45%, 4/01/15		315	343,703
Total Taxable Municipal Bonds—0.7%			567,906

US Government Sponsored Agency Securities

Agency Obligations—1.7%
Fannie Mae, 4.40%, 10/09/19		275	192,508
Federal Home Loan Bank of Chicago,
5.63%, 6/13/16 (i)		550	611,049
Freddie Mac, 3.53%, 9/30/19		195	195,756
Tennessee Valley Authority,
5.25%, 9/15/39 (j)		450	476,465
			1,475,778
Collateralized Mortgage Obligations—0.8%
Freddie Mac Mortgage-Backed Securities:
Series K013, Class A2,
3.97%, 1/25/21 (b)		440	445,241
Series 3068, Class VA,
5.50%, 10/15/16		216	218,972
			664,213
Federal Deposit Insurance Corporation Guaranteed—0.2%
General Electric Capital Corp.,
2.13%, 12/21/12		195	199,648
Interest Only Collateralized Mortgage Obligations—1.1%
Ginnie Mae Mortgage-Backed Securities:
Series 2009-106, Class SU,
6.01%, 5/20/37 (b)		470	63,768
Series 2009-108, Class WI,
5.00%, 9/20/38		181	37,942
Series 2010-43, Class JI,
5.00%, 9/20/37		559	98,035

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities		Par (000)	Value

Interest Only Collateralized Mortgage Obligations (concluded)
Series 2010-121, Class IB,
5.00%, 8/20/40	USD	288	$ 65,453
Series 2010-158, Class AI,
4.50%, 10/16/39		568	109,799
Series 2010-165, Class IP,
4.00%, 4/20/38		786	134,106
Series 2011-41, Class AI,
4.50%, 12/20/39		691	138,576
Series 2011-41, Class BI,
5.00%, 5/20/40		1,270	242,777
			890,456
Mortgage-Backed Securities—55.4%
Fannie Mae Mortgage-Backed Securities:
3.06%, 3/01/41		93	95,918
3.15%, 3/01/41		195	201,281
3.32%, 12/01/40		219	226,808
3.50%, 7/15/26—7/15/41 (k)		1,700	1,638,000
4.00%, 6/15/26—7/15/41 (k)		9,212	9,036,085
4.50%, 7/15/26—7/15/41 (k)		10,484	11,181,419
4.81%, 8/01/38		387	414,753
5.00%, 7/15/26—7/15/41 (k)		6,197	6,602,697
5.50%, 7/15/41 (k)		4,685	5,087,458
6.00%, 7/15/41 (k)		2,882	3,171,942
6.50%, 7/15/41 (k)		1,700	1,924,720
7.00%, 2/01/16		31	34,016
Freddie Mac Mortgage-Backed Securities:
3.06%, 2/01/41		197	203,786
4.00%, 5/01/26		1,182	1,235,670
4.50%, 4/01/41		1,651	1,707,917
4.93%, 4/01/38		322	344,310
5.00%, 7/15/41 (k)		2,795	2,968,603
5.50%, 7/15/41 (k)		100	108,016
6.00%, 6/01/35		109	119,952
6.50%, 7/15/41		600	676,313
Ginnie Mae Mortgage-Backed Securities,
5.50%, 5/20/36		32	35,672
			47,015,336
Total US Government Sponsored Agency Securities—59.2%			50,245,431

US Treasury Obligations

US Treasury Bonds:
8.13%, 5/15/21 (j)		930	1,328,011
8.13%, 8/15/21		210	300,562
6.25%, 8/15/23 (j)		920	1,167,106
3.50%, 2/15/39 (j)		1,135	974,681
4.38%, 5/15/40		171	170,894
4.75%, 2/15/41		675	717,504
4.38%, 5/15/41 (j)		4,325	4,318,253
US Treasury Notes:
0.50%, 5/31/13 (j)		485	485,512
0.75%, 6/15/14 (j)		2,490	2,487,082
1.75%, 5/31/16 (j)		775	776,209
1.50%, 6/30/16 (j)		1,020	1,007,566
2.38%, 5/31/18 (j)		630	626,655
2.63%, 8/15/20		270	261,352
3.13%, 5/15/21 (j)		6,925	5,790,635
4.25%, 5/15/39		440	431,613
Total US Treasury Obligations—24.6%			20,843,635
Total Long-Term Investments
(Cost—$122,605,584)—144.4%			122,502,970

Options Purchased		Contracts	Value

Exchange-Traded Call Options—0.0%
10-Year US Treasury Note, Strike Price
USD 121.50, Expires 8/26/11		15	$ 28,359
Exchange-Traded Put Options—0.0%
5-Year US Treasury Note, Expires 8/26/11:
Strike Price USD 116.00		16	3,125
Strike Price USD 117.00		23	7,367
Strike Price USD 119.00		5	4,258
10-Year US Treasury Note, Strike Price
USD 121.50, Expires 8/26/11		15	15,937
Euro Dollar 1-Year Mid-Curve Options:
Strike Price USD 98.25, Expires 9/16/11		46	863
Strike Price USD 98.50, Expires 9/16/11		52	2,275
			33,825

		Notional Amount (000)

Over-the-Counter Call Swaptions—0.7%
Receive a fixed rate of 3.54% and pay a
floating rate based on 3-month LIBOR,
Expires 12/01/11, Broker Citibank NA	USD	1,400	37,830
Receive a fixed rate of 3.63% and pay a
floating rate based on 3-month LIBOR,
Expires 12/02/11, Broker Deutsche
Bank AG		200	6,382
Receive a fixed rate of 1.76% and pay a
floating rate based on 3-month LIBOR,
Expires 1/26/12, Broker Deutsche
Bank AG		2,300	32,140
Receive a fixed rate of 3.86% and pay a
floating rate based on 3-month LIBOR,
Expires 5/03/12, Broker Bank of
New York Mellon		700	30,183
Receive a fixed rate of 3.15% and pay a
floating rate based on 3-month LIBOR,
Expires 6/11/12, Broker Deutsche
Bank AG		300	4,765
Receive a fixed rate of 3.66% and pay a
floating rate based on 3-month LIBOR,
Expires 6/29/12, Broker Bank of
New York Mellon		400	13,435
Receive a fixed rate of 3.89% and pay a
floating rate based on 3-month LIBOR,
Expires 7/09/12, Broker Goldman Sachs
Bank USA		1,100	48,346
Receive a fixed rate of 3.93% and pay a
floating rate based on 3-month LIBOR,
Expires 7/16/12, Broker Goldman Sachs
Bank USA		1,100	50,395
Receive a fixed rate of 3.70% and pay a
floating rate based on 3-month LIBOR,
Expires 8/03/12, Broker Credit Suisse
International		1,200	42,118
Receive a fixed rate of 3.30% and pay a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker JPMorgan
Chase Bank NA		1,000	20,595
Receive a fixed rate of 3.46% and pay a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker UBS AG		1,700	43,103

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Call Swaptions (concluded)
Receive a fixed rate of 4.36% and pay a
floating rate based on 3-month LIBOR,
Expires 1/14/13, Broker Citibank NA	USD	500	$ 31,758
Receive a fixed rate of 3.99% and pay a
floating rate based on 3-month LIBOR,
Expires 6/03/13, Broker Goldman Sachs
Bank USA		1,300	56,045
Receive a fixed rate of 3.99% and pay a
floating rate based on 3-month LIBOR,
Expires 6/03/13, Broker Royal Bank of
Scotland Plc		600	25,928
Receive a fixed rate of 3.81% and pay a
floating rate based on 3-month LIBOR,
Expires 9/17/13, Broker Citibank NA		400	14,104
Receive a fixed rate of 3.88% and pay a
floating rate based on 3-month LIBOR,
Expires 10/28/13, Broker Deutsche
Bank AG		400	15,061
Receive a fixed rate of 4.49% and pay a
floating rate based on 3-month LIBOR,
Expires 5/20/14, Broker Morgan Stanley
Capital Services, Inc.		100	5,851
Receive a fixed rate of 4.46% and pay a
floating rate based on 3-month LIBOR,
Expires 5/27/14, Broker Morgan Stanley
Capital Services, Inc.		1,200	68,874
Receive a fixed rate of 4.88% and pay a
floating rate based on 3-month LIBOR,
Expires 5/16/16, Broker Royal Bank of
Scotland Plc		400	26,640
Receive a fixed rate of 4.76% and pay a
floating rate based on 3-month LIBOR,
Expires 5/17/16, Broker Goldman Sachs
International		400	24,971
			598,524
Over-the-Counter Put Swaptions—0.9%
Pay a fixed rate of 2.55% and receive a
floating rate based on 3-month LIBOR,
Expires 8/19/11, Broker Credit Suisse
International		2,800	4,302
Pay a fixed rate of 2.30% and receive a
floating rate based on 3-month LIBOR,
Expires 10/13/11, Broker BNP
Paribas SA		2,200	20,164
Pay a fixed rate of 3.75% and receive a
floating rate based on 3-month LIBOR,
Expires 10/24/11, Broker Credit Suisse
International		1,300	12,798
Pay a fixed rate of 3.54% and receive a
floating rate based on 3-month LIBOR,
Expires 12/01/11, Broker Citibank NA		1,400	29,981
Pay a fixed rate of 3.63% and receive a
floating rate based on 3-month LIBOR,
Expires 12/02/11, Broker Deutsche
Bank AG		200	3,630
Pay a fixed rate of 1.76% and receive a
floating rate based on 3-month LIBOR,
Expires 1/26/12, Broker Deutsche
Bank AG		2,300	3,071

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Put Swaptions (continued)
Pay a fixed rate of 2.50% and receive a
floating rate based on 3-month LIBOR,
Expires 1/26/12, Broker Deutsche
Bank AG	USD	1,100	$ 456
Pay a fixed rate of 3.86% and receive a
floating rate based on 3-month LIBOR,
Expires 5/03/12, Broker Bank of
New York Mellon		700	19,506
Pay a fixed rate of 3.66% and receive a
floating rate based on 3-mont LIBOR,
Expires 6/29/12, Broker Bank of
New York Mellon		400	16,542
Pay a fixed rate of 3.89% and receive a
floating rate based on 3-month LIBOR,
Expires 7/09/12, Broker Goldman Sachs
Bank USA		1,100	36,808
Pay a fixed rate of 3.93% and receive a
floating rate based on 3-month LIBOR,
Expires 7/16/12, Broker Goldman Sachs
Bank USA		1,100	35,998
Pay a fixed rate of 3.70% and receive a
floating rate based on 3-month LIBOR,
Expires 8/03/12, Broker Credit Suisse
International		1,200	51,751
Pay a fixed rate of 3.30% and receive a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker JPMorgan
Chase Bank NA		1,000	70,776
Pay a fixed rate of 3.46% and receive a
floating rate based on 3-month LIBOR,
Expires 10/22/12, Broker UBS AG		1,700	106,299
Pay a fixed rate of 4.36% and receive a
floating rate based on 3-month LIBOR,
Expires 1/14/13, Broker Citibank NA		500	16,925
Pay a fixed rate of 3.99% and receive a
floating rate based on 3-month LIBOR,
Expires 6/03/13, Broker Goldman Sachs
Bank USA		1,300	74,994
Pay a fixed rate of 3.99% and receive a
floating rate based on 3-month LIBOR,
Expires 6/03/13, Broker Royal Bank of
Scotland Plc		600	34,551
Pay a fixed rate of 3.81% and receive a
floating rate based on 3-month LIBOR,
Expires 9/17/13, Broker Citibank NA		400	29,544
Pay a fixed rate of 3.88% and receive a
floating rate based on 3-month LIBOR,
Expires 10/28/13, Broker Deutsche
Bank AG		400	29,303
Pay a fixed rate of 4.49% and receive a
floating rate based on 3-month LIBOR,
Expires 5/20/14, Broker Morgan
Stanley Capital Services, Inc.		100	6,091
Pay a fixed rate of 4.46% and receive a
floating rate based on 3-month LIBOR,
Expires 5/27/14, Broker Morgan Stanley
Capital Services, Inc.		1,200	74,570
Pay a fixed rate of 4.88% and receive a
floating rate based on 3-month LIBOR,
Expires 5/16/16, Broker Royal Bank of
Scotland Plc		400	27,927

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)	Value

Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 4.76% and receive a
floating rate based on 3-month LIBOR,
Expires 5/17/16, Broker Goldman Sachs
International	USD	400	$ 29,479
			735,466
Total Options Purchased
(Cost—$1,589,690)—1.6%			1,396,174
Total Investments Before TBA Sale Commitments
and Options Written
(Cost—$124,195,274*)—146.0%			$123,899,144

TBA Sale Commitments (k)		Par (000)

Fannie Mae Mortgage-Backed Securities:
3.50%, 7/15/41		800	(765,000)
4.00%, 6/15/26—7/15/41		2,600	(2,674,812)
4.50%, 7/15/41		2,500	(2,586,328)
5.00%, 7/15/41		1,100	(1,168,750)
6.00%, 7/15/41		400	(439,375)
6.50%, 7/15/41		600	(679,313)
Freddie Mac Mortgage-Backed Securities:
4.00%, 7/15/41		1,200	(1,248,937)
4.50%, 7/15/41		1,700	(1,756,047)
5.00%, 7/15/41		2,000	(2,121,876)
6.50%, 7/15/41		600	(676,313)
Total TBA Sale Commitments
(Proceeds—$14,173,859)—(16.6)%			(14,116,751)

Options Written		Contracts	Value

Exchange-Traded Call Options—0.0%
30-Year US Treasury Bond, Strike Price
USD 124.00, Expires 8/26/11		9	(14,906)
Exchange-Traded Put Options—0.0%
30-Year US Treasury Bond, Strike Price
USD 124.00, Expires 8/26/11		9	(23,625)
Euro Dollar 1-Year Mid-Curve Options:
Strike Price USD 97.75, Expires 9/16/11		46	(288)
Strike Price USD 98.00, Expires 9/16/11		52	(325)
			(24,238)

		Notional Amount (000)

Over-the-Counter Call Swaptions—(1.4)%
Pay a fixed rate of 2.90% and receive a
floating rate based on 3-month LIBOR,
Expires 11/30/11, Broker UBS AG	USD	2,200	(14,630)
Pay a fixed rate of 3.85% and receive a
floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker UBS AG		300	(13,496)
Pay a fixed rate of 3.00% and receive a
floating rate based on 3-month LIBOR,
Expires 12/29/11, Broker UBS AG		600	(5,422)
Pay a fixed rate of 2.08% and receive a
floating rate based on 3-month LIBOR,
Expires 2/07/12, Broker Goldman Sachs
Bank USA		2,000	(38,968)

Options Written		Notional Amount (000)	Value

Over-the-Counter Call Swaptions (continued)
Pay a fixed rate of 3.90% and receive a
floating rate based on 3-month LIBOR,
Expires 3/19/12, Broker UBS AG	USD	1,300	$ (60,011)
Pay a fixed rate of 3.98% and receive a
floating rate based on 3-month LIBOR,
Expires 4/20/12, Broker Deutsche
Bank AG		1,000	(49,885)
Pay a fixed rate of 3.93% and receive a
floating rate based on 3-month LIBOR,
Expires 4/27/12, Broker Deutsche
Bank AG		1,700	(79,858)
Pay a fixed rate of 3.93% and receive a
floating rate based on 3-month LIBOR,
Expires 4/27/12, Broker UBS AG		1,500	(70,463)
Pay a fixed rate of 2.65% and receive a
floating rate based on 3-month LIBOR,
Expires 6/11/12, Broker Deutsche
Bank AG		300	(1,848)
Pay a fixed rate of 2.90% and receive a
floating rate based on 3-month LIBOR,
Expires 6/11/12, Broker Deutsche
Bank AG		300	(3,049)
Pay a fixed rate of 4.05% and receive a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Deutsche
Bank AG		900	(47,705)
Pay a fixed rate of 3.83% and receive a
floating rate based on 3-month LIBOR,
Expires 7/30/12, Broker Citibank NA		300	(12,287)
Pay a fixed rate of 3.77% and receive a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker UBS AG		800	(29,367)
Pay a fixed rate of 4.03% and receive a
floating rate based on 3-month LIBOR,
Expires 12/06/12, Broker UBS AG		1,000	(47,780)
Pay a fixed rate of 4.47% and receive a
floating rate based on 3-month LIBOR,
Expires 12/17/12, Broker Deutsche
Bank AG		500	(35,272)
Pay a fixed rate of 4.52% and receive a
floating rate based on 3-month LIBOR,
Expires 3/01/13, Broker UBS AG		500	(35,291)
Pay a fixed rate of 4.92% and receive a
floating rate based on 3-month LIBOR,
Expires 3/05/13, Broker Deutsche
Bank AG		3,000	(282,278)
Pay a fixed rate of 4.32% and receive a
floating rate based on 3-month LIBOR,
Expires 5/28/13, Broker Royal Bank
of Scotland Plc		400	(23,051)
Pay a fixed rate of 4.07% and receive a
floating rate based on 3-month LIBOR,
Expires 7/08/13, Broker Deutsche
Bank AG		800	(36,711)
Pay a fixed rate of 5.07% and receive a
floating rate based on 3-month LIBOR,
Expires 2/10/14, Broker Deutsche
Bank AG		800	(71,326)
Pay a fixed rate of 3.88% and receive a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker JPMorgan
Chase Bank		1,100	(32,490)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	Value

Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 3.90% and receive a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank
of Scotland Plc	USD	1,400	$ (41,825)
Pay a fixed rate of 3.96% and receive a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank
of Scotland Plc		500	(15,715)
Pay a fixed rate of 4.84% and receive a
floating rate based on 3-month LIBOR,
Expires 12/02/14, Broker JPMorgan
Chase Bank NA		700	(49,528)
Pay a fixed rate of 4.89% and receive a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche
Bank AG		800	(58,372)
			(1,156,628)
Over-the-Counter Put Swaptions—(0.8)%
Receive a fixed rate of 2.15% and pay a
floating rate based on 3-month LIBOR,
Expires 8/26/11, Broker Citibank NA		600	(4,422)
Receive a fixed rate of 3.95% and pay a
floating rate based on 3-month LIBOR,
Expires 11/30/11, Broker UBS AG		2,200	(19,800)
Receive a fixed rate of 3.85% and pay a
floating rate based on 3-month LIBOR,
Expires 12/12/11, Broker UBS AG		300	(3,848)
Receive a fixed rate of 4.00% and pay a
floating rate based on 3-month LIBOR,
Expires 12/29/11, Broker UBS AG		600	(6,789)
Receive a fixed rate of 2.08% and pay a
floating rate based on 3-month LIBOR,
Expires 2/07/12, Broker Goldman Sachs
Bank USA		2,000	(1,885)
Receive a fixed rate of 3.90% and pay a
floating rate based on 3-month LIBOR,
Expires 3/19/12, Broker UBS AG		1,300	(28,269)
Receive a fixed rate of 3.98% and pay a
floating rate based on 3-month LIBOR,
Expires 4/20/12, Broker Deutsche
Bank AG		1,000	(22,722)
Receive a fixed rate of 3.93% and pay a
floating rate based on 3-month LIBOR,
Expires 4/27/12, Broker Deutsche
Bank AG		1,700	(42,412)
Receive a fixed rate of 3.93% and pay a
floating rate based on 3-month LIBOR,
Expires 4/27/12, Broker UBS AG		1,500	(37,422)
Receive a fixed rate of 4.05% and pay a
floating rate based on 3-month LIBOR,
Expires 6/18/12, Broker Deutsche
Bank AG		900	(23,475)
Receive a fixed rate of 3.83% and pay a
floating rate based on 3-month LIBOR,
Expires 7/30/12, Broker Citibank NA		300	(11,249)
Receive a fixed rate of 3.77% and pay a
floating rate based on 3-month LIBOR,
Expires 11/23/12, Broker UBS AG		800	(40,659)
Receive a fixed rate of 4.03% and pay a
floating rate based on 3-month LIBOR,
Expires 12/06/12, Broker UBS AG		1,000	(41,782)

Options Written		Notional Amount (000)	Value

Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 4.47% and pay a
floating rate based on 3-month LIBOR,
Expires 12/17/12, Broker Deutsche
Bank AG	USD	500	$ (14,381)
Receive a fixed rate of 4.52% and pay a
floating rate based on 3-month LIBOR,
Expires 3/01/13, Broker UBS AG		500	(16,354)
Receive a fixed rate of 4.92% and pay a
floating rate based on 3-month LIBOR,
Expires 3/05/13, Broker Deutsche
Bank AG		3,000	(70,042)
Receive a fixed rate of 4.32% and pay a
floating rate based on 3-month LIBOR,
Expires 5/28/13, Broker Royal Bank of
Scotland Plc		400	(18,028)
Receive a fixed rate of 4.07% and pay a
floating rate based on 3-month LIBOR,
Expires 7/08/13, Broker Deutsche
Bank AG		800	(45,656)
Receive a fixed rate of 5.07% and pay a
floating rate based on 3-month LIBOR,
Expires 2/10/14, Broker Deutsche
Bank AG		800	(30,415)
Receive a fixed rate of 3.88% and pay a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker JPMorgan
Chase Bank		1,100	(42,337)
Receive a fixed rate of 3.90% and pay a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank of
Scotland Plc		1,400	(53,439)
Receive a fixed rate of 3.96% and pay a
floating rate based on 3-month LIBOR,
Expires 6/09/14, Broker Royal Bank of
Scotland Plc		500	(18,386)
Receive a fixed rate of 4.84% and pay a
floating rate based on 3-month LIBOR,
Expires 12/02/14, Broker JPMorgan
Chase Bank NA		700	(40,147)
Receive a fixed rate of 4.89% and pay a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche
Bank AG		800	(44,633)
			(678,552)
Total Options Written
(Premiums Received—$2,012,393)—(2.2)%			(1,874,324)
Total Investments, Net of TBA Sale Commitments
and Outstanding Options Written—127.2%			107,908,069
Liabilities in Excess of Other Assets—(27.2)%			(23,063,265)
Net Assets—100.0%			$ 84,844,804

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$124,201,340
Gross unrealized appreciation	$ 2,488,939
Gross unrealized depreciation	(2,791,135)
Net unrealized depreciation	$ (302,196)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	Convertible security.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Morgan Stanley & Co., Inc.	$99,703	—

(i)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(j)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
BNP Paribas	$ 865,000	$(3,875)
Bank of America NA	$ 478,125	$(1,906)
Barclays Capital, Inc.	$ (103,453)	$ 430
Citigroup Global Markets, Inc.	$ 2,872,142	$(4,991)
Credit Suisse Securities (USA) LLC	$(2,807,093)	$ 6,048
Goldman Sachs & Co.	$(2,061,469)	$ 10,219
Greenwich Financial Services	$ 92,062	$ 586
JP Morgan Securities, Inc.	$ 2,664,907	$ (85)
Morgan Stanley Capital Services, Inc.	$ 784,702	$(6,607)
Nomura Securities International, Inc.	$ 2,313,907	$(4,749)
UBS Securities	$ 643,687	$ 469
Wells Fargo Bank, NA	$ (104,156)	$ (90)

(l)	All or a portion of security has been pledged as collateral in connection with swaps.

• Reverse repurchase agreements outstanding as of June 30, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Merrill Lynch, Pierce,
Fenner & Smith, Inc.	0.04%	5/06/11	Open	$ 991,768	$ 991,706
Barclay's Capital, Inc.	0.18%	5/16/11	Open	2,520,755	2,520,175
BNP Paribas	0.16%	6/13/11	7/14/11	3,494,793	3,494,296
Credit Suisse Securities (USA), Inc.	0.04%	6/27/11	Open	482,627	482,625
Merrill Lynch, Pierce,
Fenner & Smith, Inc.	(0.07)%	6/30/11	7/01/11	631,573	631,575
Barclay's Capital, Inc.	0.02%	6/30/11	7/05/11	485,608	485,606
BNP Paribas	(0.04)%	6/30/11	7/01/11	2,489,994	2,490,000
Credit Suisse Securities (USA), LLC	0.01%	6/30/11	7/01/11	6,414,847	6,414,844
Credit Suisse Securities (USA), LLC	(0.02)%	6/30/11	7/01/11	3,011,247	3,011,250
Deutsche Bank AG	0.03%	6/30/11	7/01/11	1,012,352	1,012,350
Deutsche Bank AG	(0.08)%	6/30/11	7/01/11	780,809	780,813
Total				$22,316,373	$22,315,240

• Financial futures contracts purchased as of June 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
52	2-Year US Treasury Note	Chicago Board of Trade	September 2011	$11,405,646	$ 229
20	30-Year US Treasury Bond	Chicago Board of Trade	September 2011	$ 2,505,991	(45,366)
3	German Euro Bund Futures	Chicago Board of Trade	September 2011	$ 375,573	1,258
4	90 Day Euro-Dollars	Chicago Mercantile	June 2012	$ 992,918	932
3	90 Day Euro-Dollars	Chicago Mercantile	September 2012	$ 738,121	5,729
5	90 Day Euro-Dollars	Chicago Mercantile	December 2012	$ 1,237,349	(724)
1	90 Day Euro-Dollars	Chicago Mercantile	March 2013	$ 244,365	2,335
4	90 Day Euro-Dollars	Chicago Mercantile	June 2013	$ 984,973	(823)
4	90 Day Euro-Dollars	Chicago Mercantile	September 2013	$ 972,874	8,676
3	90 Day Euro-Dollars	Chicago Mercantile	December 2013	$ 727,871	6,267
Total					$(21,487)

• Financial futures contracts sold as of June 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
3	90 Day Euro-Dollars	Chicago Mercantile	September 2011	$ 746,242	$ (1,170)
53	10-Year US Treasury Note	Chicago Board of Trade	September 2011	$6,532,334	48,943
35	Ultra Long Term US Treasury Bond	Chicago Board of Trade	September 2011	$4,492,349	73,599
65	5-Year US Treasury Bond	Chicago Board of Trade	September 2011	$7,785,459	37,764
25	90 Day Euro-Dollars	Chicago Mercantile	December 2011	$6,205,684	(18,066)
Total					$141,070

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)

• Credit default swaps on single-name issues—buy protection outstanding as of June 30, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$340	$ 5,974
Eastman Chemical Co.	0.68%	Morgan Stanley & Co., Inc.	9/20/13	$285	(1,829)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$340	28,748
Spain (Kingdom of)	1.00%	Citibank NA	3/20/16	$112	97
Spain (Kingdom of)	1.00%	JP Morgan Securities, Inc.	3/20/16	$281	819
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	$340	90,398
Total					$124,207

• Credit default swaps on single-name issues—sold protection outstanding as of June 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Aviva USA Corp.	1.00%	Deutsche Bank A.G.	5/25/12	BBB+	$270	$166

(1)	Using S&P’s rating.

(2)	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of agreement.

• Credit default swaps on traded indexes—buy protection outstanding as of June 30, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX Emerging
Markets Series 14	5.00%	Morgan Stanley & Co., Inc.	12/20/15	$ 240	$ (2,152)
Dow Jones CDX North American
Investment Grade Index Series 16	1.00%	Morgan Stanley & Co., Inc.	6/20/16	$1,840	(5,894)
MCDX North America Series 16	1.00%	Morgan Stanley & Co., Inc.	6/20/21	$ 540	3,494
Total					$ (4,552)

• Credit default swaps on traded indexes—sold protection outstanding as of June 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
MCDX North America Series 14	0.00%	Goldman Sachs	6/20/20	AA	$270	$18,690

(1)	Using S&P’s rating.

(2)	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of agreement.

• Interest rate swaps outstanding as of June 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.92%(a)	3-month LIBOR	Deutsche Bank A.G.	2/28/13	$2,000	$(11,526)
0.65%(a)	3-month LIBOR	JP Morgan Securities, Inc.	6/22/13	$3,100	2,201
0.65%(a)	3-month LIBOR	UBS AG	6/22/13	$2,500	1,716
0.67%(a)	3-month LIBOR	Bank of America NA	6/29/13	$1,400	458
0.71%(a)	3-month LIBOR	Citibank NA	7/01/13	$4,600	(2,240)
0.71%(a)	3-month LIBOR	Deutsche Bank A.G.	7/01/13	$4,900	(1,656)
1.32%(a)	3-month LIBOR	Citibank NA	12/17/13	$ 700	(7,459)
1.41%(a)	3-month LIBOR	Deutsche Bank A.G.	12/20/13	$1,100	(14,083)
1.26%(a)	3-month LIBOR	Deutsche Bank A.G.	12/24/13	$1,100	(9,838)
1.59%(a)	3-month LIBOR	Deutsche Bank A.G.	3/08/14	$ 700	(11,193)
2.48%(a)	3-month LIBOR	Deutsche Bank A.G.	2/22/16	$ 200	(5,543)
2.45%(b)	3-month LIBOR	Deutsche Bank A.G.	4/05/16	$1,100	26,774
2.10%(b)	3-month LIBOR	Deutsche Bank A.G.	5/10/16	$ 600	3,902
1.95%(a)	3-month LIBOR	Citibank NA	7/01/16	$ 200	(595)
2.20%(b)	3-month LIBOR	Bank of America NA	8/22/16	$ 400	1,494
2.31%(b)	3-month LIBOR	Credit Suisse Securities (USA) LLC	8/23/16	$ 900	8,022
2.57%(b)	3-month LIBOR	Deutsche Bank A.G.	10/27/20	$ 200	(9,778)
3.30%(a)	3-month LIBOR	Morgan Stanley & Co., Inc.	5/06/21	$ 370	(2,014)
3.27%(a)	3-month LIBOR	Deutsche Bank AG	5/16/21	$ 440	(970)
3.27%(b)	3-month LIBOR	UBS AG	5/20/21	$ 400	944
3.86%(b)	3-month LIBOR	JP Morgan Securities, Inc.	5/23/21	$2,100	28,150
3.22%(b)	3-month LIBOR	Deutsche Bank A.G.	7/01/21	$1,500	(5,147)
3.18%(a)	3-month LIBOR	Morgan Stanley & Co., Inc.	7/01/21	$ 200	1,391
3.25%(a)	3-month LIBOR	Credit Suisse Securities (USA) LLC	7/05/21	$ 100	119
3.25%(a)	3-month LIBOR	UBS AG	7/05/21	$ 300	—
4.34%(a)	3-month LIBOR	Citibank NA	4/14/41	$ 200	(9,581)
4.35%(a)	3-month LIBOR	Deutsche Bank AG	4/14/41	$ 100	(5,044)
4.06%(a)	3-month LIBOR	Deutsche Bank A.G.	7/05/41	$ 200	631
Total					$(20,865)

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (continued)

• Total return swaps outstanding as of June 30, 2011 were as follows:

Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Gross return on the Market
IOS 4.50%, 30-year, fixed rate
Fannie Mae residential		1-month LIBOR	Bank of
mortgage-backed securities pool	Pays	plus 0.00%	America, NA	1/12/40	$242	$(1,055)
Gross return on the Market IOS
4.50%, 30-year, fixed rate
Fannie Mae residential		1-month LIBOR	JPMorgan
mortgage-backed securities pool	Pays	plus 0.00%	Chase & Co.	1/12/40	$161	(1,029)
Total						$(2,084)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes, as follows:
•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Asset-Backed
Securities	—	$ 5,775,329	$637,453	$ 6,412,782
Corporate Bonds	—	33,171,247	—	33,171,247
Foreign Agency
Obligations	—	685,607	—	685,607
Non-Agency
Mortgage-Backed
Securities	—	9,813,242	297,882	10,111,124
Preferred Securities	—	465,238	—	465,238
Taxable Municipal
Bonds	—	567,906	—	567,906
US Government
Sponsored Agency
Securities	—	50,245,431	—	50,245,431
US Treasury
Obligations	—	20,843,635	—	20,843,635
Liabilities:
Investments:
TBA Sale
Commitments	—	(14,116,751)	—	(14,116,751)
Total	—	$107,450,884	$935,335	$108,386,219

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$ 129,696	$18,690	$ 148,386
Interest rate contracts	$247,917	1,409,791	—	1,657,708
Liabilities:
Credit contracts	—	(9,875)	—	(9,875)
Interest rate contracts	(105,293)	(1,931,847)	—	(2,037,140)
Other contracts	—	(2,084)	—	(2,084)
Total	$142,624	$ (404,319)	$18,690	$ (243,005)

[1]	Derivative financial instruments are swaps, financial futures contracts and options. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	Total
Assets:
Balance, as of
December 31, 2010	$ 359,612	$ 250,000	$ 402,040	$ 1,011,652
Accrued discounts/premiums .	3,949	—	—	3,949
Net realized gain	4	—	101	105
Net change in unrealized
appreciation/depreciation[2]	3,173	—	3,214	6,387
Purchases	656,153	—	316,095	972,248
Sales	(25,826)	—	(21,528)	(47,354)
Transfers in3	—	—	—	—
Transfers out[3]	(359,612)	(250,000)	(402,040)	(1,011,652)
Balance, as of June 30, 2011	$ 637,453	—	$ 297,882	$ 935,335

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at June 30, 2011 was $6,387.

[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Credit Contracts	Interest Rate Contracts		Total
	Liabilities	Assets	Liabilities
Balance, as of
December 31, 2010	$ (6,320)	$ 8,969	$(27,156)	$(24,507)
Accrued discounts/premium	—	—	—	—
Net realized loss	—	(8,031)	(10,753)	(18,784)
Net change in unrealized
appreciation/depreciation[4]	25,010	(8,969)	27,156	43,197
Purchases	—	3,647	(3,702)	(55)
Issuances	—	—	—	—
Sales	—	4,384	14,455	18,839
Settlements	—	—	—	—
Transfers in	—	—	—	—
Transfers out	—	—	—	—
Balance, as of June 30, 2011	$18,690	—	—	$ 18,690

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at June 30, 2011 was $25,010.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

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BlackRock Series Fund, Inc.
Statements of Assets and Liabilities June 30, 2011 (Unaudited)

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio
Assets
Investments at value—unaffiliated[2,3]	$630,632,005	$174,028,814	$588,887,769	$166,334,227	$47,906,128	$173,675,300	$203,141,774	$123,899,144
Investments at value—affiliated[4]	—	783,174	3,248,727	2,637,042	4,271,756	—	—	—
Structured options at value	—	—	181,537	—	—	—	—	—
Unrealized appreciation on swaps	568,873	—	13,220	62,290	—	—	—	224,188
Unrealized appreciation on foreign currency exchange contracts	1,482	—	300,081	—	—	—	—	—
Cash	—	—	758,668	—	—	—	135	291,853
Foreign currency at value[5]	143,664	—	278,111	—	467	—	—	102,821
Investments sold receivable	35,457,942	2,280,882	3,570,164	57,886,404	673,350	37,975	5,574,000	16,914,849
TBA sale commitments receivable	35,016,520	—	—	62,641,411	—	—	—	14,173,859
Interest receivable	1,880,169	—	2,136,186	533,138	765,357	—	94,453	763,146
Dividends receivable	340,015	93,467	800,598	—	—	163,296	—	—
Capital shares sold receivable	9,557	—	3,918	22,676	—	491	889,199	—
Swaps premiums paid	461,191	—	—	153	—	—	—	181,022
Other assets	—	—	—	10,265	—	—	—	—
Swaps receivable	181,028	—	—	41,487	—	—	—	45,758
Margin variation receivable	35,318	—	—	—	—	—	—	5,373
Principal paydown receivable	—	—	—	1,291	—	—	—	11,830
Securities lending income receivable — affiliated	165	42	52	—	—	61	—	—
Prepaid expenses	6,659	1,886	2,678	1,200	414	2,577	2,373	877
Total assets	704,734,588	177,188,265	600,181,709	290,171,584	53,617,472	173,879,700	209,701,934	156,614,720
Liabilities
TBA sale commitments at value[6]	34,889,331	—	—	62,195,932	—	—	—	14,116,751
Reverse repurchase agreements	34,935,510	—	—	—	3,287,520	—	—	22,315,240
Options written at value[7]	5,534,581	—	1,373,724	976,990	—	—	—	1,874,324
Collateral on securities loaned at value	—	—	168,500	—	—	—	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	363,168	—	—	—	—	—
Structured options at Value	—	—	103,479	—	—	—	—	—
Unrealized depreciation on swaps	271,996	—	33,220	88,940	—	—	—	108,626
Bank overdraft	1,285,065	—	—	462	—	534,193	—	—
Investments purchased payable	78,994,301	2,035,811	2,473,903	117,154,049	494,684	—	5,541,954	31,893,851
Options purchased payable	941,890	—	96,472	49,661	—	—	—	646,214
Capital shares redeemed payable	622,858	205,021	242,659	88,130	9,000	43,382	120,139	151,732
Income dividends payable	—	—	—	268,764	303,456	—	—	333,514
Investment advisory fees payable	153,701	47,639	168,822	27,876	9,186	45,793	29,045	20,135
Swaps premiums received	332,127	—	248	—	—	—	—	139,837
Interest expense payable	4,357	—	—	268	692	—	—	862
Swaps payable	70,344	—	31,337	30,161	—	—	—	35,012
Margin variation payable	—	—	152,902	5,887	—	—	—	—
Other affiliates payable	3,240	948	2,268	743	297	876	2,096	1,074
Deferred income	—	—	—	—	2,639	—	—	—
Officer’s and Directors’ fees payable	—	578	591	504	467	379	650	308
Other accrued expenses payable	97,458	24,017	86,394	38,138	8,803	11,756	30,135	39,279
Other liabilities payable	116,436	—	3,610	—	14,308	—	—	93,157
Total liabilities	158,253,195	2,314,014	5,301,297	180,926,505	4,131,052	636,379	5,724,019	71,769,916

Net Assets	$546,481,393	$174,874,251	$594,880,412	$109,245,079	$49,486,428	$173,243,321	$203,977,915	$ 84,844,804
Net Assets Consist of
Paid-in capital	$542,219,800	$190,875,785	$540,971,639	$109,093,848	$64,481,583	$179,741,157	$203,977,051	$ 91,680,094
Undistributed net investment income	7,274,515	467,206	4,531,541	441,972	16,946	911,852	—	348,795
Undistributed net realized gain (accumulated net realized loss)	(39,999,095)	(52,756,662)	4,768,571	(1,446,797)	(16,060,531)	(29,455,006)	864	(7,291,659)
Net unrealized appreciation/depreciation	36,986,173	36,287,922	44,608,661	1,156,056	1,048,422	22,045,318	—	107,574

Net Assets	$546,481,393	$174,874,251	$594,880,412	$109,245,079	$49,486,420	$173,243,321	$203,977,915	$ 84,844,804

Shares outstanding, $0.10 par value[8]	35,833,188	6,149,733	36,821,778	9,715,529	9,207,806	8,378,427	203,977,051	7,582,794

Net asset value, offering and redemption price per share	$ 15.25	$ 28.44	$ 16.16	$ 11.24	$ 5.37	$ 20.68	$ 1.00	$ 11.19
[1]Consolidated Statement of Assets and Liabilities

[2]Investments at cost—unaffiliated	$594,591,043	$137,740,827	$544,267,219	$166,066,014	$46,857,736	$151,629,982	$203,141,774	$124,195,274

[3]Securities loaned at value	—	—	$ 157,601	—	—	—	—	—

[4]Investments at cost—affiliated	—	$ 783,174	$ 2,895,805	$ 2,637,042	$ 4,197,501	—	—	—

[5]Foreign currency at cost	$ 128,458	—	$ 277,002	—	$ 437	—	—	$ 104,794

[6]Proceeds from TBA sale commitments	$ 35,016,520	—	—	$ 62,641,411	—	—	—	$ 14,173,859

[7]Premiums received	$ 5,850,623	—	$ 1,703,713	$ 1,045,638	—	—	—	$ 2,012,393

[8]Authorized shares	300 million	100 million	100 million	100 million	100 million	100 million	2 billion	100 million

See Notes to Financial Statements.

84-85

BlackRock Series Fund, Inc.
Statements of Operations Six Months Ended June 30, 2011 (Unaudited)

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio

Investment Income
Dividends—unaffiliated	$ 2,699,946	$ 849,147	$ 5,306,673	—	$ 24,393	$ 1,261,220	—	—
Foreign taxes withheld	(600)	—	(323,376)	—	(42)	(705)	—	—
Dividends—affiliated	2,356	693	2,102	$ 11,091	260	97	—	—
Interest	5,072,532	—	2,825,323	1,675,616	2,084,264	2,207	$ 334,943	$2,146,208
Securities lending—affiliated	—	1,649	51	—	—	61	—	—
Facility and other fees	—	—	996	—	3,648	—	—	—
Total income	7,774,234	851,489	7,811,769	1,686,707	2,112,523	1,262,880	334,943	2,146,208

Expenses
Investment advisory	935,511	305,183	1,024,459	189,966	91,730	291,613	353,620	145,935
Professional	38,234	23,162	37,163	27,817	34,088	22,579	23,961	23,358
Accounting services	73,995	20,577	49,800	15,070	8,759	18,530	25,678	12,882
Custodian	42,889	11,720	59,200	32,505	9,303	8,055	7,778	32,764
Officer and Directors	11,034	8,857	11,276	8,752	8,445	8,426	9,237	8,512
Printing	17,434	6,210	23,328	4,083	2,156	5,766	7,797	3,402
Transfer agent	2,328	2,473	2,335	2,597	2,656	2,402	2,498	2,624
Pricing	12,551	692	30,241	3,731	4,700	589	633	11,831
Miscellaneous	9,329	5,820	9,389	5,509	4,499	5,491	6,216	5,070
Total expenses excluding interest and dividend expense	1,143,305	384,694	1,247,191	290,030	166,336	363,451	437,418	246,378
Interest expense	28,247	—	640	440	3,756	—	—	1,950
Dividend expense	—	—	2,141	—	—	—	—	—
Total expenses	1,171,552	384,694	1,249,972	290,470	170,092	363,451	437,418	248,328
Less fees waived by advisor	(1,769)	(411)	(90)	(20,747)	(33,663)	(52)	(102,512)	(34,859)
Total expenses after fees waived	1,169,783	384,283	1,249,882	269,723	136,429	363,399	334,906	213,469
Net investment income	6,604,451	467,206	6,561,887	1,416,984	1,976,094	899,481	37	1,932,739

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments—unaffiliated	46,892,755	13,970,098	9,150,050	997,387	1,435,978	18,982,902	834	(113,522)
Financial futures contracts	(2,044,167)	—	904,527	(177,482)	—	—	—	(966,923)
Foreign currency transactions	317,184	4,794	2,471,024	(180)	—	—	—	(41,632)
Option written and structured options	(466,808)	—	196,289	(95,994)	—	—	—	323,234
Borrowed bonds	4,992	—	—	2,333	—	—	—	(13,156)
Swaps	(696,434)	—	101,179	(465,481)	—	—	—	(468,612)
	44,007,522	13,974,892	12,823,069	260,583	1,435,978	18,982,902	834	(1,280,611)
Net change in unrealized appreciation/depreciation on:
Investments	(8,896,843)	(9,936,153)	1,960,815	(441,727)	(909,412)	(362,421)	—	500,263
Financial futures contracts	242,662	—	(647,233)	212,070	—	—	—	126,602
Foreign currency transactions	(67,406)	(5,056)	(554,521)	16,433	15	—	—	(4,553)
Options written and structured options	677,869	—	320,652	68,648	—	—	—	169,277
Swaps	596,718	—	(50,146)	(65,082)	—	—	—	585,718
Unfunded loan commitments	—	—	—	—	1,289	—	—	—
	(7,447,000)	(9,941,209)	1,029,567	(209,658)	(908,108)	(362,421)	—	1,377,307

Total realized and unrealized gain	36,560,522	4,033,683	13,852,636	50,925	527,870	18,620,481	834	96,696
Net Increase in Net Assets Resulting from Operations	$43,164,973	$ 4,500,889	$20,414,523	$1,467,909	$2,503,964	$19,519,962	$ 871	$ 2,029,435

See Notes to Financial Statements.

86-87

BlackRock Series Fund, Inc.
Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations
Net investment income	$ 6,604,451	$ 12,832,006	$ 467,206	$ 776,622
Net realized gain	44,007,522	35,143,079	13,974,892	13,814,181
Net change in unrealized appreciation/depreciation	(7,447,000)	(898,186)	(9,941,209)	14,719,497
Net increase in net assets resulting from operations	43,164,973	47,076,899	4,500,889	29,310,300

Dividends to Shareholders From
Net investment income	—	(12,758,496)	—	(806,311)

Capital Share Transactions
Net decrease in net assets derived from capital
share transactions	(28,163,256)	(52,806,525)	(6,077,175)	(10,686,234)

Net Assets
Total increase (decrease) in net assets	15,001,717	(18,488,122)	(1,576,286)	17,817,755
Beginning of period	531,479,676	549,967,798	176,450,537	158,632,782
End of period	$546,481,393	$531,479,676	$174,874,251	$176,450,537
Undistributed net investment income	$ 7,274,515	$ 670,064	$ 467,206	$ —

	BlackRock Global Allocation Portfolio[1]		BlackRock Government Income Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations
Net investment income	$ 6,561,887	$ 6,844,020	$ 1,416,984	$ 4,559,502
Net realized gain	12,823,069	6,217,836	260,583	4,196,524
Net change in unrealized appreciation/depreciation	1,029,567	20,178,471	(209,658)	1,660,430
Net increase in net assets resulting from operations	20,414,523	33,240,327	1,467,909	10,416,456

Dividends to Shareholders From
Net investment income	—	(6,300,006)	(1,636,502)	(4,707,773)
Net realized gain	—	—	—	(2,647,438)
Decrease in net assets resulting from dividends and
distributions to shareholders	—	(6,300,006)	(1,636,502)	(7,355,211)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital
share transactions	77,738,237	171,595,067	(6,005,556)	(12,138,260)

Net Assets
Total increase (decrease) in net assets	98,152,760	198,535,388	(6,174,149)	(9,077,015)
Beginning of period	496,727,652	298,192,264	115,419,228	124,496,243
End of period	$594,880,412	$496,727,652	$109,245,079	$115,419,228
Undistributed (distributions in excess of) net investment income	$ 4,531,541	$ (2,030,346)	$ 441,972	$ 661,490

[1]	Consolidated Statements of Changes in Net Assets.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (concluded)

	BlackRock High Income Portfolio		BlackRock Large Cap Core Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations
Net investment income	$ 1,976,094	$ 3,913,211	$ 899,481	$ 2,012,379
Net realized gain	1,435,978	1,609,332	18,982,902	9,111,381
Net change in unrealized appreciation/depreciation	(908,108)	1,900,971	(362,421)	3,927,239
Net increase in net assets resulting from operations	2,503,964	7,423,514	19,519,962	15,050,999

Dividends to Shareholders From
Net investment income	(1,961,878)	(3,900,828)	—	(2,356,592)

Capital Share Transactions
Net decrease in net assets derived from capital
share transactions	(4,277,200)	(404,578)	(8,474,693)	(18,062,356)

Net Assets
Total increase (decrease) in net assets	(3,735,114)	3,118,108	11,045,269	(5,367,949)
Beginning of period	53,221,534	50,103,426	162,198,052	167,566,001
End of period	$49,486,420	$53,221,534	$173,243,321	$162,198,052
Undistributed net investment income	$ 16,946	$ 2,730	$ 911,852	$ 12,371

	BlackRock Money Market Portfolio		BlackRock Total Return Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations
Net investment income	$ 37	$ 5,947	$ 1,932,739	$ 4,036,986
Net realized gain (loss)	834	1,841	(1,280,611)	2,049,441
Net change in unrealized appreciation/depreciation	—	—	1,377,307	1,406,064
Net increase in net assets resulting from operations	871	7,788	2,029,435	7,492,491

Dividends and Distribution to Shareholders From
Net investment income	(37)	(5,947)	(1,937,096)	(4,301,385)
Net realized gain	(335)	(12,821)	—	—
Decrease in net assets resulting from dividends and
distributions to shareholders	(372)	(18,768)	(1,937,096)	(4,301,385)

Capital Share Transactions
Net decrease in net assets derived from capital share
transactions	(11,932,691)	(47,662,940)	(4,132,092)	(5,861,922)

Net Assets
Total decrease in net assets	(11,932,192)	(47,673,920)	(4,039,753)	(2,670,816)
Beginning of period	215,910,107	263,584,027	88,884,557	91,555,373
End of period	$203,977,915	$215,910,107	$84,844,804	$88,884,557
Undistributed net investment income	—	—	$ 348,795	$ 353,152

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Statement of Cash Flows

BlackRock Total Return Portfolio
Six Months Ended June 30, 2011
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$ 2,029,435
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	138,295
Increase in swaps receivable	(28,169)
Decrease in other assets	5,910
Increase in margin variation receivable	(5,373)
Increase in investment advisory fees payable	363
Increase in interest expense payable	25,418
Increase in other affiliates payable	501
Decrease in other accrued expenses payable	(6,358)
Decrease in margin variation payable	(52,497)
Decrease in prepaid expenses	1,461
Decrease in swaps payable	(24,145)
Increase in other liabilities	100,327
Increase in Officer’s and Directors’ fees payable	24
Net periodic and termination payments of swaps	(483,236)
Net realized and unrealized loss on investments	(3,375,288)
Amortization of premium and accretion of discount on investments	(223,795)
Premiums received from options written	1,874,899
Proceeds from sales and paydowns of long-term investments	771,446,915
Purchases of long-term investments	(768,605,075)
Premiums paid on closing options written	(1,709,870)
Cash provided by operating activities	1,109,742

Cash Used for Financing Activities
Proceeds from shares sold	1,569,885
Cash payments on shares redeemed	(7,494,814)
Cash receipts from borrowings	383,696,987
Cash payments on borrowings	(381,261,536)
Cash used for financing activities	(3,489,478)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(179)

Cash and Foreign Currency
Net decrease in cash and foreign currency	(2,379,915)
Cash and foreign currency at beginning of year	2,774,589
Cash and foreign currency at end of year	$ 394,674
Cash Flow Information
Cash paid during the period for interest	$ (23,468)

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$ 1,911,458

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowings during the period, based on the average borrowings outstanding in relation to total average assets.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights

	BlackRock Balanced Capital Portfolio
		Year Ended December 31,
	Six Months Ended June 30, 2011 (Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.09	$13.20	$11.43	$16.25	$15.83	$14.24
Net investment income[1]	0.18	0.33	0.34	0.43	0.44	0.40
Net realized and unrealized gain (loss)	0.98	0.90	1.79	(4.80)	0.45	1.61
Net increase (decrease) from investment operations	1.16	1.23	2.13	(4.37)	0.89	2.01
Dividends from net investment income	—	(0.34)	(0.36)	(0.45)	(0.47)	(0.42)
Net asset value, end of period	$15.25	$14.09	$13.20	$11.43	$16.25	$15.83

Total Investment Return[2]
Based on net asset value	8.23%[3]	9.37%	18.64%	(26.84)%	5.64%	14.09%

Ratios to Average Net Assets
Total expenses	0.44%[4]	0.51%	0.46%	0.50%	0.41%	0.42%
Total expenses after fees waived	0.44%[4]	0.51%	0.46%	0.50%	0.41%	0.42%
Total expenses after fees waived and excluding
interest expense	0.43%[4]	0.44%	0.45%	0.42%	0.41%	0.42%
Net investment income	2.47%[4]	2.42%	2.84%	2.99%	2.63%	2.69%

Supplemental Data
Net assets, end of period (000)	$546,481	$531,480	$549,968	$524,698	$809,360	$862,210
Portfolio turnover	416%	705%[5]	461%[6]	383%[7]	451%	113%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 548%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 335%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 283%.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (continued)

	BlackRock Capital Appreciation Portfolio
		Year Ended December 31,
	Six Months Ended June 30, 2011 (Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$27.72	$23.20	$16.99	$28.05	$23.55	$22.69
Net investment income[1]	0.07	0.12	0.14	0.17	0.17	0.21
Net realized and unrealized gain (loss)	0.65	4.53	6.22	(11.06)	4.50	0.88
Net increase (decrease) from investment operations	0.72	4.65	6.36	(10.89)	4.67	1.09
Dividends from net investment income	—	(0.13)	(0.15)	(0.17)	(0.17)	(0.23)
Net asset value, end of period	$28.44	$27.72	$23.20	$16.99	$28.05	$23.55

Total Investment Return[2]
Based on net asset value	2.60%[3]	20.04%	37.40%	(38.81)%	19.83%	4.78%

Ratios to Average Net Assets
Total expenses	0.43%[4]	0.46%	0.49%	0.44%	0.43%	0.43%
Total expenses after fees waived	0.43%[4]	0.46%	0.49%	0.44%	0.43%	0.43%
Net investment income	0.53%[4]	0.50%	0.72%	0.71%	0.66%	0.90%

Supplemental Data
Net assets, end of period (000)	$174,874	$176,451	$158,633	$127,953	$233,779	$228,741
Portfolio turnover	35%	74%	81%	116%	81%	75%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (continued)

	BlackRock Global Allocation Portfolio
		Year Ended December 31,
	Six Months Ended June 30, 2011 (Unaudited)[1]	2010[1]	2009[1]	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$15.59	$14.32	$11.97	$17.95	$17.03	$16.35
Net investment income[2]	0.18	0.31	0.34	0.38	0.40	0.43
Net realized and unrealized gain (loss)	0.39	1.17	2.35	(4.14)	2.65	2.32
Net increase (decrease) from investment operations	0.57	1.48	2.69	(3.76)	3.05	2.75
Dividends and distributions from:
Net investment income	—	(0.21)	(0.28)	(1.00)	(0.65)	(0.53)
Net realized gain	—	—	—	(1.22)	(1.48)	(1.54)
Tax return of capital	—	—	(0.06)	—	—	—
Total dividends and distributions	—	(0.21)	(0.34)	(2.22)	(2.13)	(2.07)
Net asset value, end of period	$16.16	$15.59	$14.32	$11.97	$17.95	$17.03

Total Investment Return[3]
Based on net asset value	3.66%[4]	10.31%	22.59%	(20.75)%	17.96%	16.89%[5]

Ratios to Average Net Assets
Total expenses	0.42%[6]	0.48%	0.53%	0.60%	0.51%	0.50%
Total expenses after fees waived	0.42%[6]	0.48%	0.51%	0.55%	0.51%	0.49%
Total expenses after fees waived and excluding
dividend and interest expense	0.42%[6]	0.48%	0.50%	0.50%	0.51%	0.49%
Net investment income	2.23%[6]	2.16%	2.63%	2.31%	2.21%	2.47%

Supplemental Data
Net assets, end of period (000)	$594,880	$496,728	$298,192	$256,591	$338,642	$305,221
Portfolio turnover	17%	40%	39%	53%	40%	102%

[1]	Consolidated financial highlights.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	The previous investment advisor reimbursed the Portfolio related to a regulatory issue on an investment, which had a minimal impact on total investment return.
[6]	Annualized.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (continued)

	BlackRock Government Income Portfolio
		Year Ended December 31,
	Six Months Ended June 30, 2011 (Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.26	$11.02	$11.75	$11.15	$11.20	$11.27
Net investment income[1]	0.14	0.42	0.43	0.39	0.54	0.51
Net realized and unrealized gain (loss)	0.002	0.52	(0.62)	0.49	(0.04)	(0.06)
Net increase (decrease) from investment operations	0.14	0.94	(0.19)	0.88	0.50	0.45
Dividends and distributions from:
Net investment income	(0.16)	(0.44)	(0.51)	(0.28)	(0.55)	(0.52)
Net realized gain	—	(0.26)	(0.03)	—	—	—
Total dividends and distributions	(0.16)	(0.70)	(0.54)	(0.28)	(0.55)	(0.52)
Net asset value, end of period	$11.24	$11.26	$11.02	$11.75	$11.15	$11.20

Total Investment Return[3]
Based on net asset value	1.30%[4]	8.67%	(1.61)%	8.01%	4.66%	4.10%

Ratios to Average Net Assets
Total expenses	0.53%[5]	0.62%	0.53%	0.67%	0.51%	0.44%
Total expenses after fees waived	0.49%[5]	0.58%	0.51%	0.67%	0.50%	0.44%
Total expenses after fees waived and excluding
interest expense	0.49%[5]	0.50%	0.49%	0.48%	0.48%	0.44%
Net investment income	2.59%[5]	3.72%	3.76%	3.47%	4.93%	4.60%

Supplemental Data
Net assets, end of period (000)	$109,245	$115,419	$124,496	$147,878	$154,590	$168,566
Portfolio turnover	1,769%[6]	3,218%[7]	2,598%[8]	6,059%[9]	2,313%	425%

[1]	Based on average shares outstanding.
[2]	Amount is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,278%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 2,373%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,947%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 5,555%.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (continued)

	BlackRock High Income Portfolio
		Year Ended December 31,
	Six Months Ended June 30, 2011 (Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$5.33	$4.96	$3.56	$5.47	$5.76	$5.70
Net investment income[1]	0.20	0.40	0.43	0.43	0.45	0.43
Net realized and unrealized gain (loss)	0.04	0.37	1.39	(1.91)	(0.29)	0.06
Net increase (decrease) from investment operations	0.24	0.77	1.82	(1.48)	0.16	0.49
Dividends from net investment income	(0.20)	(0.40)	(0.42)	(0.43)	(0.45)	(0.43)
Net asset value, end of period	$5.37	$5.33	$4.96	$3.56	$5.47	$5.76

Total Investment Return[2]
Based on net asset value	4.49%[3]	16.20%	53.68%	(28.61)%	2.75%	8.98%

Ratios to Average Net Assets
Total expenses	0.63%[4]	0.67%	0.73%	0.66%	0.56%	0.53%
Total expenses after fees waived	0.51%[4]	0.50%	0.49%	0.50%	0.50%	0.50%
Total expenses after fees waived and excluding
interest expense	0.49%[4]	0.50%	0.49%	0.50%	0.50%	0.50%
Net investment income	7.34%[4]	7.84%	9.91%	8.83%	7.84%	7.57%

Supplemental Data
Net assets, end of period (000)	$49,486	$53,222	$50,103	$31,058	$50,823	$58,007
Portfolio turnover	63%	121%	107%	53%	55%	66%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (continued)

	BlackRock Large Cap Core Portfolio
		Year Ended December 31,
	Six Months Ended June 30, 2011 (Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$18.42	$16.98	$14.02	$23.58	$25.18	$23.96
Net investment income[1]	0.10	0.22	0.23	0.24	0.28	0.25
Net realized and unrealized gain (loss)	2.16	1.49	2.98	(9.21)	1.83	3.36
Net increase (decrease) from investment operations	2.26	1.71	3.21	(8.97)	2.11	3.61
Dividends and distributions from:
Net investment income	—	(0.27)	(0.25)	(0.23)	(0.29)	(0.26)
Net realized gain	—	—	—	(0.36)	(3.42)	(2.13)
Total dividends and distributions	—	(0.27)	(0.25)	(0.59)	(3.71)	(2.39)
Net asset value, end of period	$20.68	$18.42	$16.98	$14.02	$23.58	$25.18

Total Investment Return[2]
Based on net asset value	12.27%[3]	10.09%	22.90%	(37.95)%	8.29%	15.06%

Ratios to Average Net Assets
Total expenses	0.43%[4]	0.45%	0.47%	0.45%	0.43%	0.43%
Total expenses after fees waived	0.43%[4]	0.45%	0.47%	0.44%	0.43%	0.43%
Net investment income	1.08%[4]	1.27%	1.54%	1.22%	1.05%	0.99%

Supplemental Data
Net assets, end of period (000)	$173,243	$162,198	$167,566	$159,086	$311,244	$320,187
Portfolio turnover	60%	143%	150%	104%	74%	64%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Annualized.

	BlackRock Money Market Portfolio
		Year Ended December 31,
	Six Months Ended June 30, 2011 (Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0030	0.0278	0.0492	0.0460
Net realized gain	—	—	0.0000	0.0000	0.0002	0.0003
Net increase from investment operations	0.0000	0.0000	0.0030	0.0278	0.0494	0.0463
Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0031)	(0.0278)	(0.0492)	(0.0460)
Net realized gain	—	(0.0001)	(0.0000)	—	—	—
Total dividends and distributions	(0.0000)	(0.0001)	(0.0031)	(0.0278)	(0.0492)	(0.0460)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.00%[2]	0.01%	0.32%	2.83%	5.03%	4.66%

Ratios to Average Net Assets
Total expenses	0.42%[3]	0.43%	0.48%	0.43%	0.41%	0.41%
Total expenses after fees waived	0.32%[3]	0.35%	0.45%	0.43%	0.41%	0.41%
Net investment income	0.00%[3]	0.00%	0.32%	2.77%	4.92%	4.62%

Supplemental Data
Net assets, end of period (000)	$203,978	$215,910	$263,584	$312,788	$301,754	$303,180

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (concluded)

	BlackRock Total Return Portfolio
		Year Ended December 31,
	Six Months Ended June 30, 2011 (Unaudited)	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.17	$10.79	$9.94	$11.37	$11.41	$11.45
Net investment income[1]	0.25	0.49	0.55	0.54	0.55	0.52
Net realized and unrealized gain (loss)	0.02	0.41	0.88	(1.42)	(0.05)	(0.05)
Net increase (decrease) from investment operations	0.27	0.90	1.43	(0.88)	0.50	0.47
Dividends and distributions from:
Net investment income	(0.25)	(0.52)	(0.58)	(0.55)	(0.54)	(0.51)
Net realized gain	—	—	—	—	—	(0.00)[2]
Total dividends and distributions	(0.25)	(0.52)	(0.58)	(0.55)	(0.54)	(0.51)
Net asset value, end of period	$11.19	$11.17	$10.79	$9.94	$11.37	$11.41

Total Investment Return[3]
Based on net asset value	2.47%[4]	8.51%	14.81%	(7.77)%	4.47%	4.37%

Ratios to Average Net Assets
Total expenses	0.59%[5]	0.72%	0.62%	0.57%	0.49%	0.52%
Total expenses after fees waived	0.50%[5]	0.63%	0.52%	0.54%	0.49%	0.50%
Total expenses after fees waived and excluding
interest expense	0.50%[5]	0.50%	0.50%	0.50%	0.49%	0.50%
Net investment income	4.57%[5]	4.42%	5.35%	5.03%	4.88%	4.65%

Supplemental Data
Net assets, end of period (000)	$84,845	$88,885	$91,555	$106,108	$112,058	$116,151
Portfolio turnover	903%[6]	1,353%[7]	847%[8]	871%[9]	281%	312%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 613%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 1,009%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 568%.
[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 607%.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the “Portfolios” or individually as a “Portfolio”). The Fund is organized as a Maryland corporation. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolios offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

On March 18, 2011, the Board of Directors (the “Board”) of the Fund approved a change to the investment objectives of BlackRock Government Income Portfolio and BlackRock High Income Portfolio. The two Portfolios will “seek to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in names from BlackRock Government Income Portfolio and BlackRock High Income Portfolio to BlackRock U.S. Government Bond Portfolio and BlackRock High Yield Portfolio, respectively. These changes are effective on October 1, 2011.

The following is a summary of significant accounting policies followed by the Portfolios:

Basis of Consolidation: The accompanying consolidated financial statements for BlackRock Global Allocation Portfolio include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Portfolio, which primarily invests in commodity-related instruments. The Subsidiary enables the Portfolio to hold these commodity-related instruments and still satisfy Regulated Investment Company tax requirements. The Portfolio may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The subsidiary is subject to the same investment policies and restrictions that apply to the Portfolio.

Valuation: US GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Fund’s Board.

BlackRock Money Market Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts and premiums are recorded until the maturity of the security. The BlackRock Money Market Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio and BlackRock Total Return Portfolio:

The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Portfolios’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Certain Portfolios value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. A Portfolio may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolios’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Portfolios’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolios report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as

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interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Certain Portfolios may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Portfolios may invest in floating rate loan interests. The floating rate loan interests the Portfolios hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. Certain Portfolios may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Portfolios consider these investments to be investments in debt securities for purposes of their investment policies.

When a Portfolio purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Portfolios earn and/or pay facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Portfolios upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Portfolios may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

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Floating rate loan interests are usually freely callable at the borrower’s option. The Portfolios may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Portfolios having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolios may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Portfolios having a direct contractual relationship with the borrower, and the Portfolios may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Certain Portfolios may enter into borrowed bond agreements. In a borrowed bond agreement, a Portfolio borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and a Portfolio, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by a Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. A Portfolio may also experience delays in gaining access to the collateral.

Short Sales: Certain Portfolios may enter into short sale transactions in which a Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When a Portfolio makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Portfolio is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statements of Operations. A Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. A Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. A Portfolio may receive interest on its cash collateral deposited with the broker-dealer. A Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance a Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of

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the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Portfolios may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolios generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. A Portfolio accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase a Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. A Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between a Portfolio and the counterparty over the term of the borrowing. A Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by a Portfolio. If the interest expense exceeds the income earned, a Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that a Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Certain Portfolios may invest in repurchase agreements. In a repurchase agreement, a Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by a Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, a Portfolio could experience losses, delays and costs in liquidating the collateral.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce a Portfolio’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlements, financial futures contracts, foreign currency exchange contracts, swaps, short sales, options,

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structured options and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), a Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. For BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends from net investment income are declared and paid at least annually. For BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Total Return Portfolio, dividends from net investment income are declared daily and paid monthly. For each Portfolio, distributions of capital gains, if any, on investments are paid at least annually and recorded on ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Certain Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of a Portfolio and any additional required collateral is delivered to a Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a Portfolio earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Portfolio can experience delays and costs in gaining access to the collateral. A Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the participating Portfolios accepted only cash collateral in connection with securities loaned.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

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Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolios’ financial statements and disclosures.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

Certain Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of a Portfolio and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. A Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, a Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by a Portfolio do not give rise to counterparty credit risk, as options written obligate a Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

A Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Portfolio and each of its respective counterparties. The ISDA Master Agreement allows a Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, a Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or the Portfolios fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Portfolios purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Portfolio and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by a Portfolio as unrealized appreciation or depreciation. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the

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time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by a Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Portfolios purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Portfolios purchase (write) an option, an amount equal to the premium paid (received) by the Portfolios is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying instrument subject to being called by the option counterparty. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Portfolios also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio.

In purchasing and writing options, a Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Portfolio purchasing or selling a security at a price different from the current market value.

Certain Portfolios invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would

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Notes to Financial Statements (continued)

rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, a Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: Certain Portfolios enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by a Portfolio are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—Certain Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). A Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). A Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Total return swaps—Certain Portfolios enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps—Certain Portfolios enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•	Cross-currency swaps—Certain Portfolios enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Derivative Financial Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Financial Instruments as of June 30, 2011
	Asset Derivatives
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/	$4,516,858	$ 9,057	$ 671,870	$1,657,708
	depreciation*; Unrealized
	appreciation on swaps;
	Investments at value—
	unaffiliated**
Foreign currency exchange contracts	Unrealized appreciation	1,482	343,289	—	—
	on foreign currency
	exchange contracts
Credit contracts	Unrealized appreciation	313,511	—	—	148,386
	on swaps
Equity contracts	Net unrealized appreciation/	—	1,337,213	—	—
	depreciation*; Unrealized
	appreciation on swaps;
	Investments at value—
	unaffiliated**;
	Structured options at value
Other contracts	Unrealized appreciation
	on swaps	6,347	—	—	—
Total		$4,838,198	$1,689,559	$ 671,870	$1,806,094

	Liability Derivatives
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/	$5,968,883	$47,083	$1,126,154	$2,037,140
	depreciation*; Unrealized
	depreciation on swaps;
	Options written at value
Foreign currency exchange contracts	Unrealized depreciation	—	405,988	—	—
	on foreign currency
	exchange contracts
Credit contracts	Unrealized depreciation	24,633	—	—	9,875
	on swaps
Equity contracts	Net unrealized appreciation/	—	2,162,233	—	—
	depreciation*; Unrealized
	depreciation on swaps;
	Options written at value;
	Structured options at value
Other contracts	Unrealized depreciation
	on swaps	5,386	—	87	2,084
Total		$5,998,902	$2,615,304	$1,126,241	$2,049,099

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations

Six Months Ended June 30, 2011

	Net Realized Gain (Loss) From
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio
Interest rate contracts:
Financial futures contracts	$(2,044,167)	—	$(177,482)	$ (966,923)
Swaps	(461,041)	—	(465,481)	(129,996)
Options***	(529,746)	—	(95,994)	(211,397)
Foreign currency exchange contracts:
Foreign currency exchange contracts	53,605	$2,026,190	—	13,620
Options***	—	—	—	—
Credit contracts:
Swaps	(235,393)	—	—	(338,616)
Options***	—	—	—	—
Equity contracts:
Financial futures contracts	—	904,527	—	—
Swaps	—	101,179	—	—
Options***	—	394,852	—	—
Total	$(3,216,742)	$3,500,579	$(738,686)	$(1,633,312)

	Net Change in Unrealized Appreciation/Depreciation on
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio
Interest rate contracts:
Financial futures contracts	$ 242,662	—	$212,070	$126,602
Swaps	64,157	$ 4,086	(65,082)	330,590
Options***	445,595	—	24,585	(11,325)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(10,366)	(598,303)	—	(4,317)
Swaps	—	4,163	—	—
Credit contracts:
Swaps	532,561	—	—	255,128
Equity contracts:
Financial futures contracts	—	(647,233)	—	—
Swaps	—	(58,395)	—	—
Options***	—	(947,393)	—	—
Total	$1,274,609	$(2,243,075)	$171,573	$696,678

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio
Financial futures contracts:
Average number of contracts purchased	223	42	249	87
Average number of contracts sold	363	77	70	187
Average notional value of contracts purchased	$41,253,965	$2,543,026	$48,823,257	$16,620,429
Average notional value of contracts sold	$60,117,477	$8,298,228	$15,626,797	$30,625,097
Foreign currency exchange contracts:
Average number of contracts—US dollars purchased	—	65	—	1
Average number of contracts—US dollars sold	—	53	—	1
Average US dollar amounts purchased	$—	$22,058,775	$—	$178,200
Average US dollar amounts sold	$—	$51,171,821	$—	$66,222
Options:
Average number of option contracts purchased	436	25,314	119	150
Average number of option contracts written	398	118,612	170	136
Average notional value of option contracts purchased	$898,000	$27,044,698	$220,250	$298,500
Average notional value of option contracts written	$860,000	$56,287,868	$270,750	$284,500
Average number of swaption contracts purchased	40	—	9	42
Average number of swaption contracts written	55	1	9	47
Average notional value of swaption contracts purchased	$105,600,000	$—	$14,100,000	$44,150,000
Average notional value of swaption contracts written	$113,950,000	$114,888,000	$18,800,000	$44,800,000
Structured options:
Average number of units	—	21,453	—	—
Average notional value	$—	$10,890,001	$—	$—
Credit default swaps:
Average number of contracts—buy protection	10	—	—	10
Average number of contracts—sell protection	2	—	—	2
Average notional value—buy protection	$8,146,500	$—	$—	$3,518,500
Average notional value—sell protection	$2,830,000	$—	$—	$1,210,000
Interest rate swaps:
Average number of contracts—pays fixed rate	21	—	13	22
Average number of contracts—receives fixed rate	16	1	8	8
Average notional value—pays fixed rate	$55,630,000	$—	$33,205,000	$24,205,000
Average notional value—receives fixed rate	$20,000,000	$1,498,000	$9,050,000	$6,065,000
Cross—currency swaps:
Average number of contracts—pays fixed rate	—	—	—	—
Average number of contracts—receives fixed rate	—	1	—	—
Average notional value—pays fixed rate	$—	$—	$—	$—
Average notional value—receives fixed rate	$—	$184,191	$—	$—
Total return swaps:
Average number of contracts	6	2	4	4
Average notional value	$3,224,415	$1,256,491	$1,939,957	$1,001,155

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolios for 1940 Act purposes, but Barclays is not.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the eight combined Portfolios’ average daily net assets minus the sum of accrued liabilities as follows:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.50%
$250 million – $300 million	0.45%
$300 million – $400 million	0.40%
$400 million – $800 million	0.35%
Greater than $800 million	0.30%

The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager entered into sub-advisory agreements on behalf of the Fund with BlackRock Financial Management, Inc. (“BFM”), BlackRock Investment Management, LLC (“BIM”), BlackRock International Limited (“BIL”) and BlackRock Institutional Management Corporation, Inc. (“BIMC”), as applicable, each affiliates of the Manager, as follows:

Sub-Advisor
BlackRock Balanced Capital Portfolio	BIM and BFM
BlackRock Capital Appreciation Portfolio	BIM
BlackRock Global Allocation Portfolio	BIM and BIL
BlackRock Government Income Portfolio	BFM
BlackRock High Income Portfolio	BFM
BlackRock Large Cap Core Portfolio	BIM
BlackRock Money Market Portfolio	BIMC
BlackRock Total Return Portfolio	BFM

Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee paid by each Portfolio to the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2012 unless approved by the Board, including a majority of Independent Directors.

The current expense limitations as a percentage of net assets are as follows:

BlackRock Balanced Capital Portfolio	0.50%
BlackRock Capital Appreciation Portfolio	0.57%
BlackRock Global Allocation Portfolio	0.57%
BlackRock Government Income Portfolio	0.50%
BlackRock High Income Portfolio	0.50%
BlackRock Large Cap Core Portfolio	0.50%
BlackRock Money Market Portfolio	0.50%
BlackRock Total Return Portfolio	0.50%

The following Portfolios had waivers that are included in fees waived by advisor in the Statements of Operations. For the six months ended June 30, 2011, the amounts were as follows:

Fees Waived
BlackRock Government Income Portfolio	$15,169
BlackRock High Income Portfolio	$33,528
BlackRock Total Return Portfolio	$34,859

The Manager voluntarily agreed to waive management fees and reimburse operating expenses to enable the BlackRock Money Market Portfolio to maintain a minimum daily net investment income dividend. These amounts are reported in the Statements of Operations as fees waived by advisor. The Manager may discontinue the waiver or reimbursement at any time.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Portfolios pay to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through certain Portfolios’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended June 30, 2011, the amounts waived were as follows:

Fees Waived by Manager
BlackRock Balanced Capital Portfolio	$1,769
BlackRock Capital Appreciation Portfolio	$411
BlackRock Global Allocation Portfolio	$90
BlackRock Government Income Portfolio	$5,578
BlackRock High Income Portfolio	$135
BlackRock Large Cap Core Portfolio	$52

For the six months ended June 30, 2011, each Portfolio reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock Balanced Capital Portfolio	$3,013
BlackRock Capital Appreciation Portfolio	$986
BlackRock Global Allocation Portfolio	$2,347
BlackRock Government Income Portfolio	$714
BlackRock High Income Portfolio	$321
BlackRock Large Cap Core Portfolio	$858
BlackRock Money Market Portfolio	$2,041
BlackRock Total Return Portfolio	$1,108

The Fund on behalf of the Portfolios entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Portfolios on such investments is shown as securities lending—affiliated in the Statements of Operations. For the six months ended June 30, 2011, BIM received securities lending agent fees related to securities lending activities for the Portfolios as follows:

BlackRock Capital Appreciation Portfolio	$279
BlackRock Global Allocation Portfolio	$29
BlackRock Large Cap Core Portfolio	$61

Certain officers and/or directors of the Portfolios are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2011, were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$2,166,772,475	$2,197,860,055
BlackRock Capital Appreciation Portfolio	$62,311,580	$67,791,868
BlackRock Global Allocation Portfolio	$200,657,314	$80,153,961
BlackRock Government Income Portfolio	$1,262,677,161	$1,281,622,925
BlackRock High Income Portfolio	$34,764,602	$41,269,793
BlackRock Large Cap Core Portfolio	$102,948,783	$109,966,323
BlackRock Total Return Portfolio	$550,312,578	$554,449,581

For the six months ended June 30, 2011, purchases and sales of US government securities were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$366,453,519	$370,274,896
BlackRock Global Allocation Portfolio	$19,489,117	$12,315,480
BlackRock Government Income Portfolio	$196,609,624	$202,330,777
BlackRock Total Return Portfolio	$161,741,200	$166,149,449

For the six months ended June 30, 2011, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales
BlackRock Government Income Portfolio	$560,543,414	$560,928,703
BlackRock Total Return Portfolio	$336,492,363	$336,635,414

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

Transactions in options written for the six months ended June 30, 2011, were as follows:

	Calls			Puts
BlackRock Balanced Capital Portfolio	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	30	$ 44,500	$ 2,298,124	30	$ 61,600	$ 2,573,407
Options written	441	64,200	2,318,181	634	76,200	2,424,597
Options exercised	—	—	—	—	—	—
Options expired	(221)	(11,300)	(432,539)	(64)	(20,300)	(379,552)
Options closed	(226)	(26,300)	(1,295,376)	(276)	(46,800)	(1,656,219)
Outstanding options, end of period	24	$ 71,100	$ 2,888,390	324	$ 70,700	$ 2,962,233

	Calls			Puts
BlackRock Global Allocation Portfolio	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	982	—	$ 202,434	1,107	—	$ 145,498
Options written	106,338	—	500,486	49,878	$235,674	1,315,327
Options exercised	(124)	—	(62,278)	—	—	—
Options expired	(68)	—	(35,589)	(561)	—	(43,147)
Options closed	(1,694)	—	(197,702)	(7,810)	—	(121,316)
Outstanding options, end of period	105,434	—	$ 407,351	42,614	$235,674	$1,296,362

As of June 30, 2011, for BlackRock Global Allocation Portfolio, the value of portfolio holdings subject to covered call options written was $23,229,278.

	Calls			Puts
BlackRock Government Income Portfolio	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	—	—	—	—	—	—
Options written	288	$15,200	$ 652,663	190	$25,600	$618,964
Options exercised	—	—	—	—	—	—
Options expired	(114)	(300)	(61,534)	(3)	(300)	(2,748)
Options closed	(108)	(1,300)	(112,386)	(7)	(1,300)	(49,321)
Outstanding options, end of period	66	$13,600	$ 478,743	180	$24,000	$566,895

	Calls			Puts
BlackRock Total Return Portfolio	Option Contracts	Swaptions Notional (000)	Premiums Received	Option Contracts	Swaptions Notional (000)	Premiums Received
Outstanding options, beginning of period	—	$ 18,700	$ 977,651	—	$ 22,700	$1,096,651
Options written	190	25,300	925,622	212	30,500	949,277
Options exercised	—	—	—	—	—	—
Options expired	(97)	(3,000)	(159,762)	(28)	(3,000)	(119,623)
Options closed	(84)	(16,300)	(748,783)	(77)	(25,500)	(908,640)
Outstanding options, end of period	9	$ 24,700	$ 994,728	107	$ 24,700	$1,017,665

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

5. Capital Loss Carry Forwards:

As of December 31, 2010, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio
2011	—	$35,877,169	—	$ 9,089,143	—	—
2013	—	—	—	1,975,092	—	—
2014	—	—	—	664,870	—	—
2016	—	117,171	—	2,675,598	$10,396,760	—
2017	$80,558,307	29,231,632	$6,087,952	3,081,614	34,599,567	$4,160,952
Total	$80,558,307	$65,225,972	$6,087,952	$17,486,317	$44,996,327	$4,160,952

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Borrowings:

The Fund, on behalf of the Portfolios (except for BlackRock Money Market Portfolio), along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. The Portfolios pay a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the Portfolios based on their net assets as of October 31, 2010. The Portfolios did not borrow under the credit agreement during the six months ended June 30, 2011.

For the six months ended June 30, 2011, the Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls transactions were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
BlackRock Balanced Capital Portfolio	$41,931,184	0.14%
BlackRock Government Income Portfolio	$ 1,922,170	0.08%
BlackRock High Income Portfolio	$ 1,224,429	0.29%
BlackRock Total Return Portfolio	$28,935,183	0.11%

7. Commitments:

Certain Portfolios may invest in floating rate loan interests. In connection with these investments, the Portfolios may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Portfolios to furnish temporary financing to a borrower until permanent financing can be arranged. At June 30, 2011, BlackRock High Income Portfolio had outstanding bridge loan commitments of $350,000. In connection with either of these commitments, the Portfolios earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. The unrecognized commitment fee income is recorded on the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of June 30, 2011, none of the Portfolios had any unfunded floating rate loan interest.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statements of Assets and Liabilities, less any collateral held by the Portfolios.

Certain Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

As of June 30, 2011, BlackRock Capital Appreciation Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

As of June 30, 2011, BlackRock Global Allocation Portfolio invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Please see the Schedules of Investments for concentrations in specific countries.

As of June 30, 2011, BlackRock Global Allocation Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Pharmaceuticals	22%
Oil, Gas & Consumable Fuels	12
Commercial Banks	9
Foreign Agency Obligations	9
Diversified Telecommunication Services	7
Metals & Mining	6
US Treasury Obligations	5
Other*	30

*	All other industries held were each less than 5% of long-term investments.

As of June 30, 2011, BlackRock Large Cap Core Portfolio invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

BlackRock Series Fund, Inc.
Notes to Financial Statements (continued)

9. Capital Share Transactions:

Transactions in capital shares were as follows:

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio		BlackRock Government Income Portfolio
Six Months Ended June 30, 2011	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	70,423	$ 1,039,508	108,946	$ 3,147,350	8,565,787	$135,550,324	364,346	$ 4,116,594
Shares issued to
shareholders in
reinvestment of
dividends	—	—	—	—	—	—	146,192	1,639,584
Total issued	70,423	1,039,508	108,946	3,147,350	8,565,787	135,550,365	510,538	5,756,178
Shares redeemed	(1,965,952)	(29,202,764)	(324,381)	(9,224,525)	(3,613,173)	(57,812,087)	(1,046,476)	(11,761,734)
Net increase
(decrease)	(1,895,529)	$(28,163,256)	(215,435)	$(6,077,175)	4,952,614	$ 77,738,237	(535,938)	$(6,005,556)

	BlackRock High Income Portfolio		BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio		BlackRock Total Return Portfolio
Six Months Ended June 30, 2011	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	824,275	$ 4,443,378	123,435	$ 2,508,946	31,167,169	$ 31,167,169	139,950	$ 1,567,146
Shares issued to
shareholders in
reinvestment of
dividends and
distributions	370,949	2,019,868	—	—	372	372	170,997	1,911,458
Total issued	1,195,224	6,463,246	123,435	2,508,946	31,167,541	31,167,541	310,947	3,478,604
Shares redeemed	(1,980,812)	(10,740,446)	(552,171)	(10,983,639)	(43,100,232)	(43,100,232)	(682,680)	(7,610,696)
Net decrease	(785,588)	$ (4,277,200)	(428,736)	$ (8,474,693)	(11,932,691)	$(11,932,691)	(371,733)	$(4,132,092)

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio		BlackRock Government Income Portfolio
Year Ended December 31, 2010	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	109,279	$ 1,504,661	289,321	$ 7,213,332	13,081,187	$201,022,993	1,155,661	$ 13,071,211
Shares issued to
shareholders in
reinvestment of
dividends and
distributions	911,122	12,758,496	29,332	806,311	406,714	6,300,006	669,347	7,554,214
Total issued	1,020,401	14,263,157	318,653	8,019,643	13,487,901	207,322,999	1,825,008	20,625,425
Shares redeemed	(4,941,746)	(67,069,682)	(790,786)	(18,705,877)	(2,448,817)	(35,727,932)	(2,873,814)	(32,763,685)
Net increase
(decrease)	(3,921,345)	$(52,806,525)	(472,133)	$(10,686,234)	11,039,084	$171,595,067	(1,048,806)	$(12,138,260)

	BlackRock High Income Portfolio		BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio		BlackRock Total Return Portfolio
Year Ended December 31, 2010	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,313,209	$ 21,759,022	174,062	$ 3,004,797	64,059,476	$64,059,476	647,342	$ 7,258,749
Shares issued to
shareholders in
reinvestment of
dividends and
distributions	787,313	4,008,544	130,401	2,356,592	18,762	18,762	397,419	4,420,435
Total issued	5,100,522	25,767,566	304,463	5,361,389	64,078,238	64,078,238	1,044,761	11,679,184
Shares redeemed	(5,201,147)	(26,172,144)	(1,366,629)	(23,423,745) (111,741,178)		(111,741,178)	(1,576,550)	(17,541,106)
Net decrease	(100,625)	$ (404,578)	(1,062,166)	$(18,062,356)	(47,662,940)	$ (47,662,940)	(531,789)	$ (5,861,922)

BlackRock Series Fund, Inc.
Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The following Portfolios paid a net investment income dividend in the following amounts on July 22, 2011 to shareholders of record on July 20, 2011:

Dividend Per Share
Balanced Capital Portfolio	$0.017697
Large Cap Core Portfolio	$0.001484

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”), BlackRock Government Income Portfolio (the “Government Income Portfolio”), BlackRock High Income Portfolio (the “High Income Portfolio”), BlackRock Large Cap Core Portfolio (the “Large Cap Core Portfolio”), BlackRock Money Market Portfolio (the “Money Market Portfolio”) and BlackRock Total Return Portfolio (the “Total Return Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Series Fund, Inc. (the “Corporation”), met on April 12, 2011 and May 10-11, 2011 to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; (c) BlackRock International Limited; and (d) BlackRock Institutional Management Corporation (collectively, the “Sub-Advisors”) with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Subadvisory Agreements (continued)

implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10-11, 2011 Board meeting.

At an in-person meeting held on May 10-11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Subadvisory Agreements (continued)

capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Balanced Capital Portfolio ranked in the fourth, third and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Balanced Capital Portfolio’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Balanced Capital Portfolio’s performance was affected by the underperformance of the Balanced Capital Portfolio’s equity segment in 2009 and 2010 and the Balanced Capital Portfolio’s fixed-income segment in 2008. The bulk of the underperformance for the Balanced Capital Portfolio’s equity segment was concentrated over the 18-month period ended August 31, 2010. During this time, cheap stocks with improving fundamentals noticeably underperformed more expensive stocks with deteriorating fundamentals, especially during the middle two quarters of 2009. In 2008 the Balanced Capital Portfolio’s fixed income segment detracted from aggregate performance due primarily to an overweight to high quality spread assets (agency and non-agency mortgages, commercial mortgage backed securities and asset backed securities) and an underweight to U.S. Treasuries.

The Board and BlackRock discussed BlackRock’s strategy for improving the Balanced Capital Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Balanced Capital Portfolio’s portfolio managers and to improve the Balanced Capital Portfolio’s performance.

The Board noted that the Capital Appreciation Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported.

The Board noted that the Global Allocation Portfolio ranked in the second quartile for the one-year period reported, and ranked 3 out of 4 funds and 1 out of 4 funds for the three- and five-year periods reported, respectively, against its Lipper Performance Universe.

The Board noted that the Government Income Portfolio ranked in the first, third and third quartiles against its Lipper Performance Universe for the one-, three- and

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Subadvisory Agreements (continued)

five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Government Income Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, underperformance was primarily driven by significant exposure to non-government debt, most notably to the non-agency mortgage and commercial mortgage backed securities (CMBS) markets.

The Board and BlackRock discussed BlackRock’s strategy for improving the Government Income Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Government Income Portfolio’s portfolio managers and to improve the Government Income Portfolio’s performance.

The Board noted that the High Income Portfolio ranked in the first, second and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Large Cap Core Portfolio ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Large Cap Core Portfolio’s underperformance during these periods compared with its Peers and actions being taken to improve the Large Cap Core Portfolio’s performance. The Board and BlackRock analyzed the performance of, and interaction between, the Large Cap Core Portfolio’s quantitative and fundamental strategies. BlackRock informed the Board that, among other things, the bulk of the underperformance was concentrated over the 18-month period ended August 31, 2010. During this time, higher quality stocks with improving fundamentals noticeably underperformed lower quality stocks with deteriorating fundamentals, especially during the middle two quarters of 2009.

The Board and BlackRock discussed BlackRock’s strategy for improving the Large Cap Core Portfolio’s performance and, at the Board and BlackRock’s initiative, BlackRock developed a plan that it has been implementing over the past 12 months, which includes the following enhancements, among others: (i) adding a Co-Portfolio Manager; (ii) adding personnel within the Quantitative Analytical Research Group to further support the quantitative portion of the investment team; (iii) dividing responsibility for fundamental research among analysts along sector lines; and (iv) assessing the effectiveness of the quantitative model used in the security selection process. BlackRock expressed to the Board its ongoing commitment to provide the resources necessary to assist the Large Cap Core Portfolio’s portfolio managers and to improve the Large Cap Core Portfolio’s performance.

The Board noted that the Money Market Portfolio ranked in the second, first and first quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

The Board noted that the Total Return Portfolio ranked in the second, fourth and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Total Return Portfolio’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, underperformance in 2008 continues to weigh on long term performance.

The Board and BlackRock discussed BlackRock’s strategy for improving the Total Return Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Total Return Portfolio’s portfolio managers and to improve the Total Return Portfolio’s performance.

The Board noted that BlackRock has made changes to the organization of the overall equity group and fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Subadvisory Agreements (continued)

year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that each Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the aggregate assets of the Funds increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, each Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Funds.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s

BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Subadvisory Agreements (concluded)

fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2012 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Funds, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to each Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BlackRock Series Fund, Inc.
Officers and Directors

Robert M. Hernandez, Chair of the Board
   and Director
Fred G. Weiss, Vice Chair of the Board and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Honorable Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
   Anti-Money Laundering Officer
Ira P. Shapiro, Secretary	Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock Investment Management, LLC
Princeton, NJ 08540

BlackRock International Limited
Edinburgh, EH3 8JB, United Kingdom

BlackRock Institutional Management Corp.
Wilmington, DE 19809

Custodian
The Bank of New York Mellon[1]
New York, NJ 10286

Brown Brothers Harriman & Co.[2]
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Co.
Boston, MA 02116

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Principal Office of the Fund
BlackRock Series Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

1	For all Portfolios except BlackRock Global Allocation Portfolio.

2	For BlackRock Global Allocation Portfolio.

BlackRock Series Fund, Inc.
Additional Information

Board Approvals

On March 18, 2011, the Board approved certain changes to the BlackRock High Income Portfolio. In particular, the Board approved a change in the name of the Portfolio to “BlackRock High Yield Portfolio,” a change in the Portfolio’s investment objective to “to maximize total return, consistent with income generation and prudent investment management” and certain changes to the Portfolio’s principal investment strategies, as detailed below. These changes are effective on October 1, 2011.

Effective October 1, 2011, the principal investment strategies of the BlackRock High Income Portfolio are as follows:

The Portfolio invests primarily in non-investment grade bonds with maturities of ten years or less.The Portfolio normally invests at least 80% of its assets in high yield bonds. The Portfolio may also invest in convertible and preferred securities. These securities will be counted toward the Portfolio’s 80% policy to the extent they have characteristics similar to the securities included within that policy. The high yield securities (commonly called “junk bonds”) acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s (“S&P”) or Ba or lower by Moody’s Investor Services (“Moody’s”) or will be determined by the Portfolio management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Portfolio may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy.

The Portfolio may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

BlackRock Series Fund, Inc.
BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Polices and Procedures

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Portfolios voted proxies relating to securities held in the Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

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This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

59828-06/11

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:   /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Series Fund, Inc.

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Series Fund, Inc.

Date: September 2, 2011

By:   /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Series Fund, Inc.

Date: September 2, 2011